UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21339

Morgan Stanley Institutional Liquidity Funds
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	October 31, 2011

Date of reporting period:	October 31, 2011

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional
Liquidity Funds

Money Market Portfolio

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

Annual
Report

October 31, 2011

2011 Annual Report

October 31, 2011

Table of Contents

Shareholders' Letter	2

Performance Summary	3

Expense Examples	4

Investment Advisory Agreement Approval	6

Investment Overviews & Portfolios of Investments:

Money Market Portfolio	8

Prime Portfolio	14

Government Portfolio	23

Government Securities Portfolio	27

Treasury Portfolio	30

Treasury Securities Portfolio	34

Tax-Exempt Portfolio	37

Statements of Assets and Liabilities	44

Statements of Operations	48

Statements of Changes in Net Assets	50

Financial Highlights	58

Notes to Financial Statements	73

Report of Independent Registered Public Accounting Firm	78

Federal Income Tax Information	79

U.S. Privacy Policy	80

Trustee and Officer Information	83

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Liquidity Funds. To receive a prospectus and/or Statement of Additional Information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1(888) 378-1630. Please read the prospectus carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

2011 Annual Report

October 31, 2011

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present the Morgan Stanley Institutional Liquidity Funds ("MSILF") Annual Report for the year ended October 31, 2011. MSILF currently offers seven portfolios (Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt), which together are designed to provide flexible cash management options. MSILF's portfolios provide investors with a means to help them meet specific cash investment needs, whether they need a rated fund, capital preservation, or tax-efficient returns.

Sincerely,

Kevin Klingert
President and Principal Executive Officer

November 2011

2011 Annual Report

October 31, 2011

Performance Summary (unaudited)

The seven-day current and seven-day effective yields (effective yield assumes an annualization of the current yield with all dividends reinvested) as of October 31, 2011, were as follows:

	Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Portfolios:
Money Market	0.10%	0.10%	0.05%	0.05%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Prime	0.08%	0.08%	0.03%	0.03%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Government	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Government Securities	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Treasury	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Treasury Securities	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Tax-Exempt	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
	Non-Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Portfolios:
Money Market	0.03%	0.03%	–0.02%	–0.02%	–0.07%	–0.07%	–0.12%	–0.12%	–0.22%	–0.22%	–0.47%	–0.47%	–0.12%	–0.12%
Prime	0.02%	0.02%	–0.03%	–0.03%	–0.08%	–0.08%	–0.13%	–0.13%	–0.23%	–0.23%	–0.48%	–0.48%	–0.13%	–0.13%
Government	–0.12%	–0.12%	–0.17%	–0.17%	–0.22%	–0.22%	–0.27%	–0.27%	–0.37%	–0.37%	–0.62%	–0.62%	–0.27%	–0.27%
Government Securities	–0.23%	–0.23%	–0.28%	–0.28%	–0.33%	–0.33%	–0.38%	–0.38%	–0.48%	–0.48%	–0.73%	–0.73%	–0.38%	–0.38%
Treasury	–0.17%	–0.17%	–0.22%	–0.22%	–0.27%	–0.27%	–0.32%	–0.32%	–0.42%	–0.42%	–0.67%	–0.67%	–0.32%	–0.32%
Treasury Securities	–0.21%	–0.21%	–0.26%	–0.26%	–0.31%	–0.31%	–0.36%	–0.36%	–0.46%	–0.46%	–0.71%	–0.71%	–0.36%	–0.36%
Tax-Exempt	–0.19%	–0.19%	–0.24%	–0.24%	–0.29%	–0.29%	–0.34%	–0.34%	–0.44%	–0.44%	–0.69%	–0.69%	–0.34%	–0.34%

The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance information for the 7-day effective yield assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns will fluctuate causing portfolio shares, when redeemed, to be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in the Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt Portfolios (the "Portfolios") are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Portfolios. Please read MSILF's prospectuses carefully before you invest or send money.

The Tax-Exempt Portfolio may invest a portion of its total assets in bonds that may subject certain investors to the federal Alternative Minimum Tax (AMT). Investors should consult their tax adviser for further information on tax implications.

Yield quotation more closely reflects the current earnings of the Portfolios than the total return. As with all money market portfolios, yields will fluctuate as market conditions change and the seven-day yields are not necessarily indicative of future performance.

2011 Annual Report

October 31, 2011

Expense Examples (unaudited)

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, shareholder administration plan fees (in the case of the Institutional Select, Investor and Administrative Classes), service and shareholder administration plan fees (in the case of the Advisory Class); distribution and shareholder service plan fees (in the case of the Participant and Cash Management Classes) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

2011 Annual Report

October 31, 2011

Expense Examples (unaudited) (cont'd)

Portfolio	Beginning Account Value 5/1/11	Actual Ending Account Value 10/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*		Hypothetical Expenses Paid During Period*		Net Expense Ratio During Period**
Money Market Portfolio Institutional Class	$1,000.00	$1,000.50	$1,024.40	$0.81		$0.82		0.16%
Money Market Portfolio Institutional Select Class	1,000.00	1,000.20	1,024.15	1.06		1.07		0.21
Money Market Portfolio Investor Class	1,000.00	1,000.10	1,024.00	1.21		1.22		0.24
Money Market Portfolio Administrative Class	1,000.00	1,000.10	1,024.00	1.21		1.22		0.24
Money Market Portfolio Advisory Class	1,000.00	1,000.00	1,024.00	1.21		1.22		0.24
Money Market Portfolio Participant Class	1,000.00	1,000.10	1,024.00	1.21		1.22		0.24
Money Market Portfolio Cash Management Class	1,000.00	1,000.10	1,023.95	1.26		1.28		0.25
Prime Portfolio Institutional Class	1,000.00	1,000.40	1,024.40	0.81		0.82		0.16
Prime Portfolio Institutional Select Class	1,000.00	1,000.20	1,024.15	1.06		1.07		0.21
Prime Portfolio Investor Class	1,000.00	1,000.10	1,024.05	1.16		1.17		0.23
Prime Portfolio Administrative Class	1,000.00	1,000.10	1,024.00	1.21		1.22		0.24
Prime Portfolio Advisory Class	1,000.00	1,000.10	1,024.05	1.16		1.17		0.23
Prime Portfolio Participant Class	1,000.00	1,000.10	1,024.00	1.21		1.22		0.24
Prime Portfolio Cash Management Class	1,000.00	1,000.10	1,024.05	1.16		1.17		0.23
Government Portfolio Institutional Class	1,000.00	1,000.10	1,024.65	0.55		0.56		0.11
Government Portfolio Institutional Select Class	1,000.00	1,000.10	1,024.65	0.55		0.56		0.11
Government Portfolio Investor Class	1,000.00	1,000.10	1,024.65	0.55		0.56		0.11
Government Portfolio Administrative Class	1,000.00	1,000.10	1,024.60	0.60		0.61		0.12
Government Portfolio Advisory Class	1,000.00	1,000.10	1,024.65	0.55		0.56		0.11
Government Portfolio Participant Class	1,000.00	1,000.10	1,024.65	0.55		0.56		0.11
Government Portfolio Cash Management Class	1,000.00	1,000.10	1,024.65	0.55		0.56		0.11
Government Securities Portfolio Institutional Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Government Securities Portfolio Institutional Select Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Government Securities Portfolio Investor Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Government Securities Portfolio Administrative Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Government Securities Portfolio Advisory Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Government Securities Portfolio Participant Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Government Securities Portfolio Cash Management Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Treasury Portfolio Institutional Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Treasury Portfolio Institutional Select Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Treasury Portfolio Investor Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Treasury Portfolio Administrative Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Treasury Portfolio Advisory Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Treasury Portfolio Participant Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Treasury Portfolio Cash Management Class	1,000.00	1,000.10	1,024.90	0.30		0.31		0.06
Treasury Securities Portfolio Institutional Class	1,000.00	1,000.10	1,025.21	0.00	^	0.00	^	0.00	§
Treasury Securities Portfolio Institutional Select Class	1,000.00	1,000.10	1,025.21	0.00	^	0.00	^	0.00	§
Treasury Securities Portfolio Investor Class	1,000.00	1,000.10	1,025.21	0.00	^	0.00	^	0.00	§
Treasury Securities Portfolio Administrative Class	1,000.00	1,000.10	1,025.21	0.00	^	0.00	^	0.00	§
Treasury Securities Portfolio Advisory Class	1,000.00	1,000.10	1,025.21	0.00	^	0.00	^	0.00	§
Treasury Securities Portfolio Participant Class	1,000.00	1,000.10	1,025.21	0.00	^	0.00	^	0.00	§
Treasury Securities Portfolio Cash Management Class	1,000.00	1,000.10	1,025.21	0.00	^	0.00	^	0.00	§
Tax-Exempt Portfolio Institutional Class	1,000.00	1,000.10	1,024.45	0.76		0.77		0.15
Tax-Exempt Portfolio Institutional Select Class	1,000.00	1,000.10	1,024.40	0.81		0.82		0.16
Tax-Exempt Portfolio Investor Class	1,000.00	1,000.10	1,024.40	0.81		0.82		0.16
Tax-Exempt Portfolio Administrative Class	1,000.00	1,000.10	1,024.40	0.81		0.82		0.16
Tax-Exempt Portfolio Advisory Class	1,000.00	1,000.10	1,024.40	0.81		0.82		0.16
Tax-Exempt Portfolio Participant Class	1,000.00	1,000.10	1,024.40	0.81		0.82		0.16
Tax-Exempt Portfolio Cash Management Class	1,000.00	1,000.10	1,024.40	0.81		0.82		0.16

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

^  Amount is less than $0.005.

§  Amount is less than 0.005%.

2011 Annual Report

October 31, 2011

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performances of the Prime, Money Market, Tax-Exempt, Treasury and Government Portfolios were better than the peer group averages for the one-, three- and five-year periods.

With respect to the Treasury Securities Portfolio, the Board noted that the performance was equal to its peer group average for the one-year period and since October 2008, the month of the Portfolio's inception.

With respect to the Government Securities Portfolio, the Board noted that the performance was better than its peer group average for the one-year period but below its peer group average since March 2008, the month of the Portfolio's inception.

Performance Conclusions

With respect to the all of the Portfolios (except the Government Securities Portfolio), after discussion, the Board concluded that performance was competitive with the peer group averages.

With respect to the Government Securities Portfolio, the Board concluded that performance was acceptable.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios.

The Board noted that the management fees and total expense ratios for all of the Portfolios were lower than the peer group averages (except that the management fee for the Government Securities Portfolio was equal to its peer group average). After discussion, with respect to each of the Portfolios, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

2011 Annual Report

October 31, 2011

Investment Advisory Agreement Approval (unaudited) (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

2011 Annual Report

October 31, 2011

Investment Overview (unaudited)

Money Market Portfolio

The Money Market Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial and non-financial corporations. The Portfolio also invests in obligations of foreign governments and in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including securities guaranteed under the Federal Deposit Insurance Corporation ("FDIC") Temporary Liquidity Guarantee Program.

Performance

For the fiscal year ended October 31, 2011, the Portfolio's Institutional Share Class had a total return of 0.15%. For the seven-day period ended October 31, 2011, the Portfolio's Institutional Share Class provided an annualized current yield of 0.10% (subsidized) and 0.03% (non-subsidized), while its 30-day moving average annualized yield was 0.10% (subsidized) and 0.03% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  During the latter stages of 2010, the broader U.S. economy continued to expand at a moderate pace. Gross domestic product (GDP) registered a 2.3% growth rate for the fourth quarter. However, as the calendar turned, 2011 growth was depressed by a variety of factors. Severe winter weather, unrest in the Middle East, the tragedy in Japan and subsequent supply chain disruptions, the onset of the second stage of the European debt crisis, and growing concerns about the indebtedness of the United States all were contributing factors that led to a slowdown in growth. GDP for the first quarter of 2011 was revised down from an initial report of 1.9% to 0.4%, while second quarter growth came in at only a 1.3% rate. The pace of third quarter growth increased to 2.5%, easing worries of stalling economic growth and a double-dip recession. In addition, job growth, which had staged a noticeable pickup in the fourth quarter of 2010, began to stagnate in the second quarter of 2011, but then stabilized in the third quarter. The unemployment rate, which had dropped from 9.8% in November 2010 to 8.8% in March 2011, began to creep back up, rising above 9.0%.

•  On Friday, August 5, 2011, Standard & Poor's (S&P) downgraded the U.S. long-term debt credit rating to AA+, affirming the short-term rating at A-1+. Given that S&P had provided advance warning of a possible downgrade, the markets were not completely surprised. Nonetheless, the extraordinary nature of the U.S. being downgraded by one notch combined with global events left the full, long-term impact of the downgrade unclear, although by and large Treasury prices and market functioning at this point indicate no disruption and no loss of status in global financial markets.

•  On the credit side, the money markets continued to be influenced by uncertainty surrounding events in the euro zone. In particular, renewed fears of a Greek default have put the focus back on banking exposures to Greek debt and other sovereign debt holdings. Given this increased scrutiny, money market funds continue to reduce their investments and tenors in many European banks. Not surprisingly, stresses began to emerge in the funding markets. The euro-U.S. dollar cross currency basis swap widened to -100 basis points, illustrating the ongoing struggle for these European banks to access U.S. dollars. As expected London Interbank Offered Rate (LIBOR) levels continued their gradual ascent, with the three-month LIBOR climbing to 0.43% by the end of the reporting period. Against this backdrop, risk aversion was prevalent and the markets once again are demanding action from policy makers. An expansion of the European Financial Stability Fund (EFSF) was approved in July and ratified by all 17 Guarantee Countries. However, implementation of these reforms remains slow, while market appetite for a quick fix remains elevated. With market conditions deteriorating, euro zone leaders rushed for an expanded solution, complete with additional Greek "voluntary" writedowns, recapitalization of European banks, and leverage for the EFSF. The outcome of the European Union (EU) summit on October 26 was broadly characterized positively by the market; however, we believe there are still implementation risks and other details to be resolved.

•  As expected, the Fed's $600 billion balance sheet expansion through Treasury purchases (the second round of quantitative easing, or QE2) was

2011 Annual Report

October 31, 2011

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

completed at the end of June. In order to continue to maintain policy accommodation, the Fed announced its intention to continue to reinvest maturing securities and principal pay downs into Treasury securities as it looks to maintain the size of its balance sheet. The much-anticipated September 2011 Federal Open Market Committee (FOMC) meeting ended with the Fed announcing its intention to undertake a $400 billion "twist" (or maturity extension program) of its balance sheet holdings. Citing slow economic growth, continuing weakness in labor market conditions, elevated unemployment, and a housing sector that remains depressed, the Fed embarked on "Operation Twist" in October 2011 with a completion date of June 2012. Specifically, the Fed will sell $400 billion of Treasury securities with maturities of three years and under while purchasing a like amount of Treasuries with maturities of between six and thirty years. In addition, to help support the mortgage market, the Fed will reinvest principal pay downs from agency and agency mortgage backed securities (MBS) debt into agency MBS (previously these agency maturity/pay downs were reinvested into Treasuries). Once again, there were three dissenting votes to this policy action. Importantly for the money markets, the FOMC decision did not include a cut in the 0.25% Interest on Excess Reserves (IOER) rate.

Management Strategies

•  As of October 31, 2011, the Portfolio had net assets of approximately $2.4 billion. The Portfolio's WAM and WAL were 20 days and 30 days, respectively.

•  We remain quite comfortable in our conservative approach to managing our money market funds. Our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, we believe have put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with high levels of liquidity.

•  During the reporting period, we continued to place a strong emphasis on purchasing commercial paper, certificates of deposit, and repurchase agreements. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and high liquidity. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our standards of minimal credit risk.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	34.3%
Tax-Exempt Instruments	22.1
Commercial Paper	21.5
Floating Rate Notes	11.0
Certificates of Deposit	6.8
Other*	4.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

October 31, 2011

Portfolio of Investments

Money Market Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (6.8%)
International Banks (6.8%)
Rabobank Nederland
0.31%, 1/17/12	$50,000	$49,996
Skandin Ens Banken
0.12%, 11/2/11	110,000	110,000
Total Certificates of Deposit (Cost $159,996)		159,996
Commercial Paper (a) (21.5%)
International Banks (21.5%)
ABN Amro Funding USA LLC,
0.36%, 11/22/11 (b)	50,000	49,990
0.52%, 1/27/12 (b)	10,000	9,987
0.53%, 1/26/12 (b)	11,000	10,986
0.56%, 2/3/12 (b)	5,000	4,993
BNZ International Funding Ltd.
0.43%, 1/23/12 (b)	50,000	49,952
ING Funding LLC
0.11%, 11/4/11	60,000	60,000
Nordea North America, Inc.
0.52%, 3/15/12	70,000	69,865
Oversea Chinese Banking Corp. Ltd.,
0.44%, 1/12/12 - 1/19/12	85,000	84,924
Rabobank USA Financial Corp.
0.30%, 11/28/11	90,000	89,980
UOB Funding LLC
0.41%, 1/12/12	26,000	25,979
Westpac Securities NZ Ltd.
0.43%, 2/3/12 (b)	50,000	49,945
Total Commercial Paper (Cost $506,601)		506,601
Floating Rate Notes (11.0%)
International Banks (11.0%)
BNP Paribas
0.57%, 2/9/12	75,000	75,000
Royal Bank of Canada
0.31%, 2/27/12	75,000	75,000
UBS AG
0.29%, 12/14/11	110,000	110,000
Total Floating Rate Notes (Cost $260,000)		260,000
Repurchase Agreements (34.3%)
Barclays Capital, Inc., (0.38%, dated 10/31/11, due 11/1/11; proceeds $20,000; fully collateralized by Corporate Bonds; GFI Group, Inc. 8.38% due 7/19/18; Nalco Co. 6.63% due 1/15/19; Regions Bank 7.50% due 5/15/18; valued at $21,000)	20,000	20,000
Barclays Capital, Inc., (0.48%, dated 10/31/11,
due 11/1/11; proceeds $10,000; fully
collateralized by Common Stocks; ABB Ltd.;
Anglogold Ashanti Ltd.; Anheuser-Busch
InBev N.V.; ARM Holdings PLC; Baidu, Inc.; BHP
Billiton PLC; BP PLC; Carnival PLC; China Life
Insurance Co., Ltd.; Cia de Minas Buenaventura
SA; Cresud SACIF ; Ecopetrol SA; Elster Group
SE; Hitachi Ltd.; Honda Motor Co., Ltd.; ICICI
Bank Ltd.; Mobile Telesystems OJSC;

	Face Amount (000)	Value (000)
National Grid PLC; Novo Nordisk A/S; ORIX Corp.; Petroleo Brasileiro SA; Randgold Resources Ltd.; Rio Tinto PLC; Royal Dutch Shell PLC; Taiwan Semiconductor Manufacturing Co., Ltd.; Telecom Corp of New Zealand Ltd.; Telecom Italia SpA; Telefonaktiebolaget LM Ericsson; Telefonica SA; Telefonos de Mexico SAB de CV; Tenaris SA; Ternium SA; Teva Pharmaceutical Industries Ltd.; Vale SA; Vodafone Group PLC; Westpac Banking Corp.; valued at $10,500)	$10,000	$10,000
Barclays Capital, Inc., (0.73%, dated 2/18/11,
due 2/17/12; proceeds $35,258; fully
collateralized by Convertible Bonds; Amgen, Inc.
0.38% due 2/1/13; Best Buy Co., Inc. 2.25%
due 1/15/22; Health Care REIT, Inc. 3.00% -
4.75% due 12/1/26 - 12/1/29; L-3
Communications Holdings, Inc. 3.00% due
8/1/35; Lam Research Corp. 0.50% due
5/15/16; Lennar Corp. 2.75% due 12/15/20;
Liberty Interactive LLC 3.13% - 3.75% due
3/30/23 - 2/15/30; MF Global Holdings Ltd.
3.38% due 8/1/18; Old Republic International
Corp. 8.00% due 5/15/12; Omnicare, Inc.
3.75% due 12/15/25; Owens-Brockway Glass
Container, Inc. 3.00% due 6/1/15; Teleflex, Inc.
3.88% due 8/1/17; TW telecom, Inc. 2.38%
due 4/1/26; valued at $39,550)	35,000	35,000
BNP Paribas Securities Corp., (0.38%, dated 10/31/11, due 11/1/11; proceeds $30,000; fully collateralized by Corporate Bonds; Brunswick Corp. 11.25% due 11/1/16; Pactiv Corp. 5.88% due 7/15/12; valued at $31,800)	30,000	30,000
Credit Agricole Securities USA, (0.14%, dated 10/31/11, due 11/1/11; proceeds $100,000) (c)	100,000	100,000
Credit Suisse Securities USA, (0.25%, dated
10/28/11, due 11/4/11; proceeds $80,004;
fully collateralized by Common Stocks; ABB Ltd.;
Acuity Brands, Inc.; Advance Auto Parts, Inc.;
Alere, Inc.; Brigham Exploration Co.; Caliper Life
Sciences, Inc.; Canon, Inc.; Community Health
Systems, Inc.; Consolidated-Tomoka Land Co.;
Corrections Corp of America; Cresud SACIF;
Delhaize Group SA; DISH Network Corp.; Dollar
Thrifty Automotive Group, Inc.; Endo
Pharmaceuticals Holdings, Inc.; Honda Motor
Co., Ltd.; Hooker Furniture Corp.; Hubbell, Inc.;
IDT Corp.; Key Technology, Inc.; Kinetic
Concepts, Inc.; Lennar Corp.; Manpower, Inc.;
Miller Industries, Inc.; MSC Industrial Direct Co.;
NCR Corp.; Pharmaceutical Product
Development, Inc.; QLogic Corp.; Ralcorp
Holdings, Inc.; Raymond James Financial, Inc.;
Reed Elsevier PLC; Regency Centers Corp.;
Reinsurance Group of America, Inc.; Revlon, Inc.;
Robbins & Myers, Inc.; SEI Investments Co.;
Selective Insurance Group, Inc.; Silgan Holdings,
Inc.; Solar Capital Ltd.; Stillwater Mining Co.;
Talisman Energy, Inc.; Telefonaktiebolaget LM
Ericsson; Tower Bancorp, Inc.; TRW Automotive
Holdings Corp.; US Ecology, Inc.; Varian
Semiconductor Equipment Associates, Inc.;
valued at $84,010)	80,000	80,000

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Credit Suisse Securities USA, (0.60%, dated
10/28/11, due 11/4/11; proceeds $25,003;
fully collateralized by Common Stocks; AGCO
Corp.; American National Insurance Co.; AMETEK,
Inc.; Analogic Corp.; Arch Coal, Inc.; Arkansas
Best Corp.; Aspen Technology, Inc.; Avnet, Inc.;
AVX Corp.; Barrick Gold Corp.; BE Aerospace,
Inc.; Bio-Rad Laboratories, Inc.; Blyth, Inc.;
Brigham Exploration Co.; Brookfield Asset
Management, Inc.; CAE, Inc.; Career Education
Corp.; Corn Products International, Inc.; Dollar
Thrifty Automotive Group, Inc.; France Telecom
SA; Quality Distribution, Inc.; Solar Capital Ltd.;
Talisman Energy; Telefonaktiebolaget LM
Ericsson; and Convertible Bonds; Amgen, Inc.
0.38% due 2/1/13; Covanta Holding Corp.
3.25% due 6/1/14; DR Horton, Inc. 2.00% due
5/15/14; Transocean, Inc. 1.50% due
12/15/37; United States Steel Corp. 4.00% due
5/15/14; valued at $27,177)	$25,000	$25,000
Deutsche Bank Securities, Inc., (0.11%, dated 10/31/11, due 11/1/11; proceeds $200,001; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.00% - 5.36% due 10/15/14 - 11/24/17; valued at $204,001)	200,000	200,000
Deutsche Bank Securities, Inc., (0.12%, dated 10/31/11, due 11/1/11; proceeds $104,415; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.50% - 8.00% due 6/1/37 - 12/1/40; Federal National Mortgage Association 4.00% due 12/1/25; valued at $107,547)	104,415	104,415
Deutsche Bank Securities, Inc., (0.43%, dated
10/31/11, due 11/1/11; proceeds $20,000;
fully collateralized by Common Stocks; Banco
Macro SA; Brookfield Asset Management, Inc.;
BT Group PLC; Cenovus Energy, Inc.; Cia de
Minas Buenaventura SA; eLong, Inc.; Endeavour
Silver Corp.; Enersis SA; Grupo Aeroportuario
del Pacifico SAB de CV; Hitachi Ltd.; IRSA
Inversiones y Representaciones SA; Lennar
Corp.; Nexen, Inc.; Telecom Argentina SA;
TELUS Corp.; WPP PLC; YPF SA; Convertible
Bonds; Fidelity National Financial, Inc. 4.25%
due 8/15/18; Ingersoll-Rand Global Holding Co.,
Ltd. 4.50% due 4/15/12; Liberty Interactive LLC
3.13% due 3/30/23; Ocwen Financial Corp.
3.25% due 8/1/24; ON Semiconductor Corp.
1.88% due 12/15/25; Sotheby's 3.13% due
6/15/13; and Preferred Stocks; Ally Financial,
Inc.; Citigroup Capital VII; iStar Financial, Inc.;
MPG Office Trust, Inc.; SL Green Realty Corp.;
valued at $21,745)	20,000	20,000
JP Morgan Clearing Corp., (0.24%, dated
10/31/11, due 11/1/11; proceeds $60,000;
fully collateralized by Common Stocks; AFC
Enterprises, Inc.; AbitibiBowater, Inc.; Arm
Holdings; Auxilium Pharmaceuticals, Inc.; BP
Capital Markets PLC; Caliper Life Sciences, Inc.;
Capella Education Co.; Crocs, Inc.; DG
Fastchannel, Inc.; Diageo PLC; East West
Bancorp, Inc.; Federal-Mogul Corp.;

	Face Amount (000)	Value (000)
Gen-Probe, Inc.; HSBC Holdings PLC;
IAC/InterActive Corp.; Interactive Brokers Group,
Inc.; Jazz Pharmaceuticals, Inc.; Liberty Global,
Inc.; Linn Energy LLC; LoopNet, Inc.; M&F
Worldwide Corp.; Mac-Gray Corp.; Medicines Co.
(The); Medivation, Inc.; Melco Crown
Entertainment Ltd.; MGM Resorts International;
MTS Systems Corp.; Newport Corp.; News
Corp.; North Valley Bancorp; Onyx
Pharmaceuticals, Inc.; Otter Tail Corp.; PacWest
Bancorp; Pan American Silver Corp.;
Pharmaceutical Product Development, Inc.;
Regeneron Pharmaceuticals, Inc.; Resources
Connection, Inc.; Richardson Electronics Ltd.;
Riverbed Technology, Inc.; SEI Investments Co.;
Silver Standard Resources, Inc.; Sirona Dental
Systems, Inc.; Targacept, Inc.; Techne Corp.;
Tekelec; Trimas Corp.; Varian Semiconductor
Equipment Associates, Inc.; Veeco Instruments,
Inc.; Verint Systems, Inc.; Wacoal Holdings
Corp.; WebMD Health Corp.; Zoll Medical Corp.;
valued at $63,006)	$60,000	$60,000
JP Morgan Clearing Corp., (0.64%, dated 9/9/11,
due 12/8/11; proceeds $45,072; fully
collateralized by Common Stocks; ARM Holdings;
Baidu, Inc.; BP Capital Markets PLC; Capella
Education Co.; Capitol Federal Financial, Inc.;
Charter Communications, Inc.; Crocs, Inc.; East
West Bancorp, Inc.; EchoStar Corp.;
Federal-Mogul Corp.; Gen-Probe, Inc.; Horizon
Technology Finance Corp.; HSBC Holdings PLC;
IAC/InterActive Corp.; Liberty Global, Inc.; Linn
Energy LLC; Mac-Gray Corp.; Marvell Technology
Group; Melco Crown Entertainment Ltd.; MGM
Resorts International; News America, Inc.; North
Valley Bancorp; Onyx Pharmaceuticals, Inc.;
Regeneron Pharmaceuticals, Inc.; Richardson
Electronics Ltd.; Riverbed Technology, Inc.; Silver
Standard Resources, Inc.; Targacept, Inc.;
Tekelec; Varian Semiconductor Equipment
Associates, Inc.; Veeco Instruments, Inc.; Verint
Systems, Inc.; Verisk Analytics, Inc.; WebMD
Health Corp.; WPP PLC; Yandex N.V.; and a
Convertible Bond; Textron, Inc. 4.50% due
5/1/13; valued at $47,525)	45,000	45,000
RBC Capital Markets Corp., (0.61%, dated 4/8/11,
due 4/5/12; proceeds $20,123; fully
collateralized by Corporate Bonds; AES Corp.
(The) 8.00% due 10/15/17; Calpine Construction
Finance Co. LP/CCFC Finance Corp. 8.00% due
6/1/16; Cincinnati Bell, Inc. 7.00% due 2/15/15;
Clear Channel Worldwide Holdings, Inc. 9.25%
due 12/15/17; Frac Tech Services LLC/Frac
Tech Finance, Inc. 7.63% due 11/15/18; Lamar
Media Corp. 6.63% due 8/15/15; Northern Tier
Energy LLC/Northern Tier Finance Corp. 10.50%
due 12/1/17; Oil States International, Inc. 6.50%
due 6/1/19; Oppenheimer Holdings, Inc. 8.75%
due 4/15/18; Range Resources Corp. 5.75%
due 6/1/21; Regions Financial Corp. 7.75% due
11/10/14; Sprint Nextel Corp. 8.38% due
8/15/17; Videotron Ltee 6.38% due 12/15/15;
and a U.S. Government Agency; Federal National
Mortgage Association 5.50% due 10/1/41;
valued at $21,200)	20,000	20,000

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Wells Fargo Securities LLC, (0.18%, dated
10/31/11, due 11/1/11; proceeds $60,000;
fully collateralized by Corporate Bonds; Alcoa,
Inc. 6.75% due 1/15/28; Barclays Bank PLC
5.20% due 7/10/14; Boardwalk Pipelines LP
5.20% due 6/1/18; John Deere Capital Corp.
3.90% due 7/12/21; Kinder Morgan Energy
Partners LP 6.50% due 9/1/39; Liberty Mutual
Group, Inc. 6.50% due 3/15/35; Lincoln National
Corp. 6.15% due 4/7/36; Nationwide Health
Properties, Inc. 6.00% due 5/20/15; Prudential
Financial, Inc. 3.00% due 5/12/16; Senior
Housing Properties Trust 6.75% due 4/15/20;
TIAA Global Markets, Inc. 5.13% due 10/10/12;
Weingarten Realty Investors 4.86% due 1/15/14;
XL Group PLC 6.38% due 11/15/24; valued at
$63,000)	$60,000	$60,000
Total Repurchase Agreements (Cost $809,415)		809,415
Tax-Exempt Instruments (22.1%)
Weekly Variable Rate Bonds (22.1%)
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ), VRDP Ser W-7-1727 (AMT) 0.29%, 7/1/41 (b)	10,000	10,000
California Statewide Communities Development Authority, Kaiser Permanente Ser 2008 A 0.10%, 4/1/32	27,500	27,500
Ser 2009 C-1 0.10%, 4/1/46	27,000	27,000
Ser 2009 C-2 0.10%, 4/1/46	17,500	17,500
Ser 2009 C-3 0.10%, 4/1/45	34,900	34,900
Chicago Mission AAA Hockey Club, IL, Taxable Ser 2011 0.27%, 5/1/46	5,000	5,000
Colorado Housing & Finance Authority, Multi-Family Class II 2005 Ser A-3 (AMT) 0.16%, 4/1/40	15,820	15,820
Single Family Mortgage Class I 2003 Ser B-3 (AMT) 0.15%, 11/1/26	12,500	12,500
Denver Public Schools, CO, Ser 2011 A-3 (COPs) (Taxable) 0.14%, 12/15/37	12,500	12,500
Fremont, CA, Ser 2010 (COPs) 0.12%, 8/1/38	10,000	10,000
Kansas Department of Transportation, Highway Ser 2004 C-4 0.08%, 9/1/24	46,550	46,550
Los Angeles Department of Water & Power, CA, Water System 2001 Ser B Subser B-1 0.07%, 7/1/35	20,000	20,000
Loudoun County Industrial Development Authority, VA, Howard Hughes Medical Institute Ser 2003 D 0.08%, 2/15/38	11,200	11,200

	Face Amount (000)	Value (000)
Maryland Department of Housing & Community Development, Community Development Administration Residential 2004 Ser F (AMT) 0.13%, 9/1/35	$20,000	$20,000
Community Development Administration Residential 2006 Ser G (AMT) 0.16%, 9/1/40	19,000	19,000
New York City Municipal Water Finance Authority, NY, Second General Fiscal 2010 Ser CC 0.07%, 6/15/41	52,200	52,200
New York City, NY, Fiscal 2010 Subser G-4 0.07%, 3/1/39	23,700	23,700
New York State Housing Finance Agency, Chelsea Apartments 2003 Ser A (AMT) 0.12%, 11/15/36	45,000	45,000
Related-Taconic West 17th Street Ser 2009 A 0.10%, 5/15/39	17,150	17,150
Santa Clara Valley Transportation Authority, CA, Measure A Sales Tax Ser 2008 A 0.07%, 4/1/36	22,945	22,945
South Carolina Jobs - Economic Development Authority, Oconee Memorial Hospital Ser 2006 A (Radian) 0.14%, 10/1/36	27,000	27,000
Utah Housing Corporation, Single Family Mortgage Class I 2008 Ser D-1 (AMT) 0.17%, 7/1/39	12,055	12,055
Single Family Mortgage Class I 2009 Ser B 0.14%, 1/1/39	10,000	10,000
Western Municipal Water District Facilities Authority, CA, Ser 2009 A 0.08%, 10/1/32	22,350	22,350
Total Tax-Exempt Instruments (Cost $521,870)		521,870
Time Deposit (4.3%)
International Bank (4.3%)
National Bank of Canada Montreal 0.06%, 11/1/11 (Cost $100,000)	100,000	100,000
Total Investments (100.0%) (Cost $2,357,882)		2,357,882
Liabilities in Excess of Other Assets (-0.0%) (d)		(107)
Net Assets (100.0%)		$2,357,775

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Trade did not settle on 10/31/11, therefore collateral was not received by the Portfolio.

(d)  Amount is less than 0.05%.

AMT  Alternative Minimum Tax.

COPs  Certificates of Participation.

REIT  Real Estate Investment Trust.

VRDP  Variable Rate Demand Preferred.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Money Market Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$159,996	$—	$159,996
Commercial Paper	—	506,601	—	506,601
Floating Rate Notes	—	260,000	—	260,000
Repurchase Agreements	—	809,415	—	809,415
Tax-Exempt Instruments	—	521,870	—	521,870
Time Deposit	—	100,000	—	100,000
Total Assets	$—	$2,357,882	$—	$2,357,882

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of October 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Investment Overview (unaudited)

Prime Portfolio

The Prime Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial corporations and U.S. non-financial corporations. The Portfolio also invests in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including securities guaranteed under the FDIC Temporary Liquidity Guarantee Program.

Performance

For the fiscal year ended October 31, 2011, the Portfolio's Institutional Share Class had a total return of 0.12%. For the seven-day period ended October 31, 2011, the Portfolio's Institutional Share Class provided an annualized current yield of 0.08% (subsidized) and 0.02% (non-subsidized), while its 30-day moving average annualized yield was 0.08% (subsidized) and 0.03% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  During the latter stages of 2010, the broader U.S. economy continued to expand at a moderate pace. Gross domestic product (GDP) registered a 2.3% growth rate for the fourth quarter. However, as the calendar turned, 2011 growth was depressed by a variety of factors. Severe winter weather, unrest in the Middle East, the tragedy in Japan and subsequent supply chain disruptions, the onset of the second stage of the European debt crisis, and growing concerns about the indebtedness of the United States all were contributing factors that led to a slowdown in growth. GDP for the first quarter of 2011 was revised down from an initial report of 1.9% to 0.4%, while second quarter growth came in at only a 1.3% rate. The pace of third quarter growth increased to 2.5%, easing worries of stalling economic growth and a double-dip recession. In addition, job growth, which had staged a noticeable pickup in the fourth quarter of 2010, began to stagnate in the second quarter of 2011, but then stabilized in the third quarter. The unemployment rate, which had dropped from 9.8% in November 2010 to 8.8% in March 2011, began to creep back up, rising above 9.0%.

•  On Friday, August 5, 2011, Standard & Poor's (S&P) downgraded the U.S. long-term debt credit rating to AA+, affirming the short-term rating at A-1+. Given that S&P had provided advance warning of a possible downgrade, the markets were not completely surprised. Nonetheless, the extraordinary nature of the U.S. being downgraded by one notch combined with global events left the full, long-term impact of the downgrade unclear, although by and large Treasury prices and market functioning at this point indicate no disruption and no loss of status in global financial markets.

•  On the credit side, the money markets continued to be influenced by uncertainty surrounding events in the euro zone. In particular, renewed fears of a Greek default have put the focus back on banking exposures to Greek debt and other sovereign debt holdings. Given this increased scrutiny, money market funds continue to reduce their investments and tenors in many European banks. Not surprisingly, stresses began to emerge in the funding markets. The euro-U.S. dollar cross currency basis swap widened to -100 basis points, illustrating the ongoing struggle for these European banks to access U.S. dollars. As expected London Interbank Offered Rate (LIBOR) levels continued their gradual ascent, with the three-month LIBOR climbing to 0.43% by the end of the reporting period. Against this backdrop, risk aversion was prevalent and the markets once again are demanding action from policy makers. An expansion of the European Financial Stability Fund (EFSF) was approved in July and ratified by all 17 Guarantee Countries. However, implementation of these reforms remains slow, while market appetite for a quick fix remains elevated. With market conditions deteriorating, euro zone leaders rushed for an expanded solution, complete with additional Greek "voluntary" writedowns, recapitalization of European banks, and leverage for the EFSF. The outcome of the European Union (EU) summit on October 26 was broadly characterized positively by the market; however, we believe there are still implementation risks and other details to be resolved.

•  As expected, the Fed's $600 billion balance sheet expansion through Treasury purchases (the second round of quantitative easing, or QE2) was completed at the end of June. In order to continue to maintain policy accommodation, the Fed announced its intention to continue to reinvest

2011 Annual Report

October 31, 2011

Investment Overview (unaudited) (cont'd)

Prime Portfolio

maturing securities and principal pay downs into Treasury securities as it looks to maintain the size of its balance sheet. The much-anticipated September 2011 Federal Open Market Committee (FOMC) meeting ended with the Fed announcing its intention to undertake a $400 billion "twist" (or maturity extension program) of its balance sheet holdings. Citing slow economic growth, continuing weakness in labor market conditions, elevated unemployment, and a housing sector that remains depressed, the Fed embarked on "Operation Twist" in October 2011 with a completion date of June 2012. Specifically, the Fed will sell $400 billion of Treasury securities with maturities of three years and under while purchasing a like amount of Treasuries with maturities of between six and thirty years. In addition, to help support the mortgage market, the Fed will reinvest principal pay downs from agency and agency mortgage backed securities (MBS) debt into agency MBS (previously these agency maturity/pay downs were reinvested into Treasuries). Once again, there were three dissenting votes to this policy action. Importantly for the money markets, the FOMC decision did not include a cut in the 0.25% Interest on Excess Reserves (IOER) rate.

Management Strategies

•  As of October 31, 2011, the Portfolio had net assets of approximately $12.2 billion. The Portfolio's WAM and WAL were 19 days and 29 days, respectively.

•  We remain quite comfortable in our conservative approach to managing our money market funds. Our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, we believe have put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with high levels of liquidity.

•  During the reporting period, we continued to place a strong emphasis on purchasing high quality corporate, financial, and banking obligations in the Portfolio. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and high liquidity. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our standards of minimal credit risk.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	43.0%
Commercial Paper	20.4
Tax-Exempt Instruments	13.5
Certificates of Deposit	11.7
Floating Rate Notes	11.4
Total Investments	100.0%

2011 Annual Report

October 31, 2011

Portfolio of Investments

Prime Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (11.7%)
International Banks (11.7%)
Oversea Chinese Banking,
0.43%, 1/12/12 - 1/19/12	$250,000	$250,000
Rabobank Nederland
0.31%, 1/17/12	250,000	249,978
Skandin Ens Banken
0.12%, 11/2/11	570,000	570,000
Svenska Handelsbanken AB
0.39%, 2/6/12	354,000	354,005
Total Certificates of Deposit (Cost $1,423,983)		1,423,983
Commercial Paper (a) (20.4%)
International Banks (20.4%)
ABN Amro Funding USA LLC,
0.36%, 11/22/11 (b)	150,000	149,969
0.52%, 1/27/12 (b)	75,000	74,906
0.53%, 1/26/12 (b)	75,000	74,907
0.56%, 2/3/12 (b)	40,000	39,943
Barclays Funding Corp.
0.12%, 11/1/11	200,000	200,000
Deutsche Bank Securities, Inc.
0.16%, 11/2/11	321,000	320,999
ING Funding LLC,
0.11%, 11/4/11 - 11/7/11	631,000	630,991
Nordea North America, Inc.,
0.52%, 3/14/12 - 3/15/12	310,000	309,405
Rabobank USA Financial Corp.
0.30%, 11/28/11	378,000	377,915
UOB Funding LLC,
0.41%, 1/9/12	121,000	120,906
0.44%, 1/19/12 - 1/24/12	121,100	120,983
0.46%, 2/8/12	70,000	69,913
Total Commercial Paper (Cost $2,490,837)		2,490,837
Floating Rate Notes (11.4%)
International Banks (11.4%)
BNP Paribas
0.57%, 2/9/12	383,000	383,000
Royal Bank of Canada
0.31%, 2/27/12	396,500	396,500
UBS AG
0.29%, 12/14/11	615,000	615,000
Total Floating Rate Notes (Cost $1,394,500)		1,394,500
Repurchase Agreements (43.0%)
Bank of Nova Scotia, (0.13%, dated 10/31/11, due 11/1/11; proceeds $400,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 2/1/26; Federal National Mortgage Association 4.00% due 11/1/40; Government National Mortgage Association 3.00% due 10/15/26; valued at $412,000)	400,000	400,000

	Face Amount (000)	Value (000)
Barclays Capital, Inc., (0.07%, dated 10/28/11, due 11/4/11; proceeds $90,001; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.50% - 5.00% due 9/1/26 - 1/1/38; valued at $92,700)	$90,000	$90,000
Barclays Capital, Inc., (0.38%, dated 10/31/11, due 11/1/11; proceeds $80,001; fully collateralized by Corporate Bonds; American General Capital II 8.50% due 7/1/30; American International Group, Inc. 8.18% due 5/15/58; valued at $84,000)	80,000	80,000
Barclays Capital, Inc., (0.48%, dated 10/31/11,
due 11/1/11; proceeds $50,001; fully
collateralized by Common Stocks; ABB Ltd.;
AngloGold Ashanti Ltd.; Anheuser-Busch InBev
N.V.; ARM Holdings PLC; Baidu, Inc.; BHP Billiton
PLC; BP PLC; Carnival PLC; China Life Insurance
Co., Ltd.; Cia de Minas Buenaventura SA; Cresud
SACIF ; Ecopetrol SA; Elster Group SE; Hitachi
Ltd.; Honda Motor Co Ltd.; ICICI Bank Ltd.;
Mobile Telesystems OJSC; National Grid PLC;
Novo Nordisk A/S; ORIX Corp.; Petroleo
Brasileiro SA; Randgold Resources Ltd.; Rio
Tinto PLC; Royal Dutch Shell PLC; Taiwan
Semiconductor Manufacturing Co., Ltd.; Telecom
Corp of New Zealand Ltd.; Telecom Italia SpA;
Telefonaktiebolaget LM Ericsson; Telefonica SA;
Telefonos de Mexico SAB de CV; Tenaris SA;
Ternium SA; Teva Pharmaceutical Industries Ltd.;
Vale SA; Vodafone Group PLC; Westpac Banking
Corp.; valued at $52,500)	50,000	50,000
Barclays Capital, Inc., (0.73%, dated 2/18/11, due
2/17/12; proceeds $166,218; fully
collateralized by Convertible Bonds; Alliant
Techsystems, Inc. 3.00% due 8/15/24; Amgen,
Inc. 0.38% due 2/1/13; CMS Energy Corp.
2.88% due 12/1/24; Covanta Holding Corp.
3.25% due 6/1/14; DR Horton, Inc. 2.00% due
5/15/14; General Cable Corp. 4.50% due
11/15/29; Health Care REIT, Inc. 3.00% due
12/1/29; Ingersoll-Rand Global Holding Co., Ltd.
4.50% due 4/15/12; L-3 Communications
Holdings, Inc. 3.00% due 8/1/35; Lam Research
Corp. 0.50% due 5/15/16; Lennar Corp. 2.75%
due 12/15/20; Liberty Interactive LLC 3.50%
due 1/15/31; Omnicare, Inc. 3.75% due
12/15/25; Omnicom Group, Inc. Zero Coupon
due 7/31/32; Tech Data Corp. 2.75% due
12/15/26; United States Steel Corp. 4.00% due
5/15/14; valued at $186,451)	165,000	165,000
BNP Paribas Securities Corp., (0.13%, dated 10/31/11, due 11/1/11; proceeds $467,002; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% - 5.00% due 12/1/39 - 10/1/41; Federal National Mortgage Association 3.50% - 6.50% due 12/1/23 - 10/1/41; valued at $481,010)	467,000	467,000
BNP Paribas Securities Corp., (0.38%, dated
10/31/11, due 11/1/11; proceeds $245,003;
fully collateralized by Corporate Bonds;
Advanced Micro Devices, Inc. 7.75% due
8/1/20; AES Corp. (The) 7.75% due 3/1/14;
Ally Financial, Inc. 8.00% due 11/1/31;

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
AMC Entertainment, Inc. 8.75% due 6/1/19;
ARAMARK Corp. 8.50% due 2/1/15; Atlas
Pipeline Partners LP 8.75% due 6/15/18; Aviv
Healthcare Properties LP/Aviv Healthcare
Capital Corp 7.75% due 2/15/19; Centro NP
LLC 5.30% due 1/15/15; Crown Castle
International Corp. 9.00% due 1/15/15; EH
Holding Corp. 7.63% due 6/15/21; Energy XXI
Gulf Coast, Inc. 7.75% due 6/15/19; Ford Motor
Credit Co. LLC 5.88% - 8.70% due 10/1/14 -
8/2/21; Gannett Co., Inc. 6.38% due 4/1/12;
HCA, Inc. 8.50% due 4/15/19; Jaguar Land
Rover PLC 8.13% due 5/15/21; Lennar Corp.
5.60% due 5/31/15; Level 3 Financing, Inc.
8.75% due 2/15/17; Liz Claiborne, Inc. 10.50%
due 4/15/19; Lyondell Chemical Co. 11.00%
due 5/1/18; MGM Resorts International 6.75%
due 9/1/12; Newfield Exploration Co. 6.88%
due 2/1/20; Nextel Communications, Inc. 6.88%
due 10/31/13; Omega Healthcare Investors,
Inc. 7.00% due 1/15/16; Pernod-Ricard SA
5.75% due 4/7/21; Regal Cinemas Corp. 8.63%
due 7/15/19; Rosetta Resources, Inc. 9.50%
due 4/15/18; Sprint Capital Corp. 8.38% due
3/15/12; Starwood Hotels & Resorts Worldwide,
Inc. 6.25% - 7.88% due 5/1/12 - 10/15/14;
Sterling Merger, Inc. 11.00% due 10/1/19;
SunGard Data Systems, Inc. 7.63% due
11/15/20; Susser Holdings LLC/Susser Finance
Corp. 8.50% due 5/15/16; Universal Health
Services, Inc. 7.13% due 6/30/16; Wendy's
International, Inc. 6.20% due 6/15/14; valued
at $259,671)	$245,000	$245,000
Citibank NA, (0.13%, dated 10/31/11, due 11/1/11; proceeds $200,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.50% due 10/1/40; Federal National Mortgage Association 3.50% - 4.00% due 10/1/25 - 10/1/30; valued at $206,000) (See Note H-2)	200,000	200,000
Credit Agricole Securities USA, (0.14%, dated 10/31/11, due 11/1/11; proceeds $175,001) (c)	175,000	175,000
Credit Suisse Securities USA, (0.25%, dated
10/28/11, due 11/4/11; proceeds $470,023;
fully collateralized by Common Stocks; American
Safety Insurance Holdings Ltd.; AMETEK, Inc.;
Aspen Technology, Inc.; Barrick Gold Corp.; Bel
Fuse, Inc.; Brigham Exploration Co.; Brookfield
Asset Management, Inc.; Caliper Life Sciences,
Inc.; Canon, Inc.; Canterbury Park Holding Corp.;
Celadon Group, Inc.; Central Vermont Public
Service Corp.; Churchill Downs, Inc.; Cleco
Corp.; Coca-Cola Femsa SAB de CV; Community
Health Systems, Inc.; Conceptus, Inc.;
Consolidated-Tomoka Land Co.; Cresud SACIF;
CVD Equipment Corp.; Cyberonics, Inc.;
Daktronics, Inc.; Deluxe Corp.; DISH Network
Corp.; Dollar Thrifty Automotive Group, Inc.;
Dorchester Minerals LP; DXP Enterprises, Inc.;
Dycom Industries, Inc.; ECB Bancorp, Inc.; Elan
Corp. PLC; Endo Pharmaceuticals Holdings, Inc.;
Energizer Holdings, Inc.; Enersis SA; Empresa
Nacional de Electricidad SA;

	Face Amount (000)	Value (000)
Equity Lifestyle Properties, Inc.; Esterline
Technologies Corp.; Exactech, Inc.; Finish Line,
Inc. (The); Forest Oil Corp.; France Telecom SA;
Gildan Activewear, Inc.; GlaxoSmithKline PLC;
Global Payments, Inc.; Gold Fields Ltd.; HEICO
Corp.; Hitachi Ltd.; Home Properties, Inc.; Honda
Motor Co., Ltd.; Horace Mann Educators Corp.;
HSBC Holdings PLC; Hubbell, Inc.; ICON PLC;
InterMune, Inc.; Investment Technology Group,
Inc.; IPG Photonics Corp.; Jack Henry &
Associates, Inc.; JDA Software Group, Inc.; JW
Mays, Inc.; Key Technology, Inc.; Keynote
Systems, Inc.; Kinetic Concepts, Inc.; LaSalle
Hotel Properties; Lennar Corp.; Manpower, Inc.;
Marten Transport Ltd.; Medicines Co. (The);
Merit Medical Systems, Inc.; Methanex Corp.;
MICROS Systems, Inc.; Mid-America Apartment
Communities, Inc.; Minerals Technologies, Inc.;
Molex, Inc.; MSC Industrial Direct Co.; NACCO
Industries, Inc.; Nature's Sunshine Products, Inc.;
Navigant Consulting, Inc.; NCR Corp.; Nexen,
Inc.; NICE Systems Ltd.; Nippon Telegraph &
Telephone Corp.; Novo Nordisk A/S; NTT
DoCoMo, Inc.; OGE Energy Corp.; Ohio Valley
Banc Corp.; Omnivision Technologies, Inc.; Onyx
Pharmaceuticals, Inc.; Orbotech Ltd.; Oriental
Financial Group, Inc.; Orthofix International N.V.;
Oshkosh Corp.; Par Pharmaceutical Cos, Inc.;
PartnerRe Ltd.; Pearson PLC; Penn National
Gaming, Inc.; Petroleo Brasileiro SA;
Pharmaceutical Product Development, Inc.;
Philippine Long Distance Telephone Co.;
Polycom, Inc.; Post Properties, Inc.; Protective
Life Corp.; QLogic Corp.; RADWARE Ltd.; Reed
Elsevier N.V.; Solar Capital Ltd.; Talisman Energy,
Inc.; Telefonaktiebolaget LM Ericsson; TELUS
Corp.; TiVo, Inc.; Tower Bancorp, Inc.; Transcend
Services, Inc.; True Religion Apparel, Inc.; TRW
Automotive Holdings Corp.; Varian
Semiconductor Equipment Associates, Inc.;
World Fuel Services Corp.; WR Grace & Co.;
valued at $493,556)	$470,000	$470,000
Credit Suisse Securities USA, (0.60%, dated
10/28/11, due 11/4/11; proceeds $175,020;
fully collateralized by Common Stocks; AGCO
Corp.; Alliant Techsystems, Inc.; Barrick Gold
Corp.; Energen Corp.; Hanover Insurance Group,
Inc. (The); Solar Capital Ltd.; and Convertible
Bonds; Alcatel-Lucent USA, Inc. 2.75% due
6/15/25; Amgen, Inc. 0.38% due 2/1/13;
Chesapeake Energy Corp. 2.25% - 2.50% due
5/15/37 - 12/15/38; Covanta Holding Corp.
3.25% due 6/1/14; DR Horton, Inc. 2.00% due
5/15/14; General Cable Corp. 0.88% - 4.50%
due 11/15/13 - 11/15/29; Health Care REIT, Inc.
4.75% due 7/15/27; L-3 Communications
Holdings, Inc. 3.00% due 8/1/35; Lennar Corp.
2.75% due 12/15/20; Medtronic, Inc. 1.63%
due 4/15/13; Old Republic International Corp.
8.00% due 5/15/12; Tech Data Corp. 2.75%
due 12/15/26; Transocean, Inc. 1.50% due
12/15/37; United States Steel Corp. 4.00% due
5/15/14; valued at $196,384)	175,000	175,000

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Deutsche Bank Securities, Inc., (0.08%, dated 10/27/11, due 11/3/11; proceeds $425,007; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 7.00% 3/1/39; Federal National Mortgage Association 6.00% - 6.50% due 12/1/30 - 10/1/39; valued at $438,047)	$425,000	$425,000
Deutsche Bank Securities, Inc., (0.09%, dated 10/25/11, due 11/1/11; proceeds $100,002; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.50% - 6.00% due 10/1/25 - 5/1/41; valued at $103,477)	100,000	100,000
Deutsche Bank Securities, Inc., (0.11%, dated 10/31/11, due 11/1/11; proceeds $400,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Bank 4.63% - 5.50% due 10/10/12 - 7/15/36; Federal Home Loan Mortgage Corporation 3.75% - 5.13% due 7/15/12 - 7/15/13; Federal National Mortgage Association Zero Coupon - 5.00% due 4/18/12 - 5/11/17; valued at $408,001)	400,000	400,000
Deutsche Bank Securities, Inc., (0.12%, dated 10/31/11, due 11/1/11; proceeds $309,561; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% - 4.50% due 9/1/25 - 1/1/41; Federal National Mortgage Association 3.50% - 6.50% due 8/1/25 - 12/1/40; valued at $318,847)	309,560	309,560
Deutsche Bank Securities, Inc., (0.43%, dated
10/31/11, due 11/1/11; proceeds $80,001;
fully collateralized by Common Stocks; 51job,
Inc.; Ally Financial, Inc.; Altisource Portfolio
Solutions SA; American National Insurance Co.;
ASM International N.V.; Banco Macro SA; BOK
Financial Corp.; Brookfield Asset Management,
Inc.; Brown-Forman Corp.; BT Group PLC;
Carnival PLC; Cenovus Energy, Inc.; China
Telecom Corp., Ltd.; Cia de Minas Buenaventura
SA; Coca-Cola Femsa SAB de CV; Dorchester
Minerals LP; E*Trade Financial Corp.; Eagle
Rock Energy Partners LP; Eastern Insurance
Holdings, Inc.; eLong, Inc.; Endeavour Silver
Corp.; Enersis SA; FirstService Corp.; Grupo
Aeroportuario del Pacifico SAB de CV; HEICO
Corp.; Hitachi Ltd.; Interactive Brokers Group,
Inc.; Intercontinental Hotels Group PLC; InterXion
Holding N.V.; IRSA Inversiones y
Representaciones SA; Kaiser Federal Financial
Group, Inc.; Kearny Financial Corp.; Legacy
Reserves LP; Lennar Corp.; Molex, Inc.; MPG
Office Trust, Inc.; Nathan's Famous, Inc.; News
Corp.; Nexen, Inc.; NII Holdings, Inc.; NXP
Semiconductor N.V.; Orbotech Ltd.; Pampa
Energia SA; Panasonic Corp.; Partner
Communications Co., Ltd.; Pearson PLC;
RADWARE Ltd.; Rocky Brands, Inc.; Shaw
Communications, Inc.; Silver Standard
Resources, Inc.; Sinopec Shanghai
Petrochemical Co., Ltd.; Syneron Medical Ltd.;
Telecom Argentina SA; Telecom Italia SpA;
Telefonos de Mexico SAB de CV; TELUS Corp.;

	Face Amount (000)	Value (000)
Ternium SA; Tower Bancorp, Inc.; TransGlobe Energy Corp.; WPP PLC; YPF SA; and Convertible Bonds; Fidelity National Financial, Inc. 4.25% due 8/15/18; Ingersoll-Rand Global Holding Co., Ltd. 4.50% due 4/15/12; Liberty Interactive LLC 3.13% due 3/30/23; Ocwen Financial Corp. 3.25% due 8/1/24; valued at $85,976)	$80,000	$80,000
Goldman Sachs & Co., (0.10%, dated 10/28/11, due 11/4/11; proceeds $100,002; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 4.00% - 7.00% due 12/20/32 - 8/20/41; valued at $103,032)	100,000	100,000
Goldman Sachs & Co., (0.12%, dated 10/31/11, due 11/1/11; proceeds $166,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.58% - 9.50% due 8/1/16 - 7/1/41; Federal National Mortgage Association 1.89% - 7.50% due 8/1/20 - 12/1/47; valued at $170,980)	166,000	166,000
JP Morgan Clearing Corp., (0.24%, dated
10/31/11, due 11/1/11; proceeds $320,002;
fully collateralized by Common Stocks; ABIOMED,
Inc.; AbitibiBowater, Inc.; American Water Works
Co., Inc.; Ameristar Casinos, Inc.; Analogic
Corp.; Anheuser-Busch InBev N.V.; Aptargroup,
Inc.; Arkansas Best Corp.; ARM Holdings PLC;
Armstrong World Industries, Inc.; Asbury
Automotive Group, Inc.; Aspen Technology, Inc.;
AstraZeneca PLC; Balchem Corp.; Barclays PLC;
BE Aerospace, Inc.; Bob Evans Farms, Inc.;
Booz Allen Hamilton Holding Corp.; BP PLC;
Brigham Exploration Co.; Brookdale Senior
Living, Inc.; BT Group PLC; CNOOC Ltd.;
Comcast Corp.; Complete Production Services,
Inc.; Crown Castle International Corp.; CVR
Energy, Inc.; Daktronics, Inc.; Diageo PLC; DISH
Network Corp.; Dollar General Corp.; DPL, Inc.;
Elan Corp PLC; Emdeon, Inc.; Finish Line, Inc.
(The); Hansen Natural Corp.; Harry Winston
Diamond Corp.; Hologic, Inc.; HSBC Holdings
PLC; Hyatt Hotels Corp.; Intercontinental Hotels
Group PLC; KBR, Inc.; Kennedy-Wilson Holdings,
Inc.; Kinross Gold Corp.; Konami Corp.; Korea
Electric Power Corp.; Kraton Performance
Polymers, Inc.; Lender Processing Services,
Inc.; Level 3 Communications, Inc.; M&F
Worldwide Corp.; Mac-Gray Corp.; McDermott
International, Inc.; Mercury Computer Systems,
Inc.; MGM Resorts International; MKS
Instruments, Inc.; Owens Corning; PennyMac
Mortgage Investment Trust; PetMed Express,
Inc.; Petroleo Brasileiro SA; Quad/Graphics, Inc.;
Ralcorp Holdings, Inc.; Silver Wheaton Corp.;
Solera Holdings, Inc.; Telephone & Data Systems,
Inc.; Tessera Technologies, Inc.; Timken Co.;
Towers Watson & Co.; Universal American Corp.;
Varian Semiconductor Equipment Associates,
Inc.; Visteon Corp.; WABCO Holdings, Inc.;
Yamana Gold, Inc.; valued at $336,031)	320,000	320,000

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
JP Morgan Clearing Corp., (0.64%, dated 9/9/11,
due 12/8/11; proceeds $305,488; fully
collateralized by Common Stocks; AbitibiBowater,
Inc.; Anheuser-Busch InBev N.V.; Argo Group
International Holdings Ltd.; ARM Holdings PLC;
Asbury Automotive Group, Inc.; BP PLC; Caliper
Life Sciences, Inc.; Complete Production
Services, Inc.; Diageo PLC; DISH Network Corp.;
Dollar General Corp.; East West Bancorp, Inc.;
Hologic, Inc.; HSBC Holdings PLC; InterDigital,
Inc.; Intersil Corp.; Itron, Inc.; KBR, Inc.; Kelly
Services, Inc.; Konami Corp.; Ligand
Pharmaceuticals, Inc.; M&F Worldwide Corp.;
Mac-Gray Corp.; MGM Resorts International;
North Valley Bancorp; Owens Corning;
Quad/Graphics, Inc.; Ralcorp Holdings, Inc.;
Silver Standard Resources, Inc.; Telephone &
Data Systems, Inc.; Timken Co.; Varian
Semiconductor Equipment Associates, Inc.;
Yamana Gold, Inc.; and Convertible Bonds;
Amgen, Inc. 0.38% due 2/1/13; ArcelorMittal
5.00% due 5/15/14; Dominion Resources, Inc.
2.13% due 12/15/23; Health Care REIT, Inc.
3.00% - 4.75% due 12/1/26 - 12/1/29;
Medtronic, Inc. 1.63% due 4/15/13; Microsoft
Corp. Zero Coupon due 6/15/13; National Retail
Properties, Inc. 3.95% due 9/15/26; Old
Republic International Corp. 8.00% due 5/15/12;
Tech Data Corp. 2.75% due 12/15/26; Textron,
Inc. 4.50% due 5/1/13; Transocean, Inc. 1.50%
due 12/15/37; Ventas, Inc. 3.88% due
11/15/11; Vornado Realty LP 3.88% due
4/15/25; valued at $327,760)	$305,000	$305,000
RBC Capital Markets Corp., (0.61%, dated 4/8/11,
due 4/5/12; proceeds $80,492; fully
collateralized by Corporate Bonds; ACE Cash
Express, Inc. 11.00% due 2/1/19; AES Corp.
(The) 7.75% due 10/15/15; Allis-Chalmers
Energy, Inc. 8.50% due 3/1/17; AMC
Entertainment, Inc. 9.75% due 12/1/20;
American International Group, Inc. 8.18% due
5/15/58; Basic Energy Services, Inc. 7.75%
due 2/15/19; Boyd Gaming Corp. 6.75% -
9.13% due 4/15/14 - 12/1/18; Brigham
Exploration Co. 6.88% due 6/1/19; Burger King
Capital Holdings LLC/Burger King Capital
Finance, Inc. Zero Coupon due 4/15/19; Burger
King Corp. 9.88% due 10/15/18; CityCenter
Holdings LLC/CityCenter Finance Corp. 10.75%
due 1/15/17; Cogent Communications Group,
Inc. 8.38% due 2/15/18; Connacher Oil and Gas
Ltd. 8.50% due 8/1/19; Cricket
Communications, Inc. 7.75% due 10/15/20;
Edison Mission Energy 7.63% - 7.75% due
6/15/16 - 5/15/27; Fannie Mae Pool 5.50%
due 10/1/41; Frontier Communications Corp.
8.13% due 10/1/18; GenOn Americas
Generation LLC 8.50% due 10/1/21; GenOn
Energy, Inc. 7.88% due 6/15/17; Geokinetics
Holdings USA, Inc. 9.75% due 12/15/14;
Goodrich Petroleum Corp. 8.88% due 3/15/19;
iGate Corp. 9.00% due 5/1/16; Liberty
Interactive LLC 8.25% due 2/1/30;

	Face Amount (000)	Value (000)
MGM Resorts International 6.88% - 11.38% due 4/1/16 - 3/1/18; Needle Merger Sub Corp. 8.13% due 3/15/19; Oil States International, Inc. 6.50% due 6/1/19; Packaging Dynamics Corp. 8.75% due 2/1/16; Petroplus Finance Ltd. 7.00% - 9.38% due 5/1/17 - 9/15/19; Select Medical Holdings Corp. 6.27% due 9/15/15; Seven Seas Cruises S. DE R.L. LLC 9.13% due 5/15/19; Snoqualmie Entertainment Authority 9.13% due 2/1/15; Stone Energy Corp. 8.63% due 2/1/17; Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50% due 10/1/20; Tomkins LLC/Tomkins, Inc. 9.25% due 10/1/18; valued at $84,499)	$80,000	$80,000
Wells Fargo Securities LLC, (0.18%, dated
10/31/11, due 11/1/11; proceeds $440,002;
fully collateralized by Corporate Bonds; ACE INA
Holdings, Inc. 5.90% due 6/15/19; Aetna, Inc.
6.00% due 6/15/16; American Express Credit
Corp. 2.75% - 7.30% due 8/20/13 - 9/15/15;
Anheuser-Busch InBev Worldwide, Inc. 3.63%
due 4/15/15; Arizona Public Service Co. 6.25%
due 8/1/16; Assurant, Inc. 6.75% due 2/15/34;
AT&T, Inc. 5.55% due 8/15/41; AvalonBay
Communities, Inc. 5.70% due 3/15/17; Bank of
America NA 5.30% due 3/15/17; BB&T Corp.
4.75% due 10/1/12; BellSouth Corp. 6.55% due
6/15/34; BellSouth Telecommunications, Inc.
6.38% due 6/1/28; BNY Mellon NA 4.75% due
12/15/14; Boardwalk Pipelines LP 5.20% due
6/1/18; Boeing Capital Corp. 2.13% due
8/15/16; Brandywine Operating Partnership LP
6.00% - 7.50% due 5/15/15 - 4/1/16;
Burlington Northern Santa Fe LLC 5.90% - 6.20%
due 7/1/12 - 8/15/36; Canadian National
Railway Co. 6.80% due 7/15/18; Capital One
Financial Corp. 7.38% due 5/23/14; Charles
Schwab Corp. (The) 4.95% due 6/1/14;
Cincinnati Financial Corp. 6.13% due 11/1/34;
Cisco Systems, Inc. 5.90% due 2/15/39;
Citigroup, Inc. 6.00% due 12/13/13; CNA
Financial Corp. 7.35% due 11/15/19; Comcast
Corp. 5.30% - 6.50% due 1/15/14 - 3/15/37;
Commonwealth Edison Co. 6.45% due 1/15/38;
Connecticut Light & Power Co. (The) 5.75% due
9/1/17; Coventry Health Care, Inc. 6.13% due
1/15/15; Credit Suisse 2.20% due 1/14/14;
CVS Caremark Corp. 5.75% - 6.60% due
3/15/19 - 5/15/41; DIRECTV Holdings
LLC/DIRECTV Financing Co., Inc. 3.13% due
2/15/16; Duke Energy Indiana, Inc. 3.75% due
7/15/20; Eastman Chemical Co. 3.00% due
12/15/15; Enbridge Energy Partners LP 9.88%
due 3/1/19; Energy Transfer Partners LP 8.50%
due 4/15/14; Enterprise Products Operating
LLC 5.75% due 3/1/35; ERP Operating LP
4.75% - 5.13% due 3/15/16 - 7/15/20; Fiserv,
Inc. 3.13% due 10/1/15 - 6/15/16; GATX Corp.
4.75% due 5/15/15; Georgia Power Co.
5.40% - 5.75% due 6/1/18 - 4/15/23;
Halliburton Co. 6.15% due 9/15/19; Hanover
Insurance Group, Inc. (The) 7.50% due 3/1/20;
Hartford Financial Services Group, Inc. 6.00%
due 1/15/19; Hess Corp. 8.13% due 2/15/19;

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Hewlett-Packard Co. 5.40% due 3/1/17; Honeywell
International, Inc. 5.30% due 3/15/17; HSBC
Finance Corp. 5.50% due 1/19/16; Humana,
Inc. 7.20% due 6/15/18; Intel Corp. 4.80% due
10/1/41; John Deere Capital Corp. 3.15% due
10/15/21; Johnson & Johnson 5.55% due
8/15/17; Juniper Networks, Inc. 4.60% due
3/15/21; KeyCorp. 6.50% due 5/14/13; Kimco
Realty Corp. 5.58% due 11/23/15; Kinder
Morgan Energy Partners LP 5.95% - 6.50% due
2/15/18 - 2/1/37; KLA-Tencor Corp 6.90% due
5/1/18; Kraft Foods, Inc. 6.00% due 2/11/13;
Liberty Property LP 7.50% due 1/15/18;
Massachusetts Mutual Life Insurance Co. 8.88%
due 6/1/39; Merrill Lynch & Co, Inc. 5.45% due
2/5/13; MetLife, Inc. 5.70% due 6/15/35;
Microsoft Corp. 1.63% - 2.95% due 6/1/14 -
9/25/15; Monsanto Co. 5.88% due 4/15/38;
Mosaic Co. (The) 4.88% due 11/15/41; National
Rural Utilities Cooperative Finance Corp. 2.63%
due 9/16/12; Nationwide Mutual Insurance Co.
6.60% - 9.38% due 4/15/34 - 8/15/39; New
Cingular Wireless Services, Inc. 8.75% due
3/1/31; News America, Inc. 6.40% due
12/15/35; Nordstrom, Inc. 4.00% due
10/15/21; NuStar Logistics LP 7.65% due
4/15/18; Oracle Corp. 4.95% due 4/15/13;
PNC Financial Services Group, Inc. 6.75% (d);
Procter & Gamble Co. (The) 5.50% due 2/1/34;
Progress Energy, Inc. 5.63% - 7.00% due
1/15/16 - 10/30/31; Prudential Financial, Inc.
5.70% - 7.38% due 6/15/19 - 6/21/40; Royal
Bank of Canada 0.70% due 4/17/14; RPM
International, Inc. 6.50% due 2/15/18; SCANA
Corp. 4.75% due 5/15/21; Southern Star
Central Gas Pipeline, Inc. 6.00% due 6/1/16;
Southern Union Co. 7.60% due 2/1/24;
Southwestern Electric Power Co. 6.45% due
1/15/19; TCM Sub LLC 3.55% due 1/15/15;
Time Warner Cable, Inc. 5.88% - 6.75% due
6/15/39 - 11/15/40; Tyco International Finance
SA 6.00% due 11/15/13; Unum Group 5.63%
due 9/15/20; US Bancorp 2.00% due 6/14/13;
Verizon Communications, Inc. 1.95% - 6.40%
due 3/28/14 - 2/15/38; Wachovia Corp.
6.55% - 7.50% due 4/15/35 - 10/15/35;
Wal-Mart Stores, Inc. 4.25% due 4/15/21;
WellPoint, Inc. 6.80% due 8/1/12; Wisconsin
Power & Light Co. 6.38% due 8/15/37; Wyeth
6.50% due 2/1/34; Wyndham Worldwide Corp.
6.00% due 12/1/16; Xerox Corp. 6.75% due
2/1/17; XL Group PLC 6.25% due 5/15/27;
XTO Energy, Inc. 6.10% due 4/1/36; valued at
$462,000)	$440,000	$440,000
Total Repurchase Agreements (Cost $5,242,560)		5,242,560
Tax-Exempt Instruments (13.5%)
Daily Variable Rate Bonds (0.2%)
Indiana Finance Authority, Indiana University Health Obligated Group Ser 2011 K (Taxable) 0.15%, 3/1/33	20,800	20,800

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (13.3%)
Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge 2001 Ser A 0.03%, 4/1/36	$93,600	$93,600
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ), NJ, VRDP Ser W-7-1727 (AMT) 0.29%, 7/1/41 (b)	15,000	15,000
California Educational Facilities Authority, California Institute of Technology 2006 Ser B 0.07%, 10/1/36	20,000	20,000
California Housing Finance Agency, Multifamily Ser 2000 C (AMT) 0.11%, 2/1/33	31,270	31,270
Colorado Housing & Finance Authority, Multi-Family Class 1 2006 Ser A-1 (Taxable) 0.14%, 10/1/36	41,315	41,315
Single Family Mortgage Class I 2003 Ser B-3 (AMT) 0.15%, 11/1/26	42,500	42,500
Denver Public Schools, CO, Ser 2011 A-1 COPs (Taxable) 0.14%, 12/15/37	11,600	11,600
East Bay Municipal Utility District, CA, Water System Sub Refg Ser 2008 A-2 0.07%, 6/1/38	32,520	32,520
Ser 2008 A-3 0.07%, 6/1/38	40,230	40,230
Illinois Finance Authority, Northwestern Memorial Hospital Ser 2007 A-4 0.11%, 8/15/42	10,345	10,345
Kansas Department of Transportation, Highway Ser 2002 C-1 0.09%, 9/1/19	23,600	23,600
Ser 2002 C-2 0.09%, 9/1/19	26,400	26,400
Ser 2004 C-2 0.09%, 9/1/22	16,215	16,215
Ser 2008 A-2 0.08%, 9/1/14	28,560	28,560
Ser 2008 A-5 0.08%, 9/1/15	26,250	26,250
Los Angeles Department of Water & Power, CA, Water System 2001 Ser B Subser B-1 0.07%, 7/1/35	59,400	59,400
Loudoun County Industrial Development Authority, VA, Howard Hughes Medical Institute Ser 2003 A 0.06%, 2/15/38	30,915	30,915
Ser 2003 D 0.08%, 2/15/38	16,200	16,200
Massachusetts Development Finance Agency, Partners HealthCare System, Inc. Ser 2011 K-2 0.05%, 7/1/46	44,000	44,000

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (cont'd)
Massachusetts Health & Educational Facilities Authority, Partners HealthCare System 2009 Ser I-1 0.08%, 7/1/44	$25,600	$25,600
Massachusetts Water Resources Authority, Gen Ser 2008 F 0.06%, 8/1/29	50,000	50,000
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, TN, Vanderbilt University Ser 2000 A 0.05%, 10/1/30	6,025	6,025
Ser 2005 A-2 0.05%, 10/1/44	12,000	12,000
Michigan State University, Ser 2000 A 0.10%, 8/15/30	25,935	25,935
Minnesota Housing Finance Agency, Residential Housing Finance 2004 Ser G (AMT) 0.13%, 1/1/32	14,120	14,120
Residential Housing Finance 2005 Ser M (AMT) 0.13%, 1/1/36	35,430	35,430
Residential Housing Finance 2007 Ser J (Taxable) 0.22%, 7/1/38	9,600	9,600
New Hampshire Health & Education Facilities Authority, Dartmouth College Ser 2002 0.10%, 6/1/32	36,260	36,260
Ser 2003 0.10%, 6/1/23	49,735	49,735
New York City Transitional Finance Authority, NY, Future Tax Fiscal 1999 2nd Ser Subser A-2 0.11%, 11/15/27	44,300	44,300
Future Tax Fiscal 2001 Ser A 0.11%, 2/15/30	51,450	51,450
New York City, NY, Fiscal 2010 Subser G-4 0.07%, 3/1/39	100,000	100,000
New York State Dormitory Authority, Rockefeller University Ser 2009 B 0.09%, 7/1/40	32,750	32,750
New York State Housing Finance Agency, Related-Taconic West 17th Street Ser 2009 A 0.10%, 5/15/39	25,000	25,000
Orlando Utilities Commission, FL, Utility System Ser 2008-1 0.10%, 10/1/33	52,000	52,000
Pennsylvania Housing Finance Agency, Single Family Mortgage Ser 2004-81C (AMT) 0.14%, 10/1/34	20,855	20,855
Riverside County Transportation Commission, CA, Sales Tax Ser 2009 A 0.11%, 6/1/29	38,140	38,140

	Face Amount (000)	Value (000)
San Francisco City & County, CA, San Francisco International Airport Second Ser 2010 A-1 (AMT) 0.13%, 5/1/30	$43,000	$43,000
Santa Clara Valley Transportation Authority, CA, Measure A Sales Tax Ser 2008 B 0.08%, 4/1/36	44,300	44,300
South Dakota Housing Development Authority, Homeownership Mortgage Ser 2008 C (AMT) 0.14%, 5/1/39	45,000	45,000
Triborough Bridge & Tunnel Authority, NY, Ser 2002 F 0.12%, 11/1/32	23,215	23,215
University of Texas Regents, Financing System Ser 2008 B 0.04%, 8/1/16	20,460	20,460
0.05%, 8/1/25	51,180	51,180
0.05%, 8/1/32	12,000	12,000
Utah Housing Corporation, Single Family Mortgage Class I 2008 Ser A-1 (AMT) 0.17%, 7/1/39	16,450	16,450
Ser C-1 (AMT) 0.17%, 7/1/39	12,070	12,070
Single Family Mortgage Class I 2009 Ser A 0.14%, 7/1/38	27,530	27,530
Ser B 0.14%, 1/1/39	18,185	18,185
Wake County, NC, Public Improvement Ser 2003 C 0.10%, 4/1/19	7,560	7,560
0.10%, 4/1/20	6,600	6,600
School Ser 2007 B 0.10%, 3/1/24	14,800	14,800
Wisconsin Housing & Economic Development Authority, Home Ownership Ser 2004 E (AMT) 0.16%, 9/1/3537,900		37,900
		1,619,370
Total Tax-Exempt Instruments (Cost $1,640,170)		1,640,170
Total Investments (100.0%) (Cost $12,192,050)		12,192,050
Liabilities in Excess of Other Assets (-0.0%) (e)		(497)
Net Assets (100.0%)		$12,191,553

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Trade did not settle on 10/31/11, therefore collateral was not received by the Portfolio.

(d)  Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at October 31, 2011.

(e)  Amount is less than 0.05%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Prime Portfolio

AMT  Alternative Minimum Tax.

COPs  Certificates of Participation.

REIT  Real Estate Investment Trust.

VRDP  Variable Rate Demand Preferred.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$1,423,983	$—	$1,423,983
Commercial Paper	—	2,490,837	—	2,490,837
Floating Rate Notes	—	1,394,500	—	1,394,500
Repurchase Agreements	—	5,242,560	—	5,242,560
Tax-Exempt Instruments
Daily Variable Rate Bond	—	20,800	—	20,800
Weekly Variable Rate Bonds	—	1,619,370	—	1,619,370
Total Tax-Exempt Instruments	—	1,640,170	—	1,640,170
Total Assets	$—	$12,192,050	$—	$12,192,050

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of October 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Investment Overview (unaudited)

Government Portfolio

The Government Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities.

Performance

For the fiscal year ended October 31, 2011, the Portfolio's Institutional Share Class had a total return of 0.03%. For the seven-day period ended October 31, 2011, the Portfolio's Institutional Share Class provided an annualized current yield of 0.03% (subsidized) and -0.12% (non-subsidized), while its 30-day moving average annualized yield was 0.02% (subsidized) and -0.11% (non-subsidized.) Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  During the latter stages of 2010, the broader U.S. economy continued to expand at a moderate pace. Gross domestic product (GDP) registered a 2.3% growth rate for the fourth quarter. However, as the calendar turned, 2011 growth was depressed by a variety of factors. Severe winter weather, unrest in the Middle East, the tragedy in Japan and subsequent supply chain disruptions, the onset of the second stage of the European debt crisis, and growing concerns about the indebtedness of the United States all were contributing factors that led to a slowdown in growth. GDP for the first quarter of 2011 was revised down from an initial report of 1.9% to 0.4%, while second quarter growth came in at only a 1.3% rate. The pace of third quarter growth increased to 2.5%, easing worries of stalling economic growth and a double-dip recession. In addition, job growth, which had staged a noticeable pickup in the fourth quarter of 2010, began to stagnate in the second quarter of 2011, but then stabilized in the third quarter. The unemployment rate, which had dropped from 9.8% in November 2010 to 8.8% in March 2011, began to creep back up, rising above 9.0%.

•  On Friday, August 5, 2011, Standard & Poor's (S&P) downgraded the U.S. long-term debt credit rating to AA+, affirming the short-term rating at A-1+. Given that S&P had provided advance warning of a possible downgrade, the markets were not completely surprised. Nonetheless, the extraordinary nature of the U.S. being downgraded by one notch combined with global events left the full, long-term impact of the downgrade unclear, although by and large Treasury prices and market functioning at this point indicate no disruption and no loss of status in global financial markets.

•  On the credit side, the money markets continued to be influenced by uncertainty surrounding events in the euro zone. In particular, renewed fears of a Greek default have put the focus back on banking exposures to Greek debt and other sovereign debt holdings. Given this increased scrutiny, money market funds continue to reduce their investments and tenors in many European banks. Not surprisingly, stresses began to emerge in the funding markets. The euro-U.S. dollar cross currency basis swap widened to -100 basis points, illustrating the ongoing struggle for these European banks to access U.S. dollars. As expected London Interbank Offered Rate (LIBOR) levels continued their gradual ascent, with the three-month LIBOR climbing to 0.43% by the end of the reporting period. Against this backdrop, risk aversion was prevalent and the markets once again are demanding action from policy makers. An expansion of the European Financial Stability Fund (EFSF) was approved in July and ratified by all 17 Guarantee Countries. However, implementation of these reforms remains slow, while market appetite for a quick fix remains elevated. With market conditions deteriorating, euro zone leaders rushed for an expanded solution, complete with additional Greek "voluntary" writedowns, recapitalization of European banks, and leverage for the EFSF. The outcome of the European Union (EU) summit on October 26 was broadly characterized positively by the market; however, we believe there are still implementation risks and other details to be resolved.

•  As expected, the Fed's $600 billion balance sheet expansion through Treasury purchases (the second round of quantitative easing, or QE2) was completed at the end of June. In order to continue to maintain policy accommodation, the Fed announced its intention to continue to reinvest maturing securities and principal pay downs into

2011 Annual Report

October 31, 2011

Investment Overview (unaudited) (cont'd)

Government Portfolio

Treasury securities as it looks to maintain the size of its balance sheet. The much-anticipated September 2011 Federal Open Market Committee (FOMC) meeting ended with the Fed announcing its intention to undertake a $400 billion "twist" (or maturity extension program) of its balance sheet holdings. Citing slow economic growth, continuing weakness in labor market conditions, elevated unemployment, and a housing sector that remains depressed, the Fed embarked on "Operation Twist" in October 2011 with a completion date of June 2012. Specifically, the Fed will sell $400 billion of Treasury securities with maturities of three years and under while purchasing a like amount of Treasuries with maturities of between six and thirty years. In addition, to help support the mortgage market, the Fed will reinvest principal pay downs from agency and agency mortgage backed securities (MBS) debt into agency MBS (previously these agency maturity/pay downs were reinvested into Treasuries). Once again, there were three dissenting votes to this policy action. Importantly for the money markets, the FOMC decision did not include a cut in the 0.25% Interest on Excess Reserves (IOER) rate.

Management Strategies

•  As of October 31, 2011, the Portfolio had net assets of approximately $6.0 billion. The Portfolio's WAM and WAL were 4 days and 20 days, respectively.

•  We remain quite comfortable in our conservative approach to managing our money market funds. Our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, we believe have put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with high levels of liquidity.

•  During the reporting period, we continued to place a strong emphasis on purchasing agency securities and agency repurchase agreements (repos) in the Portfolio. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and high liquidity. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our standards of minimal credit risk.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	85.9%
U.S. Agency Securities	13.4
Other*	0.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

October 31, 2011

Portfolio of Investments

Government Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (13.4%)
Federal Farm Credit Bank,
0.11%, 4/11/12 (a)	$70,000	$69,997
0.22%, 11/2/11 - 6/25/12 (a)	80,000	79,966
0.25%, 4/4/12 (a)	25,000	25,000
0.26%, 9/14/12 (a)	48,500	48,491
0.28%, 2/14/12 (a)	45,000	45,000
Federal Home Loan Bank,
0.20%, 10/25/12 (a)	78,000	77,985
0.21%, 1/26/12 (a)	75,000	74,995
0.22%, 9/10/12 (a)	45,000	45,023
0.30%, 11/16/11 - 12/15/11 (a)	112,000	112,000
Federal Home Loan Mortgage Corporation,
0.20%, 12/21/11 - 12/29/11 (a)	224,000	223,983
Total U.S. Agency Securities (Cost $802,440)		802,440
U.S. Treasury Security (0.7%)
U.S. Treasury Note
1.13%, 12/15/11 (Cost $43,041)	43,000	43,041
Repurchase Agreements (85.9%)
Bank of Nova Scotia, (0.09%, dated 10/31/11, due 11/1/11; proceeds $300,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 9/1/41; Government National Mortgage Association 3.00% due 10/15/26; and a U.S. Government Obligation; U.S. Treasury Bond 5.00% due 5/15/37; valued at $306,276)	300,000	300,000
Bank of Nova Scotia, (0.13%, dated 10/31/11, due 11/1/11; proceeds $1,000,004; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% - 5.00% due 2/1/26 - 9/1/41; Federal National Mortgage Association 4.50% - 5.00% due 2/1/41 - 3/1/41; valued at $1,030,000)	1,000,000	1,000,000
Barclays Capital, Inc., (0.07%, dated 10/28/11, due 11/4/11; proceeds $380,005; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 4.00% - 5.00% due 9/1/25 - 10/1/41; valued at $391,400)	380,000	380,000
Barclays Capital, Inc., (0.08%, dated 10/26/11, due 11/2/11; proceeds $140,002; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 5.00% due 9/1/41; Federal National Mortgage Association 4.00% due 7/1/40; valued at $144,200)	140,000	140,000
BNP Paribas Securities Corp., (0.13%, dated 10/31/11, due 11/1/11; proceeds $263,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% - 5.00% due 5/1/18 - 9/1/40; Federal National Mortgage Association 4.00% - 6.50% due 5/1/25 - 10/1/41; valued at $270,890)	263,000	263,000

	Face Amount (000)	Value (000)
Citibank NA, (0.13%, dated 10/31/11, due 11/1/11; proceeds $200,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% - 4.00% due 10/1/26 - 5/1/39; Federal National Mortgage Association 3.50% - 4.50% due 10/1/25 - 11/1/40; valued at $206,000) (See Note H-2)	$200,000	$200,000
Credit Agricole Securities USA, (0.14%, dated 10/31/11, due 11/1/11; proceeds $175,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.50% - 5.00% due 4/1/40 - 8/1/40; Federal National Mortgage Association 4.50% due 2/1/41; and U.S. Government Obligations; U.S. Treasury Bill Zero Coupon due 10/18/12; U.S. Treasury Bond 0.63% due 1/31/13; valued at $180,091)	175,000	175,000
Credit Suisse Securities USA, (0.06%, dated 10/26/11, due 11/2/11; proceeds $100,001; fully collateralized by a U.S. Government Agency; Federal Home Loan Mortgage Corporation 4.00% due 10/1/41; valued at $103,323)	100,000	100,000
Deutsche Bank Securities, Inc., (0.08%, dated 10/26/11, due 11/2/11; proceeds $120,002; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 4.50% - 6.50% due 12/1/30 - 3/1/39; valued at $124,120)	120,000	120,000
Deutsche Bank Securities, Inc., (0.08%, dated 10/27/11, due 11/3/11; proceeds $100,002; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 6.50% due 10/1/37; Government National Mortgage Association 4.50% due 8/20/41; valued at $103,575)	100,000	100,000
Deutsche Bank Securities, Inc., (0.08%, dated 10/28/11, due 11/4/11; proceeds $100,002; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 4.50% - 5.28% due 10/1/31 - 1/1/41; valued at $103,323)	100,000	100,000
Deutsche Bank Securities, Inc., (0.11%, dated 10/31/11, due 11/1/11; proceeds $50,000; fully collateralized by U.S. Government Agencies; Federal Farm Credit Bank 5.16% due 3/14/22; Federal Home Loan Bank 1.70% due 3/2/16; Federal Home Loan Mortgage Corporation 3.50% due 3/8/13; Federal National Mortgage Association 0.38% - 2.00% due 10/30/13 - 9/21/15; valued at $51,043)	50,000	50,000
Deutsche Bank Securities, Inc., (0.12%, dated 10/31/11, due 11/1/11; proceeds $456,374; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.50% due 4/1/41 - 9/1/41; valued at $470,063)	456,372	456,372

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Goldman Sachs & Co., (0.10%, dated 10/27/11, due 11/3/11; proceeds $50,000; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 4.50% - 5.50% due 8/15/39 - 9/20/41; valued at $51,500)	$50,000	$50,000
Goldman Sachs & Co., (0.10%, dated 10/28/11, due 11/4/11; proceeds $95,002; fully collateralized by U.S Government Agencies; Government National Mortgage Association 3.50% - 5.50% due 6/20/26 - 9/15/40; valued at $97,808)	95,000	95,000
Goldman Sachs & Co., (0.12%, dated 10/31/11, due 11/1/11; proceeds $100,000; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.75% - 4.26% due 2/1/40 - 10/1/41; valued at $103,084)	100,000	100,000
HSBC Securities USA, Inc., (0.13%, dated 10/31/11, due 11/1/11; proceeds $200,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 5.50% due 7/1/35 - 1/1/39; valued at $206,434)	200,000	200,000
RBS Securities, Inc., (0.13%, dated 10/31/11, due 11/1/11; proceeds $250,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% - 7.50% due 3/1/15 - 11/1/41; valued at $257,504)	250,000	250,000
Societe Generale, (0.12%; dated 10/31/11, due 11/1/11; proceeds $800,003; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 5.50% due 1/1/34; Federal National Mortgage Association 5.00% due 6/1/41; Government National Mortgage Association 4.00% due 8/15/41 - 9/15/41; valued at $824,000)	800,000	800,000
UBS Securities LLC, (0.12%, dated 10/31/11, due 11/1/11; proceeds $250,001; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% - 6.00% due 6/1/25 - 1/1/41; Federal National Mortgage Association 3.50% - 4.50% due 10/1/18 - 9/1/41; valued at $257,500)	250,000	250,000
Total Repurchase Agreements (Cost $5,129,372)		5,129,372
Total Investments (100.0%) (Cost $5,974,853)		5,974,853
Liabilities in Excess of Other Assets (-0.0%) (b)		(328)
Net Assets (100.0%)		$5,974,525

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2011.

(b)  Amount is less than 0.05%.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Agency Securities	$—	$802,440	$—	$802,440
U.S. Treasury Security	—	43,041	—	43,041
Repurchase Agreements	—	5,129,372	—	5,129,372
Total Assets	$—	$5,974,853	$—	$5,974,853

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of October 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Investment Overview (unaudited)

Government Securities Portfolio

The Government Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing substantially all of its assets in U.S. Treasury obligations and certain U.S. government securities, the interest from which is generally exempt from state income taxation.

Performance

For the fiscal period ended October 31, 2011, the Portfolio's Institutional Share Class had a total return of 0.01%. For the seven-day period ended October 31, 2011, the Portfolio's Institutional Share Class provide an annualized current yield of 0.01% (subsidized) and -0.23% (non subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.23% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  During the latter stages of 2010, the broader U.S. economy continued to expand at a moderate pace. Gross domestic product (GDP) registered a 2.3% growth rate for the fourth quarter. However, as the calendar turned, 2011 growth was depressed by a variety of factors. Severe winter weather, unrest in the Middle East, the tragedy in Japan and subsequent supply chain disruptions, the onset of the second stage of the European debt crisis, and growing concerns about the indebtedness of the United States all were contributing factors that led to a slowdown in growth. GDP for the first quarter of 2011 was revised down from an initial report of 1.9% to 0.4%, while second quarter growth came in at only a 1.3% rate. The pace of third quarter growth increased to 2.5%, easing worries of stalling economic growth and a double-dip recession. In addition, job growth, which had staged a noticeable pickup in the fourth quarter of 2010, began to stagnate in the second quarter of 2011, but then stabilized in the third quarter. The unemployment rate, which had dropped from 9.8% in November 2010 to 8.8% in March 2011, began to creep back up, rising above 9.0%.

•  On Friday, August 5, 2011, Standard & Poor's (S&P) downgraded the U.S. long-term debt credit rating to AA+, affirming the short-term rating at A-1+. Given that S&P had provided advance warning of a possible downgrade, the markets were not completely surprised. Nonetheless, the extraordinary nature of the U.S. being downgraded by one notch combined with global events left the full, long-term impact of the downgrade unclear, although by and large Treasury prices and market functioning at this point indicate no disruption and no loss of status in global financial markets.

•  On the credit side, the money markets continued to be influenced by uncertainty surrounding events in the euro zone. In particular, renewed fears of a Greek default have put the focus back on banking exposures to Greek debt and other sovereign debt holdings. Given this increased scrutiny, money market funds continue to reduce their investments and tenors in many European banks. Not surprisingly, stresses began to emerge in the funding markets. The euro-U.S. dollar cross currency basis swap widened to -100 basis points, illustrating the ongoing struggle for these European banks to access U.S. dollars. As expected London Interbank Offered Rate (LIBOR) levels continued their gradual ascent, with the three-month LIBOR climbing to 0.43% by the end of the reporting period. Against this backdrop, risk aversion was prevalent and the markets once again are demanding action from policy makers. An expansion of the European Financial Stability Fund (EFSF) was approved in July and ratified by all 17 Guarantee Countries. However, implementation of these reforms remains slow, while market appetite for a quick fix remains elevated. With market conditions deteriorating, euro zone leaders rushed for an expanded solution, complete with additional Greek "voluntary" writedowns, recapitalization of European banks, and leverage for the EFSF. The outcome of the European Union (EU) summit on October 26 was broadly characterized positively by the market; however, we believe there are still implementation risks and other details to be resolved.

•  As expected, the Fed's $600 billion balance sheet expansion through Treasury purchases (the second round of quantitative easing, or QE2) was completed at the end of June. In order to continue to maintain policy accommodation, the Fed announced its intention to continue to reinvest maturing securities and principal pay downs into

2011 Annual Report

October 31, 2011

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

Treasury securities as it looks to maintain the size of its balance sheet. The much-anticipated September 2011 Federal Open Market Committee (FOMC) meeting ended with the Fed announcing its intention to undertake a $400 billion "twist" (or maturity extension program) of its balance sheet holdings. Citing slow economic growth, continuing weakness in labor market conditions, elevated unemployment, and a housing sector that remains depressed, the Fed embarked on "Operation Twist" in October 2011 with a completion date of June 2012. Specifically, the Fed will sell $400 billion of Treasury securities with maturities of three years and under while purchasing a like amount of Treasuries with maturities of between six and thirty years. In addition, to help support the mortgage market, the Fed will reinvest principal pay downs from agency and agency mortgage backed securities (MBS) debt into agency MBS (previously these agency maturity/pay downs were reinvested into Treasuries). Once again, there were three dissenting votes to this policy action. Importantly for the money markets, the FOMC decision did not include a cut in the 0.25% Interest on Excess Reserves (IOER) rate.

Management Strategies

•  As of October 31, 2011, the Portfolio had net assets of approximately $658.3 million. The Portfolio's WAM and WAL were 12 days and 17 days, respectively.

•  We remain quite comfortable in our conservative approach to managing our money market funds. Our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, we believe have put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with high levels of liquidity.

•  During the reporting period, we continued to place a strong emphasis on purchasing agency securities in the Portfolio. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and high liquidity. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our standards of minimal credit risk.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Agency Securities	70.0%
U.S. Treasury Securities	30.0
Total Investments	100.0%

2011 Annual Report

October 31, 2011

Portfolio of Investments

Government Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (70.0%)
Federal Farm Credit Bank,
0.17%, 12/14/11 (a)	$1,500	$1,500
0.19%, 12/8/11 (a)	5,000	5,000
0.22%, 11/2/11 - 6/25/12 (a)	9,000	8,997
0.26%, 9/14/12 (a)	1,500	1,500
0.28%, 12/30/11 - 2/14/12 (a)	15,375	15,373
0.39%, 3/19/12 (a)	4,790	4,791
Federal Home Loan Bank,
0.00%, 11/1/11 - 11/30/11 (b)(c)	169,310	169,310
0.01%, 11/2/11 - 11/23/11 (b)	47,974	47,974
0.02%, 11/2/11 - 11/18/11 (b)	177,655	177,655
0.21%, 1/26/12 (a)	7,000	6,999
0.30%, 11/16/11	4,000	4,000
0.30%, 12/15/11 (a)	6,000	6,000
Federal National Mortgage Association
0.02%, 11/9/11 (b)	12,000	12,000
Total U.S. Agency Securities (Cost $461,099)		461,099
U.S. Treasury Securities (30.0%)
U.S. Treasury Bills,
Zero Coupon, 11/3/11	2,570	2,570
0.00%, 11/3/11 - 11/10/11 (c)(d)	56,400	56,400
0.01%, 11/10/11 - 12/8/11 (d)	125,720	125,720
0.02%, 11/10/11 (d)	1,255	1,255
U.S. Treasury Note
1.13%, 12/15/11	11,270	11,283
Total U.S. Treasury Securities (Cost $197,228)		197,228
Total Investments (100.0%) (Cost $658,327)		658,327
Other Assets in Excess of Liabilities (0.0%) (e)		16
Net Assets (100.0%)		$658,343

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2011.

(b)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(c)  Rate is less than 0.005%.

(d)  Rate shown is the yield to maturity at October 31, 2011.

(e)  Amount is less than 0.05%.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Agency Securities	$—	$461,099	$—	$461,099
U.S. Treasury Securities	—	197,228	—	197,228
Total Assets	$—	$658,327	$—	$658,327

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of October 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Investment Overview (unaudited)

Treasury Portfolio

The Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Performance

For the fiscal period ended October 31, 2011, the Portfolio's Institutional Share Class had a total return of 0.02%. For the seven-day period ended October 31, 2011, the Portfolio's Institutional Share Class provide an annualized current yield of 0.01% (subsidized) and -0.17% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.17% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  During the latter stages of 2010, the broader U.S. economy continued to expand at a moderate pace. Gross domestic product (GDP) registered a 2.3% growth rate for the fourth quarter. However, as the calendar turned, 2011 growth was depressed by a variety of factors. Severe winter weather, unrest in the Middle East, the tragedy in Japan and subsequent supply chain disruptions, the onset of the second stage of the European debt crisis, and growing concerns about the indebtedness of the United States all were contributing factors that led to a slowdown in growth. GDP for the first quarter of 2011 was revised down from an initial report of 1.9% to 0.4%, while second quarter growth came in at only a 1.3% rate. The pace of third quarter growth increased to 2.5%, easing worries of stalling economic growth and a double-dip recession. In addition, job growth, which had staged a noticeable pickup in the fourth quarter of 2010, began to stagnate in the second quarter of 2011, but then stabilized in the third quarter. The unemployment rate, which had dropped from 9.8% in November 2010 to 8.8% in March 2011, began to creep back up, rising above 9.0%.

•  On Friday, August 5, 2011, Standard & Poor's (S&P) downgraded the U.S. long-term debt credit rating to AA+, affirming the short-term rating at A-1+. Given that S&P had provided advance warning of a possible downgrade, the markets were not completely surprised. Nonetheless, the extraordinary nature of the U.S. being downgraded by one notch combined with global events left the full, long-term impact of the downgrade unclear, although by and large Treasury prices and market functioning at this point indicate no disruption and no loss of status in global financial markets.

•  On the credit side, the money markets continued to be influenced by uncertainty surrounding events in the euro zone. In particular, renewed fears of a Greek default have put the focus back on banking exposures to Greek debt and other sovereign debt holdings. Given this increased scrutiny, money market funds continue to reduce their investments and tenors in many European banks. Not surprisingly, stresses began to emerge in the funding markets. The euro-U.S. dollar cross currency basis swap widened to -100 basis points, illustrating the ongoing struggle for these European banks to access U.S. dollars. As expected London Interbank Offered Rate (LIBOR) levels continued their gradual ascent, with the three-month LIBOR climbing to 0.43% by the end of the reporting period. Against this backdrop, risk aversion was prevalent and the markets once again are demanding action from policy makers. An expansion of the European Financial Stability Fund (EFSF) was approved in July and ratified by all 17 Guarantee Countries. However, implementation of these reforms remains slow, while market appetite for a quick fix remains elevated. With market conditions deteriorating, euro zone leaders rushed for an expanded solution, complete with additional Greek "voluntary" writedowns, recapitalization of European banks, and leverage for the EFSF. The outcome of the European Union (EU) summit on October 26 was broadly characterized positively by the market; however, we believe there are still implementation risks and other details to be resolved.

•  As expected, the Fed's $600 billion balance sheet expansion through Treasury purchases (the second round of quantitative easing, or QE2) was completed at the end of June. In order to continue to maintain policy accommodation, the Fed announced its intention to continue to reinvest maturing securities and principal pay downs into Treasury securities as it looks to maintain the size of

2011 Annual Report

October 31, 2011

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

its balance sheet. The much-anticipated September 2011 Federal Open Market Committee (FOMC) meeting ended with the Fed announcing its intention to undertake a $400 billion "twist" (or maturity extension program) of its balance sheet holdings. Citing slow economic growth, continuing weakness in labor market conditions, elevated unemployment, and a housing sector that remains depressed, the Fed embarked on "Operation Twist" in October 2011 with a completion date of June 2012. Specifically, the Fed will sell $400 billion of Treasury securities with maturities of three years and under while purchasing a like amount of Treasuries with maturities of between six and thirty years. In addition, to help support the mortgage market, the Fed will reinvest principal pay downs from agency and agency mortgage backed securities (MBS) debt into agency MBS (previously these agency maturity/pay downs were reinvested into Treasuries). Once again, there were three dissenting votes to this policy action. Importantly for the money markets, the FOMC decision did not include a cut in the 0.25% Interest on Excess Reserves (IOER) rate.

Management Strategies

•  As of October 31, 2011, the Portfolio had net assets of approximately $5.2 billion. The Portfolio's WAM and WAL were both 5 days.

•  We remain quite comfortable in our conservative approach to managing our money market funds. Our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, we believe have put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with high levels of liquidity.

•  During the reporting period, we continued to place an emphasis on purchasing short-dated Treasury securities and Treasury repurchase agreements (repos) in the Portfolio. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and high liquidity. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our standards of minimal credit risk.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	94.0%
U.S. Treasury Securities	6.0
Total Investments	100.0%

2011 Annual Report

October 31, 2011

Portfolio of Investments

Treasury Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (5.9%)
U.S. Treasury Bills,
Zero Coupon, 11/3/11	$10,000	$10,000
0.00%, 11/3/11 - 11/17/11 (a)(b)	57,175	57,175
0.01%, 11/17/11 (a)	40,000	40,000
0.21%, 5/3/12 (a)	50,000	49,946
U.S. Treasury Notes,
1.13%, 12/15/11	35,000	35,033
4.50%, 11/30/11	52,000	52,175
4.63%, 12/31/11	43,500	43,813
4.75%, 1/31/12	25,000	25,274
Total U.S. Treasury Securities (Cost $313,416)		313,416
Repurchase Agreements (94.0%)
Bank of Nova Scotia, (0.09%, dated 10/31/11, due 11/1/11; proceeds $595,001; fully collateralized by U.S. Government Obligations; U.S. Treasury Bill 2.13% due 2/15/41; U.S. Treasury Bond 5.00% - 6.63% due 2/15/27 - 5/15/37; U.S. Treasury Note 1.50% due 12/31/13; valued at $606,900)	595,000	595,000
Barclays Capital, Inc., (0.05%, dated 10/26/11, due 11/2/11; proceeds $250,002; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 4.50% - 5.38% due 2/15/31 - 2/15/36; U.S. Treasury Note 2.63% due 8/15/20; U.S. Treasury Strip Zero Coupon due 11/15/25; valued at $255,000)	250,000	250,000
Barclays Capital, Inc., (0.09%, dated 10/31/11, due 11/1/11; proceeds $330,001; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 0.63% - 2.38% due 1/31/13 - 6/30/18; valued at $336,600)	330,000	330,000
BNP Paribas Securities Corp., (0.09%, dated 10/31/11, due 11/1/11; proceeds $750,002; fully collateralized by U.S. Government Obligations; U.S. Treasury Bonds 4.75% - 6.25% due 8/15/29 - 2/15/37; U.S. Treasury Notes 0.50% - 2.38% due 1/15/13 - 5/31/18; U.S. Treasury Strip Zero Coupon due 5/15/29; valued at $765,000)	750,000	750,000
Credit Agricole Securites USA, (0.10%, dated 10/31/11, due 11/1/11; proceeds $190,001; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 0.63% - 1.88% due 1/31/13 - 7/15/15; valued at $193,800)	190,000	190,000
Credit Suisse Securities USA, (0.04%, dated 10/27/11, due 11/3/11; proceeds $250,002; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 4.75% due 2/15/41; U.S. Treasury Note 0.50% due 10/15/14; valued at $255,001)	250,000	250,000
Credit Suisse Securities USA, (0.08%, dated 10/31/11, due 11/1/11; proceeds $78,000; fully collateralized by U.S. Government Obligations; U.S. Treasury Strips Zero Coupon due 12/15/11 - 6/28/12; valued at $79,562)	78,000	78,000
Deutsche Bank Securities, Inc., (0.05%, dated 10/26/11, due 11/2/11; proceeds $100,001; fully collateralized by U.S. Government Obligations; U.S. Treasury Bonds 4.25% - 4.75% due 5/15/39 - 2/15/41; U.S. Treasury Note 0.50% due 8/15/14; valued at $102,022)	100,000	100,000

	Face Amount (000)	Value (000)
Deutsche Bank Securities, Inc., (0.06%, dated 10/27/11, due 11/3/11; proceeds $200,002; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 4.75% due 2/15/41; U.S. Treasury Notes 1.38% - 4.25% due 8/15/13 - 1/15/19; U.S. Treasury Strip Zero Coupon due 11/25/11; valued at $204,000)	$200,000	$200,000
Deutsche Bank Securities, Inc., (0.10%, dated 10/31/11, due 11/1/11; proceeds $180,901; fully collateralized by U.S. Government Obligations; U.S. Treasury Bonds 4.38% - 4.75% due 5/15/40 - 2/15/41; valued at $184,518)	180,900	180,900
HSBC Securities USA, Inc., (0.08%, dated 10/31/11, due 11/1/11; proceeds $200,000; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 1.25% - 2.13% due 3/15/14 - 11/30/14; valued at $204,001)	200,000	200,000
ING Financial Markets LLC, (0.10%, dated 10/31/11, due 11/1/11; proceeds $100,000; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 1.13% - 4.25% due 10/31/12 - 5/15/20; valued at $102,001)	100,000	100,000
RBS Securities, Inc., (0.09%, dated 10/31/11, due 11/1/11; proceeds $600,002; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 4.38% due 5/15/41; U.S. Treasury Notes 1.38% - 2.38% due 10/15/12 - 5/31/18; valued at $612,004)	600,000	600,000
Societe Generale, (0.09%, dated 10/31/11, due 11/1/11; proceeds $650,002; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 1.00% - 3.50% due 3/31/12 - 6/30/18; U.S. Treasury Strip Zero Coupon due 4/19/12; valued at $663,000)	650,000	650,000
TD Securities USA LLC, (0.09%, dated 10/31/11, due 11/1/11; proceeds $50,000; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 2.38% due 1/15/25; valued at $50,986)	50,000	50,000
UBS Securities LLC, (0.08%, dated 10/31/11, due 11/1/11; proceeds $150,000; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 2.38% due 1/15/27; valued at $153,000)	150,000	150,000
Wells Fargo Securities LLC, (0.10%, dated 10/31/11, due 11/1/11; proceeds $250,001; fully collateralized by U.S. Government Obligations; U.S. Treasury Bonds 4.25% - 6.25% due 8/15/28 - 5/15/39; U.S. Treasury Notes 0.38% - 4.88% due 12/31/11 - 4/15/14; U.S. Treasury Strips Zero Coupon due 11/15/11 - 5/15/40; valued at $255,036)	250,000	250,000
Total Repurchase Agreements (Cost $4,923,900)		4,923,900
Total Investments (99.9%) (Cost $5,237,316)		5,237,316
Other Assets in Excess of Liabilities (0.1%)		2,678
Net Assets (100.0%)		$5,239,994

(a)  Rate shown is the yield to maturity at October 31, 2011.

(b)  Rate is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Treasury Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$313,416	$—	$313,416
Repurchase Agreements	—	4,923,900	—	4,923,900
Total Assets	$—	$5,237,316	$—	$5,237,316

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of October 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Investment Overview (unaudited)

Treasury Securities Portfolio

The Treasury Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations. Such obligations are backed by the full faith and credit of the U.S. government.

Performance

For the fiscal year ended October 31, 2011, the Portfolio's Institutional Share Class had a total return of 0.01%. For the seven-day period ended October 31, 2011, the Portfolio's Institutional Share Class provided an annualized current yield of 0.01% (subsidized) and -0.21% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.22% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  During the latter stages of 2010, the broader U.S. economy continued to expand at a moderate pace. Gross domestic product (GDP) registered a 2.3% growth rate for the fourth quarter. However, as the calendar turned, 2011 growth was depressed by a variety of factors. Severe winter weather, unrest in the Middle East, the tragedy in Japan and subsequent supply chain disruptions, the onset of the second stage of the European debt crisis, and growing concerns about the indebtedness of the United States all were contributing factors that led to a slowdown in growth. GDP for the first quarter of 2011 was revised down from an initial report of 1.9% to 0.4%, while second quarter growth came in at only a 1.3% rate. The pace of third quarter growth increased to 2.5%, easing worries of stalling economic growth and a double-dip recession. In addition, job growth, which had staged a noticeable pickup in the fourth quarter of 2010, began to stagnate in the second quarter of 2011, but then stabilized in the third quarter. The unemployment rate, which had dropped from 9.8% in November 2010 to 8.8% in March 2011, began to creep back up, rising above 9.0%.

•  On Friday, August 5, 2011, Standard & Poor's (S&P) downgraded the U.S. long-term debt credit rating to AA+, affirming the short-term rating at A-1+. Given that S&P had provided advance warning of a possible downgrade, the markets were not completely surprised. Nonetheless, the extraordinary nature of the U.S. being downgraded by one notch combined with global events left the full, long-term impact of the downgrade unclear, although by and large Treasury prices and market functioning at this point indicate no disruption and no loss of status in global financial markets.

•  On the credit side, the money markets continued to be influenced by uncertainty surrounding events in the euro zone. In particular, renewed fears of a Greek default have put the focus back on banking exposures to Greek debt and other sovereign debt holdings. Given this increased scrutiny, money market funds continue to reduce their investments and tenors in many European banks. Not surprisingly, stresses began to emerge in the funding markets. The euro-U.S. dollar cross currency basis swap widened to -100 basis points, illustrating the ongoing struggle for these European banks to access U.S. dollars. As expected London Interbank Offered Rate (LIBOR) levels continued their gradual ascent, with the three-month LIBOR climbing to 0.43% by the end of the reporting period. Against this backdrop, risk aversion was prevalent and the markets once again are demanding action from policy makers. An expansion of the European Financial Stability Fund (EFSF) was approved in July and ratified by all 17 Guarantee Countries. However, implementation of these reforms remains slow, while market appetite for a quick fix remains elevated. With market conditions deteriorating, euro zone leaders rushed for an expanded solution, complete with additional Greek "voluntary" writedowns, recapitalization of European banks, and leverage for the EFSF. The outcome of the European Union (EU) summit on October 26 was broadly characterized positively by the market; however, we believe there are still implementation risks and other details to be resolved.

•  As expected, the Fed's $600 billion balance sheet expansion through Treasury purchases (the second round of quantitative easing, or QE2) was completed at the end of June. In order to continue to maintain policy accommodation, the Fed announced its intention to continue to reinvest

2011 Annual Report

October 31, 2011

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

maturing securities and principal pay downs into Treasury securities as it looks to maintain the size of its balance sheet. The much-anticipated September 2011 Federal Open Market Committee (FOMC) meeting ended with the Fed announcing its intention to undertake a $400 billion "twist" (or maturity extension program) of its balance sheet holdings. Citing slow economic growth, continuing weakness in labor market conditions, elevated unemployment, and a housing sector that remains depressed, the Fed embarked on "Operation Twist" in October 2011 with a completion date of June 2012. Specifically, the Fed will sell $400 billion of Treasury securities with maturities of three years and under while purchasing a like amount of Treasuries with maturities of between six and thirty years. In addition, to help support the mortgage market, the Fed will reinvest principal pay downs from agency and agency mortgage backed securities (MBS) debt into agency MBS (previously these agency maturity/pay downs were reinvested into Treasuries). Once again, there were three dissenting votes to this policy action. Importantly for the money markets, the FOMC decision did not include a cut in the 0.25% Interest on Excess Reserves (IOER) rate.

Management Strategies

•  As of October 31, 2011, the Portfolio had net assets of approximately $2.7 billion. The Portfolio's WAM and WAL were both 16 days.

•  We remain quite comfortable in our conservative approach to managing our money market funds. Our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, we believe have put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with high levels of liquidity.

•  During the reporting period, we continued to place an emphasis on purchasing short-dated Treasury securities in the Portfolio. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and high liquidity. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our standards of minimal credit risk.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	100.0%
Total Investments	100.0%

2011 Annual Report

October 31, 2011

Portfolio of Investments

Treasury Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (100.0%)
U.S. Treasury Bills,
Zero Coupon, 11/3/11	$21,340	$21,340
0.00%, 11/3/11 - 11/17/11 (a)(b)	1,027,935	1,027,935
0.01%, 11/10/11 - 1/5/12 (a)	1,378,974	1,378,969
0.02%, 11/10/11 - 11/17/11 (a)	208,745	208,744
U.S. Treasury Notes,
0.75%, 11/30/11	20,000	20,012
1.13%, 12/15/11	58,730	58,809
Total Investments (100.0%) (Cost $2,715,809)		2,715,809
Other Assets in Excess of Liabilities (0.0%) (c)		482
Net Assets (100.0%)		$2,716,291

(a)  Rate shown is the yield to maturity at October 31, 2011.

(b)  Rate is less than 0.005%.

(c)  Amount is less than 0.05%.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$2,715,809	$—	$2,715,809
Total Assets	$—	$2,715,809	$—	$2,715,809

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of October 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Investment Overview (unaudited)

Tax-Exempt Portfolio

The Tax-Exempt Portfolio seeks to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of liquidity. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing at least 80% of its assets in high quality short-term municipal obligations, the interest of which is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Portfolio may invest up to 20% of its assets in taxable money market securities or in municipal obligations that pay interest income that may be subject to the alternative minimum tax. However, it is currently intended that the Portfolio will be managed so that income generated by the Portfolio will not be subject to the alternative minimum tax.

Performance

For the fiscal year ended October 31, 2011, the Portfolio's Institutional Share Class had a total return of 0.06%. For the seven-day period ended October 31, 2011, the Portfolio's Institutional Share Class provided an annualized current yield of 0.01% (subsidized) and -0.19% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.17% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Yields for Variable Rate Demand Notes (VRDNs), which represent the majority of short-term tax exempt instruments, remain headline sensitive as many investors continue to monitor the credit-worthiness of various liquidity providers. The Securities Industry and Financial Markets Association (SIFMA) Index, a seven-day high grade municipal index comprised of tax-exempt variable rate demand obligations, had reached historical lows at 0.07% in July before returning to levels around 0.20% in early August on growing concerns over bank exposure to Greece's inevitable default and Standard & Poor's downgrade of the U.S..

•  Issuance continues to decline as VRDN supply was down 21% in the third quarter of 2011 and just under $8 billion year-to-date through October 31, 2011. Declining supply contributed to the ongoing low rate environment, which is reflected in the Portfolio's yield. Although tax-exempt funds continue to lose assets, crossover buyers from taxable money market funds (MMFs) and corporations continue to fill the resulting demand gap.

•  Despite gains in the last six quarters, overall tax collections are still comparatively weak by recent historical standards, 5.5% lower in the first quarter of 2011 than in the same quarter of 2008. In the second quarter of 2011, fully 38 states reported lower tax revenue collections than in the same quarter of 2008. State and local governments are cutting personnel and infrastructure projects as the economic downturn continues to take its toll on city finances according to the National League of Cities' (NLC) 26th annual City Fiscal Conditions report. Since December 2009, state government employment has declined by -1.7%, while local governments have cut headcount by -2.8% through September 2011. Altogether, the number of state and local employees has been reduced by about 500,000 over the last 21 months. Despite the difficulties, states, cities and school districts are trimming their payrolls in a cost-cutting effort that has helped to improve the financial condition of state and local governments. This contributed to a reduction in issuance of municipal debt.

Management Strategies

•  In light of recent market disruptions in Europe and ongoing debate surrounding U.S. deficit reduction, it is clearly a time for careful diligence and diversification of investment portfolios. Protecting the safety and liquidity of the Portfolio's assets remained our first priority. In the recent uncertain markets, our emphasis has been on managing exposure to institutions under stress.

•  Recent economic data has been sending mixed signals and many investors are likely to continue to tread cautiously. Barring any unexpected shocks to the market, we believe rates are likely to remain low through 2012. During this period of continuing uncertainty, we will maintain a watchful eye on state and local economies.

•  As of the end of the period, the Portfolio had net assets of approximately $1.3 billion and a weighted average maturity (WAM) of 27 days. Roughly, 87%

2011 Annual Report

October 31, 2011

Investment Overview (unaudited) (cont'd)

Tax-Exempt Portfolio

of the Portfolio was invested in VRDOs, 10% in tax-exempt commercial paper and 3% in fixed-rate municipal notes.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	68.9%
Put Option Bonds	10.5
Commercial Paper	10.4
Daily Variable Rate Bonds	7.3
Other*	2.9
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

October 31, 2011

Portfolio of Investments

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Tax-Exempt Instruments (99.1%)
Commercial Paper (a) (10.4%)
California Statewide Communities Development Authority, Kaiser Permanente Ser 2004 I 0.23%, 2/9/12	$5,000	$5,000
0.36%, 11/10/11	10,000	10,000
Harris County Cultural Education Facilities Finance Corporation, TX, Methodist Hospital System Ser 2009 C-1 0.36%, 11/17/11	20,000	20,000
Hillsborough County, FL, Ser 2002 A 0.20%, 11/3/11	15,110	15,110
Lincoln, NE, Lincoln Electric System Ser 1995 0.16%, 11/22/11	20,000	20,000
Metropolitan Transportation Authority, NY, Ser CP-2 Sub Ser B 0.14%, 11/10/11	5,000	5,000
Michigan Hospital Finance Authority, MI, Trinity Health Credit Group Ser 2008 C 0.11%, 11/7/11	10,440	10,440
Montgomery County, MD, 2010 Ser B BANs 0.16%, 12/15/11	6,650	6,650
Nebraska Public Power Distric, Ser A Notes 0.15%, 12/7/11	10,000	10,000
New York City Municipal Water Finance Authority, NY, Fiscal 1994 Ser 1 0.14%, 11/10/11	5,000	5,000
Norfolk Economic Development Authority, VA, Sentara Healthcare Ser 2008 0.16%, 11/17/11	10,000	10,000
Rochester, MN, Health Care Facilities Mayo Foundation Ser 2000 A 0.12%, 11/8/11	5,000	5,000
Health Care Facilities Mayo Foundation Ser 2000 B 0.20%, 12/20/11	10,000	10,000
		132,200
Daily Variable Rate Bonds (7.2%)
Harris County Health Facilities Development Corporation, TX, Methodist Hospital System Ser 2008 A-1 0.12%, 12/1/41	17,890	17,890
Ser 2008 A-2 0.12%, 12/1/41	12,600	12,600
J P Morgan Chase & Co., TX, Texas Ser 2011 TRANs PUTTERs Ser 3945 0.15%, 8/30/12 (b)	15,995	15,995

	Face Amount (000)	Value (000)
New York City Municipal Water Finance Authority, NY, Water & Sewer System Fiscal 2011 Ser DD-1 0.10%, 6/15/43	$10,000	$10,000
New York City, NY, Fiscal 2008 Ser J Subser J-3 0.11%, 8/1/23	35,400	35,400
		91,885
Municipal Bonds & Notes (2.8%)
Cobb County, GA, Ser 2011 TANs 1.25%, 12/30/11	12,000	12,018
Kentucky Rural Water Finance Corporation, Public Projects Construction Notes Ser D-2011-1 1.25%, 11/1/12 (c)	3,500	3,524
Los Angeles County Schools Pooled Financing Program, CA, Pooled 2011-2012 Ser A-1 TRANs 2.00%, 6/29/12	4,000	4,040
Los Angeles County, CA, 2011-2012 Ser A TRANs 2.50%, 2/29/12	5,000	5,036
2011-2012 Ser B TRANs 2.50%, 3/30/12	5,000	5,044
Los Angeles, CA, Ser 2011 TRANs 2.50%, 4/30/12	5,000	5,054
St. Louis, MO, General Fund Ser 2011 TRANs 2.00%, 6/29/12	1,500	1,516
		36,232
Put Option Bonds (10.4%)
Fairfax County Industrial Development Authority, VA, Inova Health System Window Ser 2020 A-1 0.26%, 5/15/39 (d)	4,000	4,000
Illinois Finance Authority, Advocate Health Care Network Ser 2008 Subser A-1 0.48%, 11/1/30 (d)	4,000	4,000
Advocate Health Care Window Ser 2011 B 0.26%, 4/1/51 (d)	1,400	1,400
J P Morgan Chase & Co., CA, Los Angeles Ser 2011 TRANs PUTTERs Ser 3930 0.15%, 8/12/12 (b)(d)	10,000	10,000
Massachusetts Bay Transportation Authority, Senior Sales Tax Window Ser 2010 A 0.23%, 7/1/30 (d)	4,500	4,500
Michigan Hospital Finance Authority, Ascension Health Senior Credit Group Window Ser 2010 F-8 0.23%, 11/15/49 (d)	10,000	10,000

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Put Option Bonds (cont'd)
New Mexico Municipal Energy Acquisition Authority, Gas Supply Ser 2009 0.14%, 11/1/39 (d)	$19,945	$19,945
New York Liberty Development Corporation, NY, Recovery Zone 3 World Trade Center Ser 2010 A-1 0.30%, 12/1/50 (d)	9,500	9,500
Ser 2011 A 0.33%, 12/1/49 (d)	29,000	29,000
Norfolk Economic Development Authority, VA, Sentara Healthcare Window Ser 2010 B 0.26%, 11/1/34 (d)	3,000	3,000
Ser 2010 C 0.26%, 11/1/34 (d)	3,000	3,000
Orlando Utilities Commission, FL, Utility System Window Ser 2011 A 0.25%, 10/1/27 (d)	5,000	5,000
Palm Beach County Solid Waste Authority, FL, Improvement Ser 2010 1.00%, 10/1/31 (d)	13,500	13,516
University of Massachusetts Building Authority, Commonwealth Guaranteed Window Senior Ser 2011-2 0.23%, 11/1/34 (d)	15,650	15,650
		132,511
Weekly Variable Rate Bonds (68.3%)
Arizona Health Facilities Authority, Banner Health Ser 2008 D ROCs II-R Ser 11687 0.16%, 7/1/25 (b)	1,600	1,600
Austin Trust, NC, Charlotte-Mecklenburg Hospital Authority Carolinas Healthcare Ser 2008 A Custody Receipts Ser 2008-1149 0.24%, 1/15/47	2,625	2,625
Austin Trust, TX, Texas Transportation Commission Ser 2007 Custody Receipts Ser 2007-1026 0.20%, 4/1/33	10,840	10,840
Barclays Capital Municipal Trust Receipts, AZ, Salt River Project Agricultual Improvement & Power District Electric System Ser 2008 A Floater-TRs Ser 21W 0.15%, 1/1/38 (b)	5,000	5,000
Barclays Capital Municipal Trust Receipts, NC, Charlotte Water & Sewer System Ser 2009 B Floater-TRs Ser 43W 0.15%, 7/1/38 (b)	7,000	7,000
Barclays Capital Municipal Trust Receipts, WA, King County Limited Tax Ser 2009 Floater-TRs Ser 2009 1W (AGC) 0.15%, 1/1/39 (b)	750	750

	Face Amount (000)	Value (000)
Barclays Capital Municipal Trust Receipts, WI, Wisconsin Health & Educational Facilities Authority Children's Hospital of Wisconsin Ser 2008 B Floater-TRs Ser 15W 0.15%, 8/15/37 (b)	$700	$700
BB&T Municipal Trust, AZ, Salt River Project Agricultural Improvement & Power District Ser 2008 A Floater Certificates Ser 9 0.12%, 1/1/16	9,955	9,955
BB&T Municipal Trust, FL, Tampa Bay Water Ser 2008 Floater Certificates Ser 36 0.13%, 4/1/16	15,610	15,610
Capital Beltway Funding Corporation of Virginia, Senior Lien Toll I-495 Hot Lanes Ser 2008 C 0.07%, 12/31/47	23,800	23,800
Ser 2008 D 0.07%, 12/31/47	21,000	21,000
Central Plains Energy Project, NE, Gas Project No. 2 Ser 2009 0.14%, 8/1/39	27,000	27,000
Colorado Springs, CO, Utilities System Sub Lien Ser 2007 A 0.16%, 11/1/37	20,000	20,000
Dallas Area Rapid Transit, TX, Sales Tax Ser 2008 ROCs II-R Ser 11541 0.14%, 6/1/16	3,500	3,500
Florida State Board Of Education, FL, Capital Outlay Ser 2005 G ROCs II-R Ser 12017 0.13%, 10/15/16	7,800	7,800
Franklin County, OH, OhioHealth Corp. Ser 2009 A 0.10%, 11/15/41	16,000	16,000
Gainesville, FL, Utilities System 2007 Ser A 0.11%, 10/1/36	25,945	25,945
Harris County Hospital District, TX, Senior Lien Ser 2007 ROCs II-R Ser 12075 (BHAC) 0.15%, 8/15/15	21,075	21,075
Harris County Industrial Development Corporation, TX, Baytank, Inc. Ser 1998 0.11%, 2/1/20	28,400	28,400
Highlands County Health Facilities Authority, FL, Adventist Health System/Sunbelt Obligated Group Ser 2004 A 0.10%, 11/15/34	25,675	25,675
Ser 2006 C ROCs II-R Ser 11564 (BHAC) 0.14%, 11/15/14	4,590	4,590

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (cont'd)
Illinois Toll Highway Authority, Toll Highway Senior Priority Ser 2007 A-1B 0.11%, 7/1/30	$20,300	$20,300
Ser 2007 A-2B 0.11%, 7/1/30	25,000	25,000
Indiana Finance Authority, Sisters of St. Francis Health Services, Inc. Ser 2008 G 0.08%, 9/1/48	20,250	20,250
J P Morgan Chase & Co., IL, Illinois Finance Authority Advocate Health Care Ser 2010 A, B, C PUTTERs Ser 3628 0.14%, 4/1/17 (b)	16,005	16,005
J P Morgan Chase & Co., NH, New Hampshire Health & Higher Education Facilities Authority LRG Healthcare Ser 2009 PUTTERs Ser 3648 0.14%, 10/1/17 (b)	3,000	3,000
JEA, FL, District Energy System Ser 2004 A 0.11%, 10/1/34	2,021	2,021
King County, WA, Limited Tax Sewer Ser 2010 A 0.08%, 1/1/40	20,465	20,465
0.09%, 1/1/40	3,400	3,400
Main Street Natural Gas, Inc., GA, Gas Ser 2010 A 0.14%, 8/1/40	19,390	19,390
Maryland Economic Development Corporation, Howard Hughes Medical Institute Ser 2008 A 0.08%, 2/15/43	7,950	7,950
Massachusetts Bay Transportation Authority, Senior Sales Tax Ser 2005 B Eagle #720050087 Class A (AGM) 0.14%, 7/1/29	9,900	9,900
Massachusetts Health & Educational Facilities Authority, Partners HealthCare System 2005 Ser F-3 0.06%, 7/1/40	19,780	19,780
Massachusetts Health & Educational Facility Authority, Harvard University Ser 2005 C ROCs II-R Ser 10390 0.14%, 1/15/14 (b)	6,090	6,090
Massachusetts Water Resources Authority, Gen Ser 2008 A-3 0.11%, 8/1/37	28,800	28,800
Gen Ser 2008 C-2 0.10%, 11/1/26	17,600	17,600
Miami-Dade County School Board, FL, Ser 2007 B COPs Eagle #20070068 Class A (BHAC) 0.15%, 5/1/32	12,870	12,870

	Face Amount (000)	Value (000)
Milwaukee Redevelopment Authority, WI, University of Wisconsin-Milwaukee-Kenilworth Ser 2005 0.14%, 9/1/40	$1,950	$1,950
Mississippi Business Finance Corporation, Petal Gas Storage LLC Ser 2007 0.16%, 8/1/34	2,000	2,000
Missouri Health & Educational Facilities Authority, BJC Health System Ser 2008 C 0.08%, 5/15/38	15,000	15,000
Sisters of Mercy Health System Ser 2008 D-4 0.10%, 6/1/37	22,000	22,000
Ser 2008 E 0.10%, 6/1/39	20,000	20,000
New Castle County, DE, University Courtyard Apartments Ser 2005 0.18%, 8/1/31	5,000	5,000
New Mexico Finance Authority, Sub Lien Ser 2008 Subser B-1 0.09%, 12/15/26	20,920	20,920
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Ser 2008 0.12%, 8/1/34	25,795	25,795
New York City Municipal Water Finance Authority, NY, Second General Fiscal 2003 F1A 0.08%, 6/15/35	6,625	6,625
North Carolina Medical Care Commission, Novant Health Obligated Group Ser 2004 A 0.13%, 11/1/34	16,600	16,600
Ohio, Common Schools Ser 2006 B 0.10%, 6/15/26	17,230	17,230
Oregon Facilities Authority, PeaceHealth Ser 2008 A 0.09%, 8/1/34	20,000	20,000
Orlando-Orange County Expressway Authority, FL, Ser 2007 A Eagle #20070107 Class A (BHAC) 0.15%, 7/1/42	15,000	15,000
Pinellas County Health Facilities Authority, FL, Baycare Health System Ser 2009 A-2 0.12%, 11/1/38	3,500	3,500
Puttable Floating Option Tax-Exempts Receipts, NY, New York City Municipal Water Finance Authority Water & Sewer System Fiscal 2007 Ser A P-FLOATs MT-712 0.20%, 6/15/30 (b)	6,245	6,245
Puttable Floating Option Tax-Exempts Receipts, TX, Texas Transportation Commission State Highway Fund First Tier Ser 2007 P-FLOATs MT-715 0.20%, 4/1/27 (b)	5,000	5,000

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (cont'd)
Puttable Floating Option Tax-Exempt Receipts, WA, Washington Ser 2010 B P-FLOATs PT-4658 0.20%, 1/1/24 (b)	$6,065	$6,065
RBC Municipal Products Trust, Inc., CA, Contra Costa Transportation Authority Sales Tax Ser 2010 Floater Certificates Ser E-17 0.14%, 3/1/34 (b)	24,800	24,800
RBC Municipal Products Trust, Inc., PA, Berks County Municipal Authority Reading Hospital & Medical Center Ser 2009 A-1 & A-2 Floater Certificates Ser E-15 0.15%, 2/1/12 (b)	19,795	19,795
Sevier County Public Building Authority, TN, Local Government Public Improvement Ser VI-A-1 0.15%, 6/1/29	20,310	20,310
South Carolina Jobs - Economic Development Authority, AnMed Health Ser 2009 A 0.13%, 2/1/35	1,000	1,000
Southcentral Pennsylvania General Authority, PA, WellSpan Health Series 2008 A ROCs II-R Ser 11686 0.14%, 12/1/24 (b)	1,000	1,000
Texas Transportation Commission, Mobility Fund Ser 2007 Eagle #20070090 Class A 0.14%, 4/1/37	10,000	10,000
University of Michigan Regents, General Ser 2008 B 0.04%, 4/1/28	20,000	20,000
Utah Water Finance Agency, Ser 2008 B 0.16%, 10/1/37	10,000	10,000
Ser 2008 B-2 0.16%, 10/1/35	12,255	12,255
Ser 2008 B-4 0.16%, 10/1/36	23,160	23,160
Williamstown, KY, Kentucky League of Cities Funding Trust 2008 Ser A 0.13%, 7/1/38	7,120	7,120
		870,056
Total Investments (99.1%) (Cost $1,262,884)		1,262,884
Other Assets in Excess of Liabilities (0.9%)		11,956
Net Assets (100.0%)		$1,274,840

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  When-issued security.

(d)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2011.

AGC  Assured Guaranty Corporation.

AGM  Assured Guaranty Municipal Corporation.

BANs  Bond Anticipation Notes.

BHAC  Berkshire Hathaway Assurance Corporation.

COPs  Certificates of Participation.

P-FLOATs  Puttable Floating Option Tax-Exempt Receipts

PUTTERS  Puttable Tax-Exempt Receipts.

ROCs  Reset Option Certificates.

TANs  Tax Anticipation Notes.

TRANs  Tax and Revenue Anticipation Notes.

TRs  Trust Receipts.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Tax-Exempt Instruments
Commercial Paper	$—	$132,200	$—	$132,200
Daily Variable Rate Bonds	—	91,885	—	91,885
Municipal Bonds & Notes	—	36,232	—	36,232
Put Option Bonds	—	132,511	—	132,511
Weekly Variable Rate Bonds	—	870,056	—	870,056
Total Tax-Exempt Instruments	—	1,262,884	—	1,262,884
Total Assets	$—	$1,262,884	$—	$1,262,884

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of October 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

Summary of Tax-Exempt Instruments by State/Territory

State/Territory	Value (000)	Percent of Net Assets
Florida	$146,637	11.5%
Texas	145,300	11.4
New York	106,770	8.4
Massachusetts	102,320	8.0
California	68,974	5.4
Illinois	66,705	5.2
New Mexico	66,660	5.2
Virginia	64,800	5.1
Missouri	58,516	4.6
Nebraska	57,000	4.5
Utah	45,415	3.6
Michigan	40,440	3.2
Ohio	33,230	2.6
Georgia	31,408	2.5
Washington	30,680	2.4
North Carolina	26,225	2.1
Pennsylvania	20,795	1.6
Tennessee	20,310	1.6
Indiana	20,250	1.6
Colorado	20,000	1.6
Oregon	20,000	1.6
Arizona	16,555	1.3
Minnesota	15,000	1.2
Maryland	14,600	1.1
Kentucky	10,644	0.8
Delaware	5,000	0.4
New Hampshire	3,000	0.2
Wisconsin	2,650	0.2
Mississippi	2,000	0.1
South Carolina	1,000	0.1
	$1,262,884	99.1%

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Assets and Liabilities

	Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)		Government Securities Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$2,357,882		$11,992,050		$5,774,853		$658,327
Investments in Securities of Affiliated Issuers, at Cost	—		200,000		200,000		—
Total Investments in Securities, at Cost	2,357,882		12,192,050		5,974,853		658,327
Investments in Securities of Unaffiliated Issuers, at Value	2,357,882		11,992,050		5,774,853		658,327
Investments in Securities of Affiliated Issuers, at Value	—		200,000		200,000		—
Total Investments in Securities, at Value(1)	2,357,882		12,192,050		5,974,853		658,327
Cash	8		12		5		5
Interest Receivable	248		1,705		450		74
Receivable for Portfolio Shares Sold	61		—		—		—
Due from Adviser	—		—		—		46
Receivable from Affiliate	—		1		1		—
Other Assets	72		289		142		9
Total Assets	2,358,271		12,194,057		5,975,451		658,461
Liabilities:
Payable for Investment Advisory Fees	185		1,079		156		—
Payable for Administration Fees	110		551		259		28
Dividends Declared	66		490		28		—	@
Payable for Trustees' Fees and Expenses	43		195		80		9
Payable for Portfolio Shares Redeemed	—		—		300		—
Payable for Custodian Fees	40		128		51		7
Payable for Professional Fees	35		32		33		34
Shareholder Administration Plan Fees Payable — Institutional Select Class	—	@	5		—	@	—
Shareholder Administration Plan Fees Payable — Investor Class	1		—	@	—	@	—
Shareholder Administration Plan Fees Payable — Administrative Class	—	@	—	@	—	@	—
Service and Shareholder Administration Plan Fees Payable — Advisory Class	—	@	2		2		—
Distribution and Shareholder Service Plans Fees Payable — Participant Class	—	@	—	@	—		—
Distribution and Shareholder Service Plans Fees Payable — Cash Management Class	6		—	@	—		—	@
Other Liabilities	10		22		17		40
Total Liabilities	496		2,504		926		118
Net Assets	$2,357,775		$12,191,553		$5,974,525		$658,343
Net Assets Consist Of:
Paid-in-Capital	$2,357,769		$12,191,359		$5,974,234		$658,338
Undistributed Net Investment Income	125		215		291		11
Accumulated Net Realized Gain (Loss)	(119)		(21)		—		(6)
Net Assets	$2,357,775		$12,191,553		$5,974,525		$658,343
(1) Including: Repurchase Agreements, at Value	$809,415		$5,242,560		$5,129,372		$—

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Assets and Liabilities (cont'd)

	Money Market Portfolio (000)	Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$2,262,272	$11,960,009	$5,781,753	$593,158
Shares Outstanding $0.01 par value of beneficial interest (unlimited number of shares authorized) (not in 000's)	2,262,273,610	11,959,746,251	5,781,480,817	593,152,371
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
INSTITUTIONAL SELECT CLASS:
Net Assets	$100	$197,179	$10,100	$100
Shares Outstanding $0.01 par value of beneficial interest (unlimited number of shares authorized) (not in 000's)	100,003	197,177,966	10,100,230	100,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
INVESTOR CLASS:
Net Assets	$14,496	$3,193	$13,944	$50,100
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	14,496,407	3,192,980	13,935,963	50,100,206
Net Asset Value, Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
ADMINISTRATIVE CLASS:
Net Assets	$100	$100	$19,118	$100
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	100,000	100,000	19,117,889	100,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
ADVISORY CLASS:
Net Assets	$289	$25,293	$148,418	$100
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	288,672	25,291,796	148,416,262	100,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
PARTICIPANT CLASS:
Net Assets	$2,065	$5,391	$100	$100
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	2,064,816	5,391,173	100,000	100,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
CASH MANAGEMENT CLASS:
Net Assets	$78,453	$388	$1,092	$14,685
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	78,452,818	387,813	1,091,800	14,685,217
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Assets and Liabilities

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$5,237,316	$2,715,809	$1,262,884
Total Investments in Securities, at Value(1)	5,237,316	2,715,809	1,262,884
Cash	4	13	53
Receivable for Investments Sold	—	—	15,120
Interest Receivable	2,129	314	571
Receivable for Portfolio Shares Sold	800	2,000	—
Due from Adviser	59	140	—
Other Assets	72	7	45
Total Assets	5,240,380	2,718,283	1,278,673
Liabilities:
Payable for Investments Purchased	—	—	3,524
Payable for Portfolio Shares Redeemed	—	1,850	—
Payable for Administration Fees	243	99	56
Payable for Professional Fees	24	34	36
Payable for Trustees' Fees and Expenses	52	5	31
Payable for Custodian Fees	40	3	14
Payable for Investment Advisory Fees	—	—	57
Dividends Declared	21	1	1
Shareholder Administration Plan Fees Payable — Institutional Select Class	—	—	—
Shareholder Administration Plan Fees Payable — Investor Class	—	—	—
Shareholder Administration Plan Fees Payable — Administrative Class	—	—	—
Service and Shareholder Administration Plan Fees Payable — Advisory Class	—	—	—
Distribution and Shareholder Service Plans Fees Payable — Participant Class	—	—	—
Distribution and Shareholder Service Plans Fees Payable — Cash Management Class	—	—	—
Other Liabilities	6	— @	114
Total Liabilities	386	1,992	3,833
Net Assets	$5,239,994	$2,716,291	$1,274,840
Net Assets Consist Of:
Paid-in-Capital	$5,239,930	$2,716,297	$1,274,911
Undistributed Net Investment Income (Loss)	64	(5)	3
Accumulated Net Realized Loss	—	(1)	(74)
Net Assets	$5,239,994	$2,716,291	$1,274,840
(1) Including: Repurchase Agreements, at Value	$4,923,900	$—	$—

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Assets and Liabilities (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$4,664,235	$2,672,957	$624,452
Shares Outstanding $0.01 par value of beneficial interest (unlimited number of shares authorized) (not in 000's)	4,664,180,336	2,672,958,226	624,368,612
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
INSTITUTIONAL SELECT CLASS:
Net Assets	$80,104	$150	$100
Shares Outstanding $0.01 par value of beneficial interest (unlimited number of shares authorized) (not in 000's)	80,103,576	150,037	100,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
INVESTOR CLASS:
Net Assets	$54,914	$100	$104
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	54,914,263	100,000	104,380
Net Asset Value, Redemption Price Per Share	$1.00	$1.00	$1.00
ADMINISTRATIVE CLASS:
Net Assets	$7,959	$100	$100
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	7,958,002	100,000	100,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
ADVISORY CLASS:
Net Assets	$116,858	$100	$6,409
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	116,855,917	100,000	6,408,143
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
PARTICIPANT CLASS:
Net Assets	$129	$100	$18,505
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	128,966	100,000	18,503,624
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
CASH MANAGEMENT CLASS:
Net Assets	$315,795	$42,784	$625,170
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	315,792,261	42,785,050	625,121,422
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Operations

	Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)	Government Securities Portfolio (000)
Investment Income:
Interest	$10,689		$46,589		$10,973	$721
Interest from Securities of Affiliated Issuers (Note H-2)	68		170		241	—
Total Investment Income	10,757		46,759		11,214	721
Expenses:
Investment Advisory Fees (Note B)	5,183		24,535		10,094	879
Administration Fees (Note C)	1,728		8,178		3,365	293
Custodian Fees (Note F)	188		595		244	37
Registration and Filing Fees	174		296		310	111
Trustees' Fees and Expenses	87		475		179	18
Professional Fees	78		226		70	68
Shareholder Reporting Fees	23		80		14	2
Pricing Fees	1		1		1	1
Shareholder Administration Plan Fees — Institutional Select Class (Note D)	—	@	37		10	5
Shareholder Administration Plan Fees — Investor Class (Note D)	42		4		48	2
Shareholder Administration Plan Fees — Administrative Class (Note D)	—	@	—	@	26	—	@
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	1		65		304	—	@
Distribution and Shareholder Servicing Fees — Participant Class (Note D)	16		23		1	1
Distribution and Shareholder Servicing Fees — Cash Management Class (Note D)	174		1		2	23
Other Expenses	114		528		307	42
Expenses Before Non Operating Expenses	7,809		35,044		14,975	1,482
Bank Overdraft Expense	—		(6)		(2)	(—	@)
Total Expenses	7,809		35,038		14,973	1,482
Waiver of Investment Advisory Fees (Note B)	(2,048)		(8,744)		(5,394)	(712)
Expenses Reimbursed by Advisor (Note B)	—		—		—	(105)
Waiver of Shareholder Administration Plan Fees — Institutional Select Class (Note D)	(—	@)	(—	@)	(9)	(5)
Waiver of Shareholder Administration Plan Fees — Investor Class (Note D)	(3)		(—	@)	(31)	(2)
Waiver of Shareholder Administration Plan Fees — Administrative Class (Note D)	(—	@)	(—	@)	(23)	(—	@)
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(—	@)	(34)		(281)	(—	@)
Waiver of Distribution and Shareholder Service Plan Fees — Participant Class (Note D)	(10)		(18)		(— @)	(—	@)
Waiver of Distribution and Shareholder Service Plan Fees — Cash Management Class (Note D)	(31)		(—	@)	(2)	(22)
Net Expenses	5,717		26,242		9,233	636
Net Investment Income	5,040		20,517		1,981	85
Realized Gain (Loss):
Investments Sold	(40)		(9)		5	(5)
Net Increase in Net Assets Resulting from Operations	$5,000		$20,508		$1,986	$80

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Operations

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)		Tax-Exempt Portfolio (000)
Investment Income:
Interest	$6,274	$41		$3,878
Dividends from Securities of Affiliated Issuers (Note H-2)	—	—		—	@
Total Investment Income	6,274	41		3,878
Expenses:
Investment Advisory Fees (Note B)	7,855	543		2,544
Administration Fees (Note C)	2,618	181		848
Registration and Filing Fees	168	94		202
Custodian Fees (Note F)	201	12		65
Professional Fees	74	66		77
Trustees' Fees and Expenses	142	5		49
Shareholder Reporting Fees	7	—	@	21
Pricing Fees	1	—	@	3
Shareholder Administration Plan Fees — Institutional Select Class (Note D)	17	—	@	—	@
Shareholder Administration Plan Fees — Investor Class (Note D)	8	—	@	1
Shareholder Administration Plan Fees — Administrative Class (Note D)	19	—	@	—	@
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	256	—	@	17
Distribution and Shareholder Servicing Fees — Participant Class (Note D)	1	—	@	90
Distribution and Shareholder Servicing Fees — Cash Management Class (Note D)	394	36		1,082
Other Expenses	208	27		116
Expenses Before Non Operating Expenses	11,969	964		5,115
Bank Overdraft Expense	—	(—	@)	—
Total Expenses	11,969	964		5,115
Waiver of Investment Advisory Fees (Note B)	(5,739)	(543)		(1,093)
Expenses Reimbursed by Advisor (Note B)	(184)	(380)		—
Waiver of Shareholder Administration Plan Fees — Institutional Select Class (Note D)	(17)	(—	@)	(—	@)
Waiver of Shareholder Administration Plan Fees — Investor Class (Note D)	(8)	(—	@)	(—	@)
Waiver of Shareholder Administration Plan Fees — Administrative Class (Note D)	(18)	(—	@)	(—	@)
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(250)	(—	@)	(14)
Waiver of Distribution and Shareholder Service Plan Fees — Participant Class (Note D)	(1)	(—	@)	(82)
Waiver of Distribution and Shareholder Service Plan Fees — Cash Management Class (Note D)	(374)	(36)		(726)
Rebate from Morgan Stanley Affiliate (Note H-2)	—	—		(—	@)
Net Expenses	5,378	5		3,200
Net Investment Income	896	36		678
Realized Gain (Loss):
Investments Sold	(1)	(1)		5
Net Increase in Net Assets Resulting from Operations	$895	$35		$683

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Changes in Net Assets

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,040	$6,169	$20,517	$21,248
Net Realized Gain (Loss)	(40)	45	(9)	300
Net Increase from Payments by Affiliates	—	10,613	—	14,795
Net Increase in Net Assets Resulting from Operations	5,000	16,827	20,508	36,343
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(4,975)	(6,769)	(20,450)	(22,310)
Institutional Select Class:
Net Investment Income	(— @)	(— @)	(61)	(68)
Investor Class:
Net Investment Income	(26)	(2)	(2)	(5)
Administrative Class:
Net Investment Income	(— @)	(— @)	(— @)	(— @)
Advisory Class:
Net Investment Income	(— @)	(— @)	(3)	(6)
Participant Class:
Net Investment Income	(— @)	(1)	(1)	(1)
Cash Management Class:
Net Investment Income	(39)	(45)	(— @)	(2)
Total Distributions	(5,040)	(6,817)	(20,517)	(22,392)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	25,273,160	23,661,735	136,940,502	81,127,579
Distributions Reinvested	3,109	4,182	8,357	8,661
Redeemed	(26,083,454)	(25,044,805)	(139,057,025)	(79,078,700)
Institutional Select Class:
Subscribed	—	— @	849,740	793,103
Distributions Reinvested	—	—	42	18
Redeemed	—	(— @)	(810,157)	(654,762)
Investor Class:
Subscribed	159,236	7,909	177	10,917
Distributions Reinvested	26	2	1	3
Redeemed	(147,200)	(6,972)	(4,451)	(10,451)
Administrative Class:
Subscribed	—	— @	—	— @
Distributions Reinvested	—	—	—	—
Redeemed	—	(— @)	—	—
Advisory Class:
Subscribed	700	350	52,949	204,100
Distributions Reinvested	— @	— @	3	6
Redeemed	(659)	(377)	(56,728)	(293,513)
Participant Class:
Subscribed	7,384	20,240	3,726	1,766
Distributions Reinvested	—	—	— @	1
Redeemed	(10,742)	(48,983)	(2,413)	(11,140)
Cash Management Class:
Subscribed	661,283	257,639	2,246	12,644
Distributions Reinvested	39	44	— @	1
Redeemed	(711,363)	(277,071)	(3,770)	(14,270)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(848,481)	(1,426,107)	(2,076,801)	2,095,963
Total Increase (Decrease) in Net Assets	(848,521)	(1,416,097)	(2,076,810)	2,109,914
Net Assets:
Beginning of Period	3,206,296	4,622,393	14,268,363	12,158,449
End of Period	$2,357,775	$3,206,296	$12,191,553	$14,268,363
Undistributed Net Investment Income Included in End of Period Net Assets	$125	$124	$215	$217

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Changes in Net Assets (cont'd)

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	25,273,160	23,661,735	136,940,502	81,127,579
Shares Issued on Distributions Reinvested	3,109	4,182	8,357	8,661
Shares Redeemed	(26,083,454)	(25,044,805)	(139,057,025)	(79,078,700)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(807,185)	(1,378,888)	(2,108,166)	2,057,540
Institutional Select Class:
Shares Subscribed	—	— @@	849,740	793,103
Shares Issued on Distributions Reinvested	—	—	42	18
Shares Redeemed	—	(— @@)	(810,157)	(654,762)
Net Increase in Institutional Select Class Shares Outstanding	—	— @@	39,625	138,359
Investor Class:
Shares Subscribed	159,236	7,909	177	10,917
Shares Issued on Distributions Reinvested	26	2	1	3
Shares Redeemed	(147,200)	(6,972)	(4,451)	(10,451)
Net Increase (Decrease) in Investor Class Shares Outstanding	12,062	939	(4,273)	469
Administrative Class:
Shares Subscribed	—	— @@	—	— @@
Shares Issued on Distributions Reinvested	—	—	—	—
Shares Redeemed	—	(— @@)	—	—
Net Increase in Administrative Class Shares Outstanding	—	—	—	—
Advisory Class:
Shares Subscribed	700	350	52,949	204,100
Shares Issued on Distributions Reinvested	— @@	— @@	3	6
Shares Redeemed	(659)	(377)	(56,728)	(293,513)
Net Increase (Decrease) in Advisory Class Shares Outstanding	41	(27)	(3,776)	(89,407)
Participant Class:
Shares Subscribed	7,384	20,240	3,726	1,766
Shares Issued on Distributions Reinvested	—	—	— @@	1
Shares Redeemed	(10,742)	(48,983)	(2,413)	(11,140)
Net Increase (Decrease) in Participant Class Shares Outstanding	(3,358)	(28,743)	1,313	(9,373)
Cash Management Class:
Shares Subscribed	661,283	257,639	2,246	12,644
Shares Issued on Distributions Reinvested	39	44	— @@	1
Shares Redeemed	(711,363)	(277,071)	(3,770)	(14,270)
Net Decrease in Cash Management Class Shares Outstanding	(50,041)	(19,388)	(1,524)	(1,625)

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Changes in Net Assets

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,981	$4,284	$85	$161
Net Realized Gain (Loss)	5	19	(5)	7
Net Increase in Net Assets Resulting from Operations	1,986	4,303	80	168
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(1,959)	(4,256)	(82)	(158)
Institutional Select Class:
Net Investment Income	(2)	(7)	(1)	(— @)
Investor Class:
Net Investment Income	(5)	(11)	(— @)	(1)
Administrative Class:
Net Investment Income	(2)	(3)	(— @)	(— @)
Advisory Class:
Net Investment Income	(13)	(7)	(— @)	(— @)
Participant Class:
Net Investment Income	(— @)	(— @)	(— @)	(— @)
Cash Management Class:
Net Investment Income	(— @)	(— @)	(2)	(2)
Total Distributions	(1,981)	(4,284)	(85)	(161)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	55,587,411	47,539,615	3,625,133	3,422,682
Distributions Reinvested	1,144	1,897	71	123
Redeemed	(56,524,043)	(49,219,546)	(3,593,530)	(3,498,910)
Institutional Select Class:
Subscribed	340,001	105	130,000	—
Distributions Reinvested	— @	7	1	—
Redeemed	(330,001)	(200,023)	(130,001)	—
Investor Class:
Subscribed	622,810	1,254,875	50,000	44,000
Distributions Reinvested	2	2	— @	1
Redeemed	(708,620)	(1,237,751)	—	(53,902)
Administrative Class:
Subscribed	3,245	2,001	—	—
Distributions Reinvested	2	3	—	—
Redeemed	(4,696)	(50,281)	—	—
Advisory Class:
Subscribed	100,162	157,500	—	—
Distributions Reinvested	1	2	—	—
Redeemed	(79,799)	(206,983)	—	—
Participant Class:
Subscribed	—	—	—	—
Redeemed	—	—	—	—
Cash Management Class:
Subscribed	1,000	— @	95,790	27,565
Distributions Reinvested	— @	— @	2	2
Redeemed	(1,552)	(1,475)	(91,217)	(37,683)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(992,933)	(1,960,052)	86,249	(96,122)
Total Increase (Decrease) in Net Assets	(992,928)	(1,960,033)	86,244	(96,115)
Net Assets:
Beginning of Period	6,967,453	8,927,486	572,099	668,214
End of Period	$5,974,525	$6,967,453	$658,343	$572,099
Undistributed Net Investment Income Included in End of Period Net Assets	$291	$276	$11	$10

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Changes in Net Assets (cont'd)

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	55,587,411	47,539,615	3,625,133	3,422,682
Shares Issued on Distributions Reinvested	1,144	1,897	71	123
Shares Redeemed	(56,524,043)	(49,219,546)	(3,593,530)	(3,498,910)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(935,488)	(1,678,034)	31,674	(76,105)
Institutional Select Class:
Shares Subscribed	340,001	105	130,000	—
Shares Issued on Distributions Reinvested	— @@	7	1	—
Shares Redeemed	(330,001)	(200,023)	(130,001)	—
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	10,000	(199,911)	—	—
Investor Class:
Shares Subscribed	622,810	1,254,875	50,000	44,000
Shares Issued on Distributions Reinvested	2	2	— @@	1
Shares Redeemed	(708,620)	(1,237,751)	—	(53,902)
Net Increase (Decrease) in Investor Class Shares Outstanding	(85,808)	17,126	50,000	(9,901)
Administrative Class:
Shares Subscribed	3,245	2,001	—	—
Shares Issued on Distributions Reinvested	2	3	—	—
Shares Redeemed	(4,696)	(50,281)	—	—
Net Decrease in Administrative Class Shares Outstanding	(1,449)	(48,277)	—	—
Advisory Class:
Shares Subscribed	100,162	157,500	—	—
Shares Issued on Distributions Reinvested	1	2	—	—
Shares Redeemed	(79,799)	(206,983)	—	—
Net Increase (Decrease) in Advisory Class Shares Outstanding	20,364	(49,481)	—	—
Participant Class:
Shares Subscribed	—	—	—	—
Shares Redeemed	—	—	—	—
Net Increase in Participant Class Shares Outstanding	—	—	—	—
Cash Management Class:
Shares Subscribed	1,000	— @@	95,790	27,565
Shares Issued on Distributions Reinvested	— @@	— @@	2	2
Shares Redeemed	(1,552)	(1,475)	(91,217)	(37,683)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(552)	(1,475)	4,575	(10,116)

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Changes in Net Assets

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$896	$1,697	$36	$(11)
Net Realized Gain (Loss)	(1)	16	(1)	—	@
Net Increase (Decrease) in Net Assets Resulting from Operations	895	1,713	35	(11)
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(854)	(1,660)	(34)	(—	@)
Net Realized Gain	—	—	—	(5)
Institutional Select Class:
Net Investment Income	(4)	(— @)	(— @)	(—	@)
Net Realized Gain	—	—	—	(—	@)
Investor Class:
Net Investment Income	(1)	(1)	(— @)	(—	@)
Net Realized Gain	—	—	—	(—	@)
Administrative Class:
Net Investment Income	(1)	(3)	(— @)	(—	@)
Net Realized Gain	—	—	—	(—	@)
Advisory Class:
Net Investment Income	(10)	(9)	(— @)	(—	@)
Net Realized Gain	—	—	—	(—	@)
Participant Class:
Net Investment Income	(— @)	(— @)	(— @)	(—	@)
Net Realized Gain	—	—	—	(—	@)
Cash Management Class:
Net Investment Income	(26)	(24)	(2)	(—	@)
Net Realized Gain	—	—	—	(3)
Total Distributions	(896)	(1,697)	(36)	(8)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	32,492,491	26,972,635	4,337,070	—
Distributions Reinvested	453	842	30	5
Redeemed	(32,621,404)	(26,810,111)	(1,667,337)	(30,221)
Institutional Select Class:
Subscribed	542,001	13,750	8,000	—
Distributions Reinvested	4	—	— @	—
Redeemed	(462,001)	(25,936)	(7,950)	—
Investor Class:
Subscribed	54,804	35,601	—	—
Distributions Reinvested	1	1	—	—
Redeemed	—	(45,903)	—	—
Administrative Class:
Subscribed	898	35,250	—	—
Distributions Reinvested	1	3	—	—
Redeemed	(12,256)	(44,396)	—	—
Advisory Class:
Subscribed	1,282,530	1,730,596	—	—
Distributions Reinvested	— @	1	—	—
Redeemed	(1,217,098)	(1,777,263)	—	—
Participant Class:
Subscribed	102	558	—	—
Distributions Reinvested	— @	— @	—	—
Redeemed	(100)	(559)	—	—
Cash Management Class:
Subscribed	394,998	288,060	84,408	—
Distributions Reinvested	26	24	2	3
Redeemed	(336,723)	(295,429)	(57,287)	(12,186)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	118,727	77,724	2,696,936	(42,399)
Total Increase (Decrease) in Net Assets	118,726	77,740	2,696,935	(42,418)
Net Assets:
Beginning of Period	5,121,268	5,043,528	19,356	61,774
End of Period	$5,239,994	$5,121,268	$2,716,291	$19,356
Undistributed Net Investment Income (Loss) Included in End of Period Net Assets	$64	$62	$(5)	$(6)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Changes in Net Assets (cont'd)

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	32,492,491	26,972,635	4,337,070	—
Shares Issued on Distributions Reinvested	453	842	30	5
Shares Redeemed	(32,621,404)	(26,810,111)	(1,667,337)	(30,221)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(128,460)	163,366	2,669,763	(30,216)
Institutional Select Class:
Shares Subscribed	542,001	13,750	8,000	—
Shares Issued on Distributions Reinvested	4	—	— @@	—
Shares Redeemed	(462,001)	(25,936)	(7,950)	—
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	80,004	(12,186)	50	—
Investor Class:
Shares Subscribed	54,804	35,601	—	—
Shares Issued on Distributions Reinvested	1	1	—	—
Shares Redeemed	—	(45,903)	—	—
Net Increase (Decrease) in Investor Class Shares Outstanding	54,805	(10,301)	—	—
Administrative Class:
Shares Subscribed	898	35,250	—	—
Shares Issued on Distributions Reinvested	1	3	—	—
Shares Redeemed	(12,256)	(44,396)	—	—
Net Decrease in Administrative Class Shares Outstanding	(11,357)	(9,143)	—	—
Advisory Class:
Shares Subscribed	1,282,530	1,730,596	—	—
Shares Issued on Distributions Reinvested	— @@	1	—	—
Shares Redeemed	(1,217,098)	(1,777,263)	—	—
Net Increase (Decrease) in Advisory Class Shares Outstanding	65,432	(46,666)	—	—
Participant Class:
Shares Subscribed	102	558	—	—
Shares Issued on Distributions Reinvested	— @@	— @@	—	—
Shares Redeemed	(100)	(559)	—	—
Net Increase (Decrease) in Participant Class Shares Outstanding	2	(1)	—	—
Cash Management Class:
Shares Subscribed	394,998	288,060	84,408	—
Shares Issued on Distributions Reinvested	26	24	2	3
Shares Redeemed	(336,723)	(295,429)	(57,287)	(12,186)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	58,301	(7,345)	27,123	(12,183)

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Changes in Net Assets

	Tax-Exempt Portfolio
	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$678	$1,895
Net Realized Gain (Loss)	5	(83)
Net Increase in Net Assets Resulting from Operations	683	1,812
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(603)	(1,680)
Net Realized Gain	—	(181)
Institutional Select Class:
Net Investment Income	(— @)	(— @)
Net Realized Gain	—	(— @)
Investor Class:
Net Investment Income	(— @)	(1)
Net Realized Gain	—	(— @)
Administrative Class:
Net Investment Income	(— @)	(— @)
Net Realized Gain	—	(— @)
Advisory Class:
Net Investment Income	(1)	(— @)
Net Realized Gain	—	(1)
Participant Class:
Net Investment Income	(2)	(— @)
Net Realized Gain	—	(2)
Cash Management Class:
Net Investment Income	(72)	(4)
Net Realized Gain	—	(86)
Total Distributions	(678)	(1,955)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	4,936,702	6,210,356
Distributions Reinvested	510	1,371
Redeemed	(5,299,568)	(6,684,281)
Institutional Select Class:
Subscribed	3,687	14,735
Redeemed	(3,687)	(14,735)
Investor Class:
Subscribed	—	1,632
Distributions Reinvested	— @	1
Redeemed	(1,262)	(6,232)
Administrative Class:
Subscribed	—	—
Redeemed	—	—
Advisory Class:
Subscribed	2,759	3,590
Distributions Reinvested	1	1
Redeemed	(2,564)	(2,369)
Participant Class:
Subscribed	17,661	4,210
Distributions Reinvested	2	2
Redeemed	(17,088)	(1,859)
Cash Management Class:
Subscribed	1,762,265	1,879,366
Distributions Reinvested	71	88
Redeemed	(1,923,123)	(2,038,156)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(523,634)	(632,280)
Total Decrease in Net Assets	(523,629)	(632,423)
Net Assets:
Beginning of Period	1,798,469	2,430,892
End of Period	$1,274,840	$1,798,469
Undistributed Net Investment Income Included in End of Period Net Assets	$3	$218

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Statements of Changes in Net Assets (cont'd)

	Tax-Exempt Portfolio
	Year Ended October 31, 2011 (000)	Year Ended October 31, 2010 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	4,936,702	6,210,356
Shares Issued on Distributions Reinvested	510	1,371
Shares Redeemed	(5,299,568)	(6,684,281)
Net Decrease in Institutional Class Shares Outstanding	(362,356)	(472,554)
Institutional Select Class:
Shares Subscribed	3,687	14,735
Shares Redeemed	(3,687)	(14,735)
Net Increase in Institutional Select Class Shares Outstanding	—	—
Investor Class:
Shares Subscribed	—	1,632
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(1,262)	(6,232)
Net Decrease in Investor Class Shares Outstanding	(1,262)	(4,599)
Administrative Class:
Shares Subscribed	—	—
Shares Redeemed	—	—
Net Increase in Administrative Class Shares Outstanding	—	—
Advisory Class:
Shares Subscribed	2,759	3,590
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(2,564)	(2,369)
Net Increase in Advisory Class Shares Outstanding	196	1,222
Participant Class:
Shares Subscribed	17,661	4,210
Shares Issued on Distributions Reinvested	2	2
Shares Redeemed	(17,088)	(1,859)
Net Increase in Participant Class Shares Outstanding	575	2,353
Cash Management Class:
Shares Subscribed	1,762,265	1,879,366
Shares Issued on Distributions Reinvested	71	88
Shares Redeemed	(1,923,123)	(2,038,156)
Net Decrease in Cash Management Class Shares Outstanding	(160,787)	(158,702)

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return
Money Market Portfolio:
Institutional Class
Year Ended 10/31/11	$1.000	$0.002	††	$(0.000	)^	$(0.002)	$1.000	0.15%
Year Ended 10/31/10	1.000	0.002	††	0.000	^	(0.002)	1.000	0.18	%^^
Year Ended 10/31/09	1.000	0.005		(0.000	)^	(0.005)	1.000	0.53	%^^
Year Ended 10/31/08	1.000	0.034		(0.000	)^	(0.034)	1.000	3.46	%#
Year Ended 10/31/07	1.000	0.053		0.000	^	(0.053)	1.000	5.42	%##
Institutional Select Class
Year Ended 10/31/11	$1.000	$0.001	††	$(0.000	)^	$(0.001)	$1.000	0.10%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)	1.000	0.13	%^^
Year Ended 10/31/09	1.000	0.005		(0.000	)^	(0.005)	1.000	0.48	%^^
Year Ended 10/31/08	1.000	0.034		(0.000	)^	(0.034)	1.000	3.41	%#
Year Ended 10/31/07	1.000	0.052		0.000	^	(0.052)	1.000	5.37	%##
Investor Class
Year Ended 10/31/11	$1.000	$0.001	††	$(0.000	)^	$(0.001)	$1.000	0.06%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)	1.000	0.08	%^^
Year Ended 10/31/09	1.000	0.004		(0.000	)^	(0.004)	1.000	0.43	%^^
Year Ended 10/31/08	1.000	0.033		(0.000	)^	(0.033)	1.000	3.36	%#
Year Ended 10/31/07	1.000	0.052		0.000	^	(0.052)	1.000	5.32	%##
Administrative Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.03%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.04	%^^
Year Ended 10/31/09	1.000	0.004		(0.000	)^	(0.004)	1.000	0.38	%^^
Year Ended 10/31/08	1.000	0.033		(0.000	)^	(0.033)	1.000	3.31	%#
Year Ended 10/31/07	1.000	0.051		0.000	^	(0.051)	1.000	5.26	%##
Advisory Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.01	%^^
Year Ended 10/31/09	1.000	0.003		(0.000	)^	(0.003)	1.000	0.31	%^^
Year Ended 10/31/08	1.000	0.032		(0.000	)^	(0.032)	1.000	3.20	%#
Year Ended 10/31/07	1.000	0.050		(0.000	)^	(0.050)	1.000	5.16	%##
Participant Class
Year Ended 10/31/11	$1.000	$(0.000	)††^	$0.000	^	$(0.000)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.01	%^^
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)	1.000	0.21	%^^
Year Ended 10/31/08	1.000	0.029		(0.000	)^	(0.029)	1.000	2.95	%#
Year Ended 10/31/07	1.000	0.048		(0.000	)^	(0.048)	1.000	4.90	%##
Cash Management Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.03%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.03	%^^
Year Ended 10/31/09	1.000	0.003		(0.000	)^	(0.003)	1.000	0.28	%^^
Year Ended 10/31/08	1.000	0.031		(0.000	)^	(0.031)	1.000	3.15	%#
Year Ended 10/31/07	1.000	0.050		(0.000	)^	(0.050)	1.000	5.11	%##

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Mutual Fund Insurance	Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Money Market Portfolio:
Institutional Class
Year Ended 10/31/11	$2,262,272	0.16	%?	N/A	0.22	%?	0.15%?	0.09	%?
Year Ended 10/31/10	3,069,495	0.16	%?	N/A	0.22	%?	0.16%?	0.10	%?
Year Ended 10/31/09	4,438,771	0.22%		0.16%	0.27%		0.56%	0.51%
Year Ended 10/31/08	4,655,771	0.12%		0.12%	0.21%		3.41%	3.32%
Year Ended 10/31/07	10,013,524	0.12%		N/A	0.21%		5.28%	5.19%
Institutional Select Class
Year Ended 10/31/11	$100	0.21	%?	N/A	0.27	%?	0.10%?	0.04	%?
Year Ended 10/31/10	100	0.21	%?	N/A	0.27	%?	0.11%?	0.05	%?
Year Ended 10/31/09	100	0.27%		0.21%	0.33	%†	0.64%	0.58%
Year Ended 10/31/08	3,999	0.17%		0.17%	0.26%		3.78%	3.69%
Year Ended 10/31/07	530,874	0.17%		N/A	0.26%		5.28%	5.20%
Investor Class
Year Ended 10/31/11	$14,496	0.25	%?†	N/A	0.32	%?	0.06%?	(0.01	)% ?
Year Ended 10/31/10	2,435	0.26	%?	N/A	0.32	%?	0.06%?	0.00	%?§
Year Ended 10/31/09	1,491	0.32%		0.26%	0.37%		0.34%	0.29%
Year Ended 10/31/08	3,293	0.23%		0.22%	0.31%		3.15%	3.07%
Year Ended 10/31/07	879	0.22%		N/A	0.31%		5.22%	5.13%
Administrative Class
Year Ended 10/31/11	$100	0.28	%?†	N/A	0.37	%?	0.03%?	(0.06	)%?
Year Ended 10/31/10	100	0.30	%?	N/A	0.37	%?	0.02%?	(0.05	)%?
Year Ended 10/31/09	100	0.37%		0.30%†	0.42%		0.39%	0.34%
Year Ended 10/31/08	100	0.27%		0.27%	0.36%		4.29%	4.20%
Year Ended 10/31/07	23,663	0.27%		N/A	0.36%		5.14%	5.05%
Advisory Class
Year Ended 10/31/11	$289	0.29	%?†	N/A	0.47	%?	0.02%?	(0.16	)%?
Year Ended 10/31/10	248	0.33	%?	N/A	0.47	%?	(0.01)%?	(0.15	)%?
Year Ended 10/31/09	274	0.47%		0.40%†	0.54	%†	0.44%	0.37%
Year Ended 10/31/08	1,328	0.37%		0.37%	0.46%		2.80%	2.71%
Year Ended 10/31/07	17,235	0.37%		N/A	0.46	%†	5.03%	4.94%
Participant Class
Year Ended 10/31/11	$2,065	0.33	%?†	N/A	0.72	%?	(0.02)%?	(0.41	)%?
Year Ended 10/31/10	5,422	0.34	%?	N/A	0.72	%?	(0.02)%?	(0.40	)%?
Year Ended 10/31/09	34,092	0.48	%†	0.43%†	0.76	%†	0.18%	(0.10)%
Year Ended 10/31/08	10,286	0.67	%†	0.63%†	0.68	%†	2.39%	2.38%
Year Ended 10/31/07	100	0.62	%†	N/A	0.71%		4.78%	4.68%
Cash Management Class
Year Ended 10/31/11	$78,453	0.28	%?†	N/A	0.37	%?	0.03%?	(0.06	)%?
Year Ended 10/31/10	128,496	0.30	%?	N/A	0.46	%?	0.02%?	(0.14	)%?
Year Ended 10/31/09	147,565	0.48	%†	0.40%†	0.58	%†	0.32%	0.22%
Year Ended 10/31/08	193,811	0.42%		0.42%	0.51%		3.05%	2.96%
Year Ended 10/31/07	239,356	0.42%		N/A	0.51%		4.98%	4.88%

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income	Distributions From Net Realized Gain		Net Asset Value, End of Period	Total Return
Prime Portfolio:
Institutional Class
Year Ended 10/31/11	$1.000	$0.001	††	$(0.000	)^	$(0.001)	$—		$1.000	0.12%
Year Ended 10/31/10	1.000	0.002	††	0.000	^	(0.002)	—		1.000	0.16	%^^
Year Ended 10/31/09	1.000	0.005		0.000	^	(0.005)	—		1.000	0.45	%^^
Year Ended 10/31/08	1.000	0.033		(0.000	)^	(0.033)	—		1.000	3.37	%#
Year Ended 10/31/07	1.000	0.053		(0.000	)^	(0.053)	(0.000	)^	1.000	5.40	%##
Institutional Select Class
Year Ended 10/31/11	$1.000	$0.001	††	$(0.000	)^	$(0.001)	$—		$1.000	0.08%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)	—		1.000	0.11	%^^
Year Ended 10/31/09	1.000	0.004		0.000	^	(0.004)	—		1.000	0.40	%^^
Year Ended 10/31/08	1.000	0.033		(0.000	)^	(0.033)	—		1.000	3.32	%#
Year Ended 10/31/07	1.000	0.052		(0.000	)^	(0.052)	(0.000	)^	1.000	5.34	%##
Investor Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000)^	$—		$1.000	0.04%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)	—		1.000	0.06	%^^
Year Ended 10/31/09	1.000	0.004		0.000	^	(0.004)	—		1.000	0.35	%^^
Year Ended 10/31/08	1.000	0.032		(0.000	)^	(0.032)	—		1.000	3.26	%#
Year Ended 10/31/07	1.000	0.052		(0.000	)^	(0.052)	(0.000	)^	1.000	5.29	%##
Administrative Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$—		$1.000	0.02%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	—		1.000	0.03	%^^
Year Ended 10/31/09	1.000	0.003		0.000	^	(0.003)	—		1.000	0.30	%^^
Year Ended 10/31/08	1.000	0.032		(0.000	)^	(0.032)	—		1.000	3.21	%#
Year Ended 10/31/07	1.000	0.051		(0.000	)^	(0.051)	(0.000	)^	1.000	5.24	%##
Advisory Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	—		1.000	0.01	%^^
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)	—		1.000	0.23	%^^
Year Ended 10/31/08	1.000	0.031		(0.000	)^	(0.031)	—		1.000	3.11	%#
Year Ended 10/31/07	1.000	0.050		(0.000	)^	(0.050)	(0.000	)^	1.000	5.13	%##
Participant Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	—		1.000	0.01	%^^
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)	—		1.000	0.15	%^^
Year Ended 10/31/08	1.000	0.028		(0.000	)^	(0.028)	—		1.000	2.85	%#
Year Ended 10/31/07	1.000	0.048		(0.000	)^	(0.048)	(0.000	)^	1.000	4.87	%##
Cash Management Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$—		$1.000	0.02%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	—		1.000	0.03	%^^
Year Ended 10/31/09	1.000	0.002		(0.000	)^	(0.002)	—		1.000	0.21	%^^
8/14/08** through 10/31/08	1.000	0.004		(0.000	)^	(0.004)	—		1.000	0.43	%#‡

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Mutual Fund Insurance	Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Prime Portfolio:
Institutional Class
Year Ended 10/31/11	$11,960,009	0.16	%?	N/A	0.21	%?	0.13%?	0.08%?
Year Ended 10/31/10	14,068,183	0.16	%?	N/A	0.21	%?	0.15%?	0.10%?
Year Ended 10/31/09	11,996,876	0.21%		0.16%	0.26%		0.47%	0.42%
Year Ended 10/31/08	11,719,680	0.12%		0.12%	0.21%		3.30%	3.21%
Year Ended 10/31/07	23,535,446	0.12%		N/A	0.21%		5.26%	5.17%
Institutional Select Class
Year Ended 10/31/11	$197,179	0.21	%?	N/A	0.26	%?	0.08%?	0.03%?
Year Ended 10/31/10	157,554	0.21	%?	N/A	0.26	%?	0.10%?	0.05%?
Year Ended 10/31/09	19,172	0.26%		0.20%†	0.32	%†	0.80%	0.74%
Year Ended 10/31/08	251,186	0.17%		0.17%	0.26%		3.87%	3.78%
Year Ended 10/31/07	1,097,867	0.17%		N/A	0.26%		5.23%	5.15%
Investor Class
Year Ended 10/31/11	$3,193	0.25	%?†	N/A	0.31	%?	0.04%?	(0.02)%?
Year Ended 10/31/10	7,467	0.26	%?	N/A	0.31	%?	0.05%?	0.00%§?
Year Ended 10/31/09	6,990	0.31%		0.26%	0.36%		0.55%	0.50%
Year Ended 10/31/08	20,823	0.22%		0.22%	0.31%		2.95%	2.86%
Year Ended 10/31/07	26,623	0.22%		N/A	0.31%		5.16%	5.07%
Administrative Class
Year Ended 10/31/11	$100	0.27	%?†	N/A	0.36	%?	0.02%?	(0.07)%?
Year Ended 10/31/10	100	0.29	%?	N/A	0.36	%?	0.02%?	(0.05)%?
Year Ended 10/31/09	100	0.36%		0.30%†	0.42	%†	0.85%	0.79%
Year Ended 10/31/08	1,727	0.27%		0.27%	0.36%		3.70%	3.61%
Year Ended 10/31/07	12,589	0.27%		N/A	0.36%		5.11%	5.02%
Advisory Class
Year Ended 10/31/11	$25,293	0.28	%?†	N/A	0.46	%?	0.01%?	(0.17)%?
Year Ended 10/31/10	29,069	0.30	%?	N/A	0.46	%?	0.01%?	(0.15)%?
Year Ended 10/31/09	118,342	0.43	%†	0.38%†	0.51%		0.32%	0.24%
Year Ended 10/31/08	181,245	0.37%		0.37%	0.46%		3.14%	3.05%
Year Ended 10/31/07	640,171	0.37%		N/A	0.46%		5.00%	4.91%
Participant Class
Year Ended 10/31/11	$5,391	0.27	%?†	N/A	0.71	%?	0.02%?	(0.42)%?
Year Ended 10/31/10	4,078	0.30	%?	N/A	0.71	%?	0.01%?	(0.40)%?
Year Ended 10/31/09	13,436	0.53	%†	0.47%†	0.76%		0.17%	(0.06)%
Year Ended 10/31/08	42,288	0.63	%†	0.62%	0.71%		2.20%	2.12%
Year Ended 10/31/07	3,607	0.62%		N/A	0.70%		4.70%	4.62%
Cash Management Class
Year Ended 10/31/11	$388	0.26	%?†	N/A	0.36	%?	0.03%?	(0.07)%?
Year Ended 10/31/10	1,912	0.34	%?	N/A	0.45	%?	(0.03)%?	(0.14)%?
Year Ended 10/31/09	3,533	0.46	%†	0.41%†	0.56%		0.28%	0.18%
8/14/08** through 10/31/08	7,277	0.48	%*†	0.44%*†	0.52	%*†	1.88%*	1.84%*

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return
Government Portfolio:
Institutional Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.03%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)	1.000	0.06%
Year Ended 10/31/09	1.000	0.003		(0.000	)^	(0.003)	1.000	0.31%
Year Ended 10/31/08	1.000	0.029		0.000	^	(0.029)	1.000	2.98%
Year Ended 10/31/07	1.000	0.052		0.000	^	(0.052)	1.000	5.30%
Institutional Select Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.02%
Year Ended 10/31/09	1.000	0.003		0.000	^	(0.003)	1.000	0.26%
Year Ended 10/31/08	1.000	0.029		0.000	^	(0.029)	1.000	2.93%
Year Ended 10/31/07	1.000	0.051		0.000	^	(0.051)	1.000	5.24%
Investor Class
Year Ended 10/31/11	$1.000	$(0.000	)††^	$0.000	^	$(0.000)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)	1.000	0.22%
Year Ended 10/31/08	1.000	0.028		0.000	^	(0.028)	1.000	2.88%
Year Ended 10/31/07	1.000	0.051		0.000	^	(0.051)	1.000	5.19%
Administrative Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)	1.000	0.19%
Year Ended 10/31/08	1.000	0.028		0.000	^	(0.028)	1.000	2.83%
Year Ended 10/31/07	1.000	0.050		0.000	^	(0.050)	1.000	5.14%
Advisory Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)	1.000	0.14%
Year Ended 10/31/08	1.000	0.027		0.000	^	(0.027)	1.000	2.73%
Year Ended 10/31/07	1.000	0.049		0.000	^	(0.049)	1.000	5.03%
Participant Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)	1.000	0.08%
Year Ended 10/31/08	1.000	0.024		0.000	^	(0.024)	1.000	2.47%
Year Ended 10/31/07	1.000	0.047		0.000	^	(0.047)	1.000	4.77%
Cash Management Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)	1.000	0.12%
8/14/08** through 10/31/08	1.000	0.004		0.000	^	(0.004)	1.000	0.36%‡

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Mutual Fund Insurance	Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Portfolio:
Institutional Class
Year Ended 10/31/11	$5,781,753	0.14	%?	N/A	0.22%?	0.03%?	(0.05)%?
Year Ended 10/31/10	6,717,236	0.15	%?	N/A	0.21%?	0.07%?	0.01%?
Year Ended 10/31/09	8,395,247	0.19%		0.16%	0.25%	0.36%	0.30%
Year Ended 10/31/08	15,198,786	0.13%		0.13%	0.21%	2.77%	2.69%
Year Ended 10/31/07	6,928,113	0.12%		N/A	0.22%	5.12%	5.02%
Institutional Select Class
Year Ended 10/31/11	$10,100	0.15	%?†	N/A	0.27%?	0.02%?	(0.10)%?
Year Ended 10/31/10	100	0.17	%?	N/A	0.26%?	0.05%?	(0.04)%?
Year Ended 10/31/09	200,016	0.24%		0.21%	0.29%†	0.27%	0.22%
Year Ended 10/31/08	166,521	0.18%		0.18%	0.26%	3.28%	3.20%
Year Ended 10/31/07	1,347,156	0.17%		N/A	0.27%	4.93%	4.83%
Investor Class
Year Ended 10/31/11	$13,944	0.18	%?†	N/A	0.32%?	(0.01)%?	(0.15)%?
Year Ended 10/31/10	99,752	0.20	%?	N/A	0.31%?	0.02%?	(0.09)%?
Year Ended 10/31/09	82,620	0.29%		0.25%†	0.35%	0.23%	0.17%
Year Ended 10/31/08	151,210	0.23%		0.23%	0.31%	2.92%	2.84%
Year Ended 10/31/07	300,198	0.22%		N/A	0.32%	5.09%	4.98%
Administrative Class
Year Ended 10/31/11	$19,118	0.16	%?†	N/A	0.37%?	0.01%?	(0.20)%?
Year Ended 10/31/10	20,567	0.19	%?	N/A	0.36%?	0.03%?	(0.14)%?
Year Ended 10/31/09	68,846	0.34%		0.29%†	0.40%	0.24%	0.18%
Year Ended 10/31/08	148,076	0.28%		0.28%	0.36%	2.66%	2.58%
Year Ended 10/31/07	84,339	0.27%		N/A	0.37%	4.98%	4.88%
Advisory Class
Year Ended 10/31/11	$148,418	0.16	%?†	N/A	0.47%?	0.01%?	(0.30)%?
Year Ended 10/31/10	128,054	0.20	%?	N/A	0.46%?	0.02%?	(0.24)%?
Year Ended 10/31/09	177,538	0.41	%†	0.37%†	0.50%	0.19%	0.10%
Year Ended 10/31/08	415,974	0.38%		0.38%	0.46%	2.72%	2.64%
Year Ended 10/31/07	365,074	0.37%		N/A	0.47%	4.87%	4.77%
Participant Class
Year Ended 10/31/11	$100	0.16	%?†	N/A	0.72%?	0.01%?	(0.55)%?
Year Ended 10/31/10	100	0.20	%?	N/A	0.71%?	0.02%?	(0.49)%?
Year Ended 10/31/09	100	0.44	%†	0.40%†	0.75%	0.07%	(0.24)%
Year Ended 10/31/08	100	0.63%		0.63%	0.71%	2.44%	2.36%
Year Ended 10/31/07	100	0.62%		N/A	0.72%	4.66%	4.56%
Cash Management Class
Year Ended 10/31/11	$1,092	0.16	%?†	N/A	0.37%?	0.01%?	(0.20)%?
Year Ended 10/31/10	1,644	0.18	%?	N/A	0.45%?	0.04%?	(0.23)%?
Year Ended 10/31/09	3,119	0.42	%†	0.38%†	0.55%	0.13%	0.00%§
8/14/08** through 10/31/08	4,104	0.48	%*†	0.44%*†	0.53%*†	1.32%*	1.27%*

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.02%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)		1.000	0.13%
3/19/08** through 10/31/08	1.000	0.013		0.000	^	(0.013)		1.000	1.27%‡
Institutional Select Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)		1.000	0.09%
3/19/08** through 10/31/08	1.000	0.012		(0.000	)^	(0.012)		1.000	1.24%‡
Investor Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		(0.000	)^	(0.001)		1.000	0.05%
3/19/08** through 10/31/08	1.000	0.012		0.000	^	(0.012)		1.000	1.20%‡
Administrative Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	(0.000	)^	(0.000	)^	1.000	0.04%
3/19/08** through 10/31/08	1.000	0.012		0.000	^	(0.012)		1.000	1.17%‡
Advisory Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	1.000	0.03%
3/19/08** through 10/31/08	1.000	0.011		0.000	^	(0.011)		1.000	1.11%‡
Participant Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	1.000	0.02%
3/19/08** through 10/31/08	1.000	0.010		0.000	^	(0.010)		1.000	0.95%‡
Cash Management Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	1.000	0.02%
7/21/08** through 10/31/08	1.000	0.004		(0.000	)^	(0.004)		1.000	0.43%‡

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Mutual Fund Insurance		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/11	$593,158	0.11	%?	N/A		0.25	%?	0.01	%?	(0.13	)%?
Year Ended 10/31/10	561,488	0.14	%?	N/A		0.24	%?	0.02	%?	(0.08	)%?
Year Ended 10/31/09	637,586	0.19%		0.16%		0.26%		0.13%		0.06%
3/19/08** through 10/31/08	553,062	0.14	%*	0.12	%*	0.26	%*	1.89	%*	1.77	%*
Institutional Select Class
Year Ended 10/31/11	$100	0.11	%?†	N/A		0.30	%?	0.01	%?	(0.18	)%?
Year Ended 10/31/10	100	0.15	%?	N/A		0.29	%?	0.01	%?	(0.13	)%?
Year Ended 10/31/09	100	0.23	%†	0.20	%†	0.32	%†	0.09%		0.00	%§
3/19/08** through 10/31/08	100	0.18	%*†	0.17	%*	0.33	%*†	1.98	%*	1.83	%*
Investor Class
Year Ended 10/31/11	$50,100	0.11	%?†	N/A		0.35	%?	0.01	%?	(0.23	)%?
Year Ended 10/31/10	100	0.14	%?	N/A		0.34	%?	0.02	%?	(0.18	)%?
Year Ended 10/31/09	10,001	0.25	%†	0.22	%†	0.38	%†	0.06%		(0.07)%
3/19/08** through 10/31/08	8,407	0.26	%*†	0.23	%*	0.32	%*†	1.42	%*	1.36	%*
Administrative Class
Year Ended 10/31/11	$100	0.11	%?†	N/A		0.40	%?	0.01	%?	(0.28	)%?
Year Ended 10/31/10	100	0.15	%?	N/A		0.39	%?	0.01	%?	(0.23	)%?
Year Ended 10/31/09	100	0.28	%†	0.25	%†	0.42	%†	0.04%		(0.10)%
3/19/08** through 10/31/08	100	0.28	%*†	0.27	%*	0.43	%*†	1.88	%*	1.73	%*
Advisory Class
Year Ended 10/31/11	$100	0.12	%?†	N/A		0.50	%?	0.00	%?§	(0.38	)%?
Year Ended 10/31/10	100	0.15	%?	N/A		0.49	%?	0.01	%?	(0.33	)%?
Year Ended 10/31/09	100	0.29	%†	0.26	%†	0.52	%†	0.03%		(0.20)%
3/19/08** through 10/31/08	100	0.38	%*†	0.37	%*	0.53	%*†	1.78	%*	1.63	%*
Participant Class
Year Ended 10/31/11	$100	0.11	%?†	N/A		0.75	%?	0.01	%?	(0.63	)%?
Year Ended 10/31/10	100	0.15	%?	N/A		0.74	%?	0.01	%?	(0.58	)%?
Year Ended 10/31/09	100	0.30	%†	0.27	%†	0.77	%†	0.02%		(0.45)%
3/19/08** through 10/31/08	100	0.64	%*†	0.62	%*	0.79	%*†	1.53	%*	1.38	%*
Cash Management Class
Year Ended 10/31/11	$14,685	0.11	%?†	N/A		0.40	%?	0.01	%?	(0.28	)%?
Year Ended 10/31/10	10,111	0.14	%?	N/A		0.48	%?	0.02	%?	(0.32	)%?
Year Ended 10/31/09	20,227	0.31	%†	0.28	%†	0.56%		0.03%		(0.22)%
7/21/08** through 10/31/08	42,612	0.48	%*†	0.42	%*	0.52	%*†	1.17	%*	1.13	%*

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Distributions From Net Realized Gain		Net Asset Value, End of Period	Total Return
Treasury Portfolio:
Institutional Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000	0.02%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.04%
Year Ended 10/31/09	1.000	0.001		(0.000	)^	(0.001)		—		1.000	0.08%
Year Ended 10/31/08	1.000	0.022		0.000	^	(0.022)		—		1.000	2.25%
Year Ended 10/31/07	1.000	0.050		0.000	^	(0.050)		(0.000	)^	1.000	5.16%
Institutional Select Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)		—		1.000	0.05%
Year Ended 10/31/08	1.000	0.022		0.000	^	(0.022)		—		1.000	2.20%
Year Ended 10/31/07	1.000	0.050		0.000	^	(0.050)		(0.000	)^	1.000	5.11%
Investor Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000	0.04%
Year Ended 10/31/08	1.000	0.021		0.000	^	(0.021)		—		1.000	2.15%
Year Ended 10/31/07	1.000	0.049		0.000	^	(0.049)		(0.000	)^	1.000	5.06%
Administrative Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000	0.03%
Year Ended 10/31/08	1.000	0.021		0.000	^	(0.021)		—		1.000	2.10%
Year Ended 10/31/07	1.000	0.049		0.000	^	(0.049)		(0.000	)^	1.000	5.00%
Advisory Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000	0.02%
Year Ended 10/31/08	1.000	0.020		0.000	^	(0.020)		—		1.000	2.00%
Year Ended 10/31/07	1.000	0.048		0.000	^	(0.048)		(0.000	)^	1.000	4.90%
Participant Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/08	1.000	0.018		0.000	^	(0.018)		—		1.000	1.77%
Year Ended 10/31/07	1.000	0.045		0.000	^	(0.045)		(0.000	)^	1.000	4.64%
Cash Management Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000	0.02%
Year Ended 10/31/08	1.000	0.019		0.000	^	(0.019)		—		1.000	1.96%
Year Ended 10/31/07	1.000	0.047		0.000	^	(0.047)		(0.000	)^	1.000	4.84%

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Mutual Fund Insurance		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Portfolio:
Institutional Class
Year Ended 10/31/11	$4,664,235	0.11	%?	N/A		0.22	%?	0.01%?	(0.10)%?
Year Ended 10/31/10	4,792,695	0.15	%?	N/A		0.21	%?	0.04%?	(0.02)%?
Year Ended 10/31/09	4,629,315	0.21%		0.15%		0.27%		0.10%	0.04%
Year Ended 10/31/08	8,805,663	0.13%		0.13%		0.21%		1.96%	1.88%
Year Ended 10/31/07	2,836,089	0.10%		N/A		0.23%		4.50%	4.37%
Institutional Select Class
Year Ended 10/31/11	$80,104	0.11	%?†	N/A		0.27	%?	0.01%?	(0.15)%?
Year Ended 10/31/10	100	0.16	%?	N/A		0.26	%?	0.03%?	(0.07)%?
Year Ended 10/31/09	12,286	0.25	%†	0.17	%†	0.33	%†	0.07%	(0.01)%
Year Ended 10/31/08	75,100	0.18%		0.18%		0.26%		1.85%	1.77%
Year Ended 10/31/07	100	0.11	%†	N/A		0.55	%†	4.98%	4.54%
Investor Class
Year Ended 10/31/11	$54,914	0.11	%?†	N/A		0.32	%?	0.01%?	(0.20)%?
Year Ended 10/31/10	110	0.16	%?	N/A		0.31	%?	0.03%?	(0.12)%?
Year Ended 10/31/09	10,411	0.27	%†	0.20	%†	0.38	%†	0.03%	(0.08)%
Year Ended 10/31/08	3,789	0.24	%†	0.22	%†	0.31%		0.79%	0.72%
Year Ended 10/31/07	317	0.17	%†	N/A		0.51	%†	4.76%	4.42%
Administrative Class
Year Ended 10/31/11	$7,959	0.12	%?†	N/A		0.37	%?	0.00%?§	(0.25)%?
Year Ended 10/31/10	19,315	0.17	%?	N/A		0.36	%?	0.02%?	(0.17)%?
Year Ended 10/31/09	28,457	0.28	%†	0.22	%†	0.43	%†	0.03%	(0.12)%
Year Ended 10/31/08	111,065	0.28%		0.27%		0.36%		1.35%	1.27%
Year Ended 10/31/07	100	0.21	%†	N/A		0.50	%†	4.84%	4.55%
Advisory Class
Year Ended 10/31/11	$116,858	0.12	%?†	N/A		0.47	%?	0.00%?§	(0.35)%?
Year Ended 10/31/10	51,426	0.17	%?	N/A		0.46	%?	0.02%?	(0.27)%?
Year Ended 10/31/09	98,091	0.29	%†	0.22	%†	0.53	%†	0.02%	(0.22)%
Year Ended 10/31/08	176,505	0.36	%†	0.36	%†	0.46%		2.01%	1.91%
Year Ended 10/31/07	176,618	0.31	%†	N/A		0.72	%†	4.75%	4.34%
Participant Class
Year Ended 10/31/11	$129	0.12	%?†	N/A		0.72	%?	0.00%?§	(0.60)%?
Year Ended 10/31/10	127	0.17	%?	N/A		0.71	%?	0.02%?	(0.52)%?
Year Ended 10/31/09	128	0.29	%†	0.22	%†	0.78	%†	0.01%	(0.48)%
Year Ended 10/31/08	160	0.60	%†	0.60	%†	0.71%		1.93%	1.82%
Year Ended 10/31/07	514	0.56	%†	N/A		1.04	%†	4.58%	4.10%
Cash Management Class
Year Ended 10/31/11	$315,795	0.12	%?†	N/A		0.37	%?	0.00%?§	(0.25)%?
Year Ended 10/31/10	257,495	0.18	%?	N/A		0.45	%?	0.01%?	(0.26)%?
Year Ended 10/31/09	264,840	0.29	%†	0.23	%†	0.58	%†	0.02%	(0.27)%
Year Ended 10/31/08	414,148	0.40	%†	0.39	%†	0.51%		1.23%	1.12%
Year Ended 10/31/07	33,750	0.40	%†	N/A		0.53	%†	4.25%	4.12%

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Distributions From Net Realized Gain		Net Asset Value, End of Period
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
10/7/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
Institutional Select Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	(0.000	)^	(0.000	)^	—		1.000
10/7/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
Investor Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	(0.000	)^	(0.000	)^	—		1.000
10/7/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
Administrative Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
10/7/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
Advisory Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
10/27/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
Participant Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.001
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	(0.000	)^	(0.000	)^	—		1.000
10/27/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
Cash Management Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Year Ended 10/31/09	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000
10/7/08** through 10/31/08	1.000	0.000	^	0.000	^	(0.000	)^	—		1.000

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights (cont'd)

	Total Return	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/11	0.01%	$2,672,957	0.01	%?	0.26	%?	0.00	%?§	(0.25	)%?
Year Ended 10/31/10	0.05%	3,195	0.13	%?	0.78	%?	(0.01	)%?	(0.66	)%?
Year Ended 10/31/09	0.04%	33,422	0.11%		0.29%		0.04%		(0.14)%
10/7/08** through 10/31/08	0.00%§‡	282,625	0.06	%*	0.49	%*	0.05	%*	(0.37	)%*
Institutional Select Class
Year Ended 10/31/11	0.01%	$150	0.01	%?†	0.31	%?	0.00	%?§	(0.30	)%?
Year Ended 10/31/10	0.04%	100	0.14	%?	0.83	%?	(0.02	)%?	(0.71	)%?
Year Ended 10/31/09	0.02%	100	0.14	%†	0.40	%†	0.02%		(0.24)%
10/7/08** through 10/31/08	0.00%§‡	100	0.06	%*†	0.62	%†*	0.06	%*	(0.50	)%*
Investor Class
Year Ended 10/31/11	0.01%	$100	0.01	%?†	0.36	%?	0.00	%?§	(0.35	)%?
Year Ended 10/31/10	0.03%	100	0.15	%?	0.88	%?	(0.03	)%?	(0.76	)%?
Year Ended 10/31/09	0.02%	100	0.14	%†	0.45	%†	0.02%		(0.29)%
10/7/08** through 10/31/08	0.00%§‡	100	0.06	%*†	0.66	%†*	0.06	%*	(0.55	)%*
Administrative Class
Year Ended 10/31/11	0.01%	$100	0.01	%?†	0.41	%?	0.00	%?§	(0.40	)%?
Year Ended 10/31/10	0.03%	100	0.15	%?	0.93	%?	(0.03	)%?	(0.81	)%?
Year Ended 10/31/09	0.02%	100	0.14	%†	0.50	%†	0.02%		(0.34)%
10/7/08** through 10/31/08	0.00%§‡	100	0.06	%*†	0.72	%†*	0.06	%*	(0.60	)%*
Advisory Class
Year Ended 10/31/11	0.01%	$100	0.01	%?†	0.51	%?	0.00	%?§	(0.50	)%?
Year Ended 10/31/10	0.02%	100	0.16	%?	1.02	%?	(0.04	)%?	(0.90	)%?
Year Ended 10/31/09	0.02%	100	0.14	%†	0.60	%†	0.02%		(0.44)%
10/27/08** through 10/31/08	0.00%§‡	100	0.11	%*†	0.71	%†*	0.05	%*	(0.55	)%*
Participant Class
Year Ended 10/31/11	0.01%	$100	0.01	%?†	0.76	%?	0.00	%?§	(0.75	)%?
Year Ended 10/31/10	0.01%	100	0.17	%?	1.28	%?	(0.05	)%?	(1.16	)%?
Year Ended 10/31/09	0.02%	100	0.14	%†	0.85	%†	0.02%		(0.69)%
10/27/08** through 10/31/08	0.00%§‡	100	0.10	%*†	0.96	%†*	0.05	%*	(0.81	)%*
Cash Management Class
Year Ended 10/31/11	0.01%	$42,784	0.01	%?†	0.41	%?	0.00	%?§	(0.40	)%?
Year Ended 10/31/10	0.02%	15,661	0.17	%?	1.02	%?	(0.05	)%?	(0.90	)%?
Year Ended 10/31/09	0.02%	27,852	0.14	%†	0.61	%†	0.01%		(0.46)%
10/7/08** through 10/31/08	0.00%§‡	43,693	0.06	%*†	0.76	%†*	0.05	%*	(0.64	)%*

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income	Distributions From Net Realized Gain		Net Asset Value, End of Period	Total Return
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/11	$1.000	$0.001	††	$(0.000	)^	$(0.001)	$—		$1.000	0.06%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)	(0.000	)^	1.000	0.12%
Year Ended 10/31/09	1.000	0.004		0.000	^	(0.004)	—		1.000	0.39%
Year Ended 10/31/08	1.000	0.024		(0.000	)^	(0.024)	—		1.000	2.44%
Year Ended 10/31/07	1.000	0.036		—		(0.036)	—		1.000	3.66%
Institutional Select Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$—		$1.000	0.03%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)	(0.000	)^	1.000	0.07%
Year Ended 10/31/09	1.000	0.003		0.000	^	(0.003)	—		1.000	0.34%
Year Ended 10/31/08	1.000	0.024		(0.000	)^	(0.024)	—		1.000	2.39%
Year Ended 10/31/07	1.000	0.035		—		(0.035)	—		1.000	3.60%
Investor Class
Year Ended 10/31/11	$1.000	$0.000	††^	$0.000	^	$(0.000)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	(0.000	)^	1.000	0.03%
Year Ended 10/31/09	1.000	0.003		0.000	^	(0.003)	—		1.000	0.29%
Year Ended 10/31/08	1.000	0.023		(0.000	)^	(0.023)	—		1.000	2.33%
Year Ended 10/31/07	1.000	0.035		—		(0.035)	—		1.000	3.55%
Administrative Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.003		0.000	^	(0.003)	—		1.000	0.25%
Year Ended 10/31/08	1.000	0.023		(0.000	)^	(0.023)	—		1.000	2.28%
Year Ended 10/31/07	1.000	0.034		—		(0.034)	—		1.000	3.50%
Advisory Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)	—		1.000	0.19%
Year Ended 10/31/08	1.000	0.022		(0.000	)^	(0.022)	—		1.000	2.18%
Year Ended 10/31/07	1.000	0.033		—		(0.033)	—		1.000	3.40%
Participant Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.001		0.000	^	(0.001)	—		1.000	0.09%
Year Ended 10/31/08	1.000	0.019		(0.000	)^	(0.019)	—		1.000	1.93%
Year Ended 10/31/07	1.000	0.031		—		(0.031)	—		1.000	3.14%
Cash Management Class
Year Ended 10/31/11	$1.000	$0.000	††^	$(0.000	)^	$(0.000)^	$—		$1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/09	1.000	0.002		0.000	^	(0.002)	—		1.000	0.16%
Year Ended 10/31/08	1.000	0.021		(0.000	)^	(0.021)	—		1.000	2.13%
Year Ended 10/31/07	1.000	0.033		—		(0.033)	—		1.000	3.35%

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Mutual Fund Insurance		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/11	$624,452	0.17	%?+	N/A		0.23	%?	0.06	%?+	0.00	%?§	0.00	%§
Year Ended 10/31/10	986,806	0.18	%?	N/A		0.22	%?	0.12	%?	0.08	%?	N/A
Year Ended 10/31/09	1,459,441	0.19	%+	0.15	%+	0.25	%+	0.41	%+	0.35	%+	0.01%
Year Ended 10/31/08	1,836,397	0.12	%+	0.12	%+	0.21	%+	2.35	%+	2.25	%+	0.00	%§
Year Ended 10/31/07	2,191,307	0.11%		N/A		0.23%		3.60%		3.47%		N/A
Institutional Select Class
Year Ended 10/31/11	$100	0.20	%?+†	N/A		0.28	%?	0.03	%?+	(0.05	)%?	0.00	%§
Year Ended 10/31/10	100	0.23	%?	N/A		0.27	%?	0.07	%?	0.03	%?	N/A
Year Ended 10/31/09	100	0.24	%+	0.20	%+	0.30	%+	0.44	%+	0.38	%+	0.01%
Year Ended 10/31/08	100	0.17	%+	0.17	%+	0.26	%+	2.28	%+	2.18	%+	0.00	%§
Year Ended 10/31/07	100	0.16%		N/A		0.29	%†	3.54%		3.41%		N/A
Investor Class
Year Ended 10/31/11	$104	0.23	%?+†	N/A		0.33	%?	0.00	%?§+	(0.10	)%?	0.00	%§
Year Ended 10/31/10	1,366	0.27	%?	N/A		0.32	%?	0.03	%?	(0.02	)%?	N/A
Year Ended 10/31/09	5,966	0.29	%+	0.25	%+	0.36	%+†	0.25	%+	0.18	%+	0.01%
Year Ended 10/31/08	2,003	0.22	%+	0.22	%+	0.31	%+	2.71	%+	2.61	%+	0.00	%§
Year Ended 10/31/07	24,243	0.21%		N/A		0.33%		3.48%		3.36%		N/A
Administrative Class
Year Ended 10/31/11	$100	0.22	%?+†	N/A		0.38	%?	0.01	%?+	(0.15	)%?	0.00	%§
Year Ended 10/31/10	100	0.29	%?	N/A		0.37	%?	0.01	%?	(0.07	)%?	N/A
Year Ended 10/31/09	100	0.33	%+†	0.29	%+†	0.40	%+	0.25	%+	0.18	%+	0.01%
Year Ended 10/31/08	100	0.27	%+	0.27	%+	0.36	%+	2.26	%+	2.16	%+	0.00	%§
Year Ended 10/31/07	100	0.26%		N/A		0.39	%†	3.44%		3.31%		N/A
Advisory Class
Year Ended 10/31/11	$6,409	0.21	%?+†	N/A		0.48	%?	0.02	%?+	(0.25	)%?	0.00	%§
Year Ended 10/31/10	6,213	0.29	%?	N/A		0.47	%?	0.01	%?	(0.17	)%?	N/A
Year Ended 10/31/09	4,990	0.39	%+†	0.35	%+†	0.50	%+	0.18	%+	0.07	%+	0.01%
Year Ended 10/31/08	4,756	0.37	%+	0.37	%+	0.46	%+	2.21	%+	2.11	%+	0.00	%§
Year Ended 10/31/07	59,851	0.36%		N/A		0.49	%†	3.34%		3.21%		N/A
Participant Class
Year Ended 10/31/11	$18,505	0.21	%?+†	N/A		0.73	%?	0.02	%?+	(0.50	)%?	0.00	%§
Year Ended 10/31/10	17,929	0.29	%?	N/A		0.72	%?	0.01	%?	(0.42	)%?	N/A
Year Ended 10/31/09	15,578	0.50	%+†	0.45	%+†	0.75	%+	0.11	%+	(0.14	)%+	0.01%
Year Ended 10/31/08	22,683	0.62	%+	0.62	%+	0.71	%+	1.90	%+	1.80	%+	0.00	%§
Year Ended 10/31/07	19,443	0.62	%†	N/A		0.72	%†	3.13%		3.03%		N/A
Cash Management Class
Year Ended 10/31/11	$625,170	0.22	%?+†	N/A		0.38	%?	0.01	%?+	(0.15	)%?	0.00	%§
Year Ended 10/31/10	785,955	0.30	%?	N/A		0.47	%?	0.00	%?§	(0.17	)%?	N/A
Year Ended 10/31/09	944,717	0.44	%+†	0.39	%+†	0.56	%+†	0.19	%+	0.07	%+	0.01%
Year Ended 10/31/08	1,337,200	0.42	%+	0.42	%+	0.51	%+	1.95	%+	1.85	%+	0.00	%§
Year Ended 10/31/07	907,577	0.41%		N/A		0.53%		3.28%		3.16%		N/A

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Notes to Financial Highlights

††  Per share amount is based on average shares outstanding.

^  Amount is less than $0.0005 per share.

^^  The Adviser contributed non recourse voluntary capital contributions to the Money Market and Prime Portfolios. The effect of these contributions are reflected in the Portfolios' total returns above. Without these capital contributions, the impact was less than 0.005% to the total returns for the Money Market and Prime Portfolios. (See Note H-1 within the Notes to Financial Statements).

?  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  The Adviser fully reimbursed the Portfolios for losses incurred resulting from the disposal of investments. The impact of this reimbursement is reflected in the total returns shown above for the Money Market and Prime Portfolios. Without this reimbursement, the total returns for the Money Market Portfolio's Institutional, Institutional Select, Investor, Administrative, Advisory, Participant and Cash Management Classes were 3.34%, 3.29%, 3.23%, 3.18%, 3.08%, 2.82% and 3.03%, respectively. Without this reimbursement, the total returns for the Prime Portfolio's Institutional, Institutional Select, Investor, Administrative, Advisory and Participant Classes were 3.21%, 3.16%, 3.11%, 3.06%, 2.96%, 2.70% and 0.43%, respectively.

##  The Adviser fully reimbursed the Portfolios for losses incurred resulting from disposal of investments. The impact of this reimbursement is reflected in the total returns shown above for the Money Market and Prime Portfolios. Without this reimbursement, the total returns for the Money Market Portfolio's Institutional, Institutional Select, Investor, Administrative, Advisory, Participant and Cash Management Classes were 5.35%, 5.30%, 5.25%, 5.20%, 5.09%, 4.83% and 5.04%, respectively. Without this reimbursement, the total returns for the Prime Portfolio's Institutional, Institutional Select, Investor, Administrative, Advisory and Participant Classes were 5.24%, 5.19%, 5.14%, 5.08%, 4.98%, and 4.72%, respectively.

†  Ratios of Expenses to Average Net Assets before and after Expense Limitations may vary among share classes by more or less than the service, shareholder administration and/or distribution plans' (the "plans") fees due to either (1) the different periods of operation for each share class, (2) fluctuations in daily net assets, (3) changes in the plans' fees during the period for each share class, (4) changes in the Portfolios' expense cap during the year, (5) waivers to the plans' fees for each share class, or (6) a combination of the previous points.

§  Amount is less than 0.005%.

‡  Not Annualized.

*  Annualized.

+  The Ratio of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets."

**  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

October 31, 2011

Notes to Financial Statements

Morgan Stanley Institutional Liquidity Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a Massachusetts business trust. The Fund is comprised of seven separate, active, diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund offers up to seven different classes of shares for certain Portfolios — Institutional Class, Institutional Select Class (formerly Service Class), Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class. All classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the Portfolios is to seek preservation of capital, daily liquidity and maximum current income (exempt from federal income tax in the case of Tax-Exempt Portfolio).

On December 23, 2008, the Treasury Securities Portfolio was closed to new investors. As of April 1, 2011, the Treasury Securities Portfolio was reopened to new investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities owned by the Portfolios are stated at amortized cost which approximates fair value, in accordance with Rule 2a-7 under the Act.

2.  Repurchase Agreements: Certain Portfolios may enter into repurchase agreements under which a Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to costs and delays. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosure" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the

2011 Annual Report

October 31, 2011

Notes to Financial Statements (cont'd)

significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on a "first-in-first-out" basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets Dividends to the shareholders of the Portfolios are accrued daily and are distributed on the last business day of each month.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement") at the annual rates of the average daily net assets indicated below. The Adviser has agreed to reduce its advisory fee and/or reimburse expenses, after giving effect to custody fee offsets, so that total annual operating expenses of each share class will not exceed the amounts noted below. This fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when it deems that such action is appropriate.

Portfolio	Advisory Fees
Money Market	0.15%
Prime	0.15
Government	0.15
Government Securities	0.15
Treasury	0.15
Treasury Securities	0.15
Tax-Exempt	0.15

	Maximum Expense Ratio
Class	Money Market	Prime	Government	Government Securities
Institutional Class	0.20%	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35	0.35

	Maximum Expense Ratio
Class	Treasury	Treasury Securities	Tax- Exempt
Institutional Class	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35

The Adviser may also waive additional advisory fees and/or reimburse expenses to the extent a Portfolio's total expenses exceed total income on a daily basis. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers when it deems such action is appropriate. In addition, the Adviser may make voluntary fee waivers and/or expense reimbursements. The Ratio of Expenses to Average Net Assets disclosed in the Portfolios' Financial Highlights may be lower than the maximum ratios indicated in the table above due to these additional fee waivers and/or expense reimbursements.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of each Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Service and Shareholder Administration Plan Fees: Morgan Stanley Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of MS Investment

2011 Annual Report

October 31, 2011

Notes to Financial Statements (cont'd)

Management and an indirect subsidiary of Morgan Stanley, serves as the distributor of the Fund.

The Fund has entered into an Administration Plan with respect to its Institutional Select Class, Investor Class and Administrative Class shares pursuant to which each class of shares will pay the Distributor a monthly or quarterly fee at an annual rate of up to 0.05%, 0.10% and 0.15%, of the average daily net assets of each such class of shares, respectively, to compensate certain financial intermediaries who provide administrative services to shareholders.

The Fund has also entered into a Service and Shareholder Administration Plan with respect to its Advisory Class shares pursuant to which its Advisory Class shares pays the Distributor a monthly or quarterly fee at an annual rate of up to 0.25% of the average daily net assets of such class of shares, to compensate certain financial intermediaries who provide administrative services, personal and account maintenance services to shareholders.

The Fund has also entered into a Distribution Plan with respect to its Participant Class and Cash Management Class shares pursuant to which each class of shares will pay the Distributor a monthly or quarterly distribution fee at an annual rate of up to 0.25% and 0.10% of the average daily net assets of such class of shares, respectively, to compensate certain service organizations for providing distribution related services to the Fund.

The Fund has also entered into a Shareholder Service Plan with respect to its Participant Class and Cash Management Class shares pursuant to which each class of shares will pay the Distributor a monthly or quarterly service fee at an annual rate of up to 0.25% and 0.05% of the average daily net assets of each such class of shares, respectively, to compensate service organizations for providing administrative services to shareholders.

The Distributor has agreed to reduce its distribution fees to the extent total expenses exceed total income on a daily basis for any class of shares in a Portfolio. These fee waivers will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers when it deems that such action is appropriate.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

G. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

	2011 Distributions Paid From:					2010 Distributions Paid From:
Portfolio	Ordinary Income (000)		Tax- Exempt Income (000)	Long- term Capital Gain (000)		Ordinary Income (000)	Tax- Exempt Income (000)	Long- term Capital Gain (000)
Money Market	$5,041		$—	$—		$6,817	$—	$—
Prime	20,517		—	—		22,392	—	—
Government	1,980		—	1		4,177	—	107
Government Securities	85		—	—		157	—	4
Treasury	896		—	—	@	1,697	—	—
Treasury Securities	36		—	—		8	—	—
Tax-Exempt	—	@	678	—		118	1,685	152

@ Amount is less than $500.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature.

2011 Annual Report

October 31, 2011

Notes to Financial Statements (cont'd)

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of distribution payable and/or deferred compensation.

Permanent differences are generally due to distribution reclass, nondeductible expenses, equalization and/or gain on the sale of deferred compensation assets. These resulted in the following reclassifications among the Portfolios' components of net assets at October 31, 2011:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)		Paid-in Capital (000)
Money Market	$1	$—	@	$(1)
Prime	(2)	2		—
Government	15	(5)		(10)
Government Securities	1	—		(1)
Treasury	2	1		(3)
Treasury Securities	1	—		(1)
Tax-Exempt	(215)	2		213

@ Amount is less than $500.

At October 31, 2011 the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Tax- Exempt Income (000)	Undistributed Long-term Capital Gain (000)
Money Market	$239	$—	$—
Prime	921	—	—
Government	410	—	—
Government Securities	20	—	—
Treasury	144	—	—
Treasury Securities	2	—	—
Tax-Exempt	—	38	—

At October 31, 2011, cost for U.S. Federal income tax purposes for the investments of the Portfolio were as follows:

Portfolio	Cost (000)
Money Market	$2,357,882
Prime	12,192,050
Government	5,974,853
Government Securities	658,327
Treasury	5,237,316
Treasury Securities	2,715,809
Tax-Exempt	1,262,884

At October 31, 2011, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Portfolio	2016 (000)	2018 (000)	2019 (000)	Total (000)
Money Market	$81	$—	$39	$120
Prime	13	—	7	20
Government Securities	—	—	5	5
Treasury Securities	—	—	1	1
Tax-Exempt	—	74	—	74

During the year ended October 31, 2011, the following Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Portfolio	Capital Loss Carryforward Utilized (000)
Tax-Exempt	$6

H. Transactions and Capital Infusions by Affiliates:

1.  Capital Infusions by Affiliate: On September 25, 2009, the Money Market and the Prime Portfolios received $1,000,000 and $6,000,000, respectively, as non recourse voluntary capital contributions from the Adviser. These voluntary capital contributions were intended to increase the Portfolios' amortized cost net asset value per share. The Adviser did not receive any consideration in return for these capital contributions and no repayment or future consideration is expected.

On June 25, 2010, the Money Market and the Prime Portfolios received $10,613,133 and $14,794,806, respectively, as non recourse voluntary capital contributions from the Adviser. These voluntary capital contributions were intended to increase the Portfolio's amortized cost net asset value per share. The Adviser did not receive any consideration in return for these capital contributions and no repayment or future consideration is expected.

2.  Transactions with Affiliates: The Tax-Exempt Portfolio invested in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio ("the Government Portfolio"), an open-ended management investment company managed by the Adviser. A summary of the Tax-Exempt Portfolio's transactions in shares of the Government Portfolio during the year ended October 31, 2011 is as follows:

Portfolio	Value October 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value October 31, 2011 (000)
Tax-Exempt	$—	$70,300,000	$70,300,000	$—	@	$—

@ Amount is less than $500.

Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Government Portfolio. For the year ended October 31, 2011, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Government Portfolio.

For the year ended October 31, 2011, the following Portfolios invested in Citigroup, Inc., and its affiliated broker/dealers which may be deemed affiliates of the

2011 Annual Report

October 31, 2011

Notes to Financial Statements (cont'd)

Adviser, Administrator and Distributor under Section 17 of the Act.

Portfolio	Value October 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Interest Income (000)	Value October 31, 2011 (000)
Money Market	$120,000	$11,060,000	$11,180,000	$68	$—
Prime	280,000	42,465,000	42,545,000	170	200,000
Government	100,000	47,650,000	47,550,000	241	200,000

I. Other (unaudited): A portion of the securities of the Tax-Exempt Portfolio are insured by certain companies specializing in the insurance of municipal debt obligations. At October 31, 2011, approximately 5.04% of the net assets of the Tax-Exempt Portfolio are covered by such insurance. The insurers and their obligations are as follows:

Insurers	Percentage of Net Assets
AGC	0.06%
AGM	0.78
BHAC	4.20

At October 31, 2011, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Class	Money Market	Prime	Government	Government Securities
Institutional Class	45.64%	15.99%	30.43%	28.83%
Institutional Select Class	—	100.00	99.01	—
Investor Class	99.25	100.00	95.06	99.80
Administrative Class	—	—	90.11	—
Advisory Class	99.24	95.83	97.92	—
Participant Class	95.16	94.69	—	—
Cash Management Class	11.19	—	—	20.43

	Percentage of Ownership
Class	Treasury	Treasury Securities	Tax- Exempt
Institutional Class	27.96%	11.46%	—
Institutional Select Class	99.87	33.35	—
Investor Class	91.05	—	—
Administrative Class	100.00	—	—
Advisory Class	99.53	—	99.89%
Participant Class	22.46	—	99.46
Cash Management Class	16.79	—	—

2011 Annual Report

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Liquidity Funds:

We have audited the accompanying statements of assets and liabilities of Money Market Portfolio, Prime Portfolio, Government Portfolio, Government Securities Portfolio, Treasury Portfolio, Treasury Securities Portfolio and Tax-Exempt Portfolio (the "Portfolios") (the seven portfolios comprising Morgan Stanley Institutional Liquidity Funds), including the portfolios of investments, as of October 31, 2011, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned seven portfolios comprising Morgan Stanley Institutional Liquidity Funds at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2011

2011 Annual Report

October 31, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended October 31, 2011.

Each of the applicable Portfolios designated the following percentages of its income dividends as tax-exempt income dividends:

Portfolio	Percentage
Tax-Exempt	100.00%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

Portfolio	Amount
Government	$862
Treasury	107

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended October 31, 2011.

Each of the applicable Portfolios may designate up to a maximum of the following amounts as qualifying as interest-related dividends and short-term capital gain dividends:

Portfolio	Interest Related Dividends	Short-Term Capital Dividends
Money Market	$5,028,403	$—
Prime	20,516,674	—
Government	1,975,583	4,506
Government Securities	85,197	—
Treasury	895,952	—
Treasury Securities	36,252	—
Tax-Exempt	678,317	—

2011 Annual Report

October 31, 2011

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

Morgan Stanley Institutional Liquidity Funds (collectively, the "Fund") is required by federal law to provide you with a copy of their privacy policy (the "Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distribution, Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ''cookies.'' ''Cookies'' recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

2011 Annual Report

October 31, 2011

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to our affiliated companies.

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING OF CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

2011 Annual Report

October 31, 2011

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (888) 378-1630
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Institutional Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Institutional Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

2011 Annual Report

October 31, 2011

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political-Military Affairs (June 1992 to July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

2011 Annual Report

October 31, 2011

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of various Morgan Stanley Funds (since July 2006); Director or Trustee of the Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2011 Annual Report

October 31, 2011

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") (as of December 31, 2010) and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

2011 Annual Report

October 31, 2011

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kevin Klingert (49) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Money Market and Liquidity Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Money Market and Liquidity Funds; Head of Morgan Stanley Investment Management Liquidity business (since July 2010); Managing Director of the Investment Adviser and various entities affiliated with the Adviser (since December 2007). Formerly, Global Head, Chief Operating Officer and Acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. and the Adviser (April 2008-July 2010); Head of Global Liquidity Portfolio Management and co-head of Liquidity Credit Research of Morgan Stanley Investment Management (December 2007-July 2010) and Vice President of the funds in the Fund Complex (June 2008-July 2010). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991-January 2007).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Investment Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997), Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each Officer serves an indefinite term, until his or her successor is elected.

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Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Portfolio provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Portfolio's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Each Portfolio also delivers the semi-annual and annual reports to shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Portfolio also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings on Form N-MFP. The Portfolios do not deliver these reports to shareholders, nor are the first and third fiscal quarters posted to the Morgan Stanley public website. However, the holdings for each Portfolio are posted to the Morgan Stanley public website. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Trustees. It is available, without charge, by calling toll free at 1 (888) 378-1630.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (888) 378-1630 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Fund which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising a Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (888) 378-1630.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2011 Morgan Stanley

MSILFANN
IU11-02610P-Y10/11

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2011

	Registrant			Covered Entities(1)
Audit Fees		$172,900		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$—	(2)
Tax Fees		$19,880	(3)	$89,626	(4)
All Other Fees	$			$390,354
Total Non-Audit Fees		$19,880		$479,980

Total		$192,780		$479,980

2010

	Registrant			Covered Entities(1)
Audit Fees		$172,900		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$—	(2)
Tax Fees		$19,880	(3)	$199,783	(4)
All Other Fees	$			$154,883	(5)
Total Non-Audit Fees		$19,880		$354,666

Total		$192,780		$354,666

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)          All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Liquidity Funds

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
December 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
December 15, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 15, 2011